   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998
                                                Registration No. 333-5827
                                                Registration No. 811-7645
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ___________

                                    FORM N-4

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                          (GROUP VARIABLE ANNUITY II)

                        Pre-Effective Amendment No.         [_]

                         Post-Effective Amendment No. 2     [X]

                                    AND/OR

                         REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No.  10            [X]

                                  ___________


                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L
                          (Exact Name of Registrant)
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)
                           1300 South Clinton Street
                                 P.O. Box 1110
                           Fort Wayne, Indiana  46801
              (Address of Depositor's Principal Executive Offices)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE:  219-455-2000

                           JOHN L. STEINKAMP, ESQUIRE
                   Vice President & Associate General Counsel
                    Lincoln National Life Insurance Company
                           1300 South Clinton Street
                                 P.O. Box 1110

                           Fort Wayne, Indiana 46801
                (Name and Complete Address of Agent for Service)

                                    Copy to:

                        Kimberly J. Smith, Esquire
                    Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate box)


     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on May 1, 1998, pursuant to paragraph (b) of Rule 485

     [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_]  on ________________ pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:


     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                     Title of securities being registered:
    Interests in a separate account under group variable annuity contracts.

                             CROSS REFERENCE SHEET
                 SHOWING LOCATION OF INFORMATION IN PROSPECTUS

FORM N-4                                     PROSPECTUS CAPTION
--------                                     ------------------
1.  Cover Page.............................. Cover Page
2.  Definitions............................. Definitions
3.  Synopsis or Highlights.................. Summary
4.  Condensed Financial Information......... Condensed Financial Information
5.  General Description of Registrant,
    Depositor and Portfolio Companies....... Lincoln Life, The Variable Investment Division and the Funds
6.  Deductions and Expenses................. Deductions and Charges
7.  General Description of Variable
    Annuity Contracts....................... Contract Provisions; Other Contract Provisions
8.  Annuity Period.......................... Annuity Period
9.  Death Benefit........................... Contract Provisions, Death Benefits
10. Purchases and Contract Values........... Contract Provisions
11. Redemptions............................. Contract Provisions, Withdrawals
12. Taxes................................... Federal Income Tax Considerations
13. Legal Proceedings....................... Other Information, Legal Proceedings
14. Table of Contents of the
    Statement of Additional
    Information............................. Contents of Statement of Additional Information


                             CROSS REFERENCE SHEET
    SHOWING LOCATION OF INFORMATION IN STATEMENT OF ADDITIONAL INFORMATION

FORM N-4                                     STATEMENT OF ADDITIONAL INFORMATION CAPTION
--------                                     -------------------------------------------
15. Cover Page.............................. Cover Page
16. Table of Contents....................... Table of Contents
17. General Information and History......... Prospectus-Lincoln Life, The Variable Investment Division and the Funds
18. Services................................ Not Applicable
19. Purchase of Securities Being
    Offered................................. Not Applicable
20. Underwriters............................ Distribution of the Contracts
21. Calculation of Yield Quotations
    of Money Market Sub-Accounts............ Not Applicable
22. Annuity Payments........................ Determination of Variable Annuity Payment
23. Financial Statements.................... Financial Statements

                             CROSS REFERENCE SHEET
          SHOWING LOCATION OF INFORMATION IN PART C-OTHER INFORMATION

24(a) Financial Statements and
      Exhibits.............................. Not Applicable
24(b) Exhibits.............................. Exhibits
25. Directors and Officers of the
    Depositor............................... Directors and Officers of the Depositor
26. Persons Controlled by or Under
    Common Control with the Depositor
    or Registrant........................... Organizational Chart

27. Number of Contract Owners............... Number of Contract Owners
28. Indemnification......................... Indemnification
29. Principal Underwriters.................. Principal Underwriters
30. Location of Accounts and Records........ Location of Accounts and Records
31. Management Services..................... Management Services
32. Undertakings............................ Undertakings

--------------------------------------------------------------------------------
                              THE LINCOLN NATIONAL
                                 LIFE INSURANCE
                                    COMPANY

                        Group Variable Annuity Contracts
                  Lincoln National Variable Annuity Account L
                                 P.O. Box 9740
                             Portland, Maine 04104
                                 (800) 341-0441

                              VARIABLE ANNUITY II


                                      LOGO

--------------------------------------------------------------------------------
PROSPECTUS
--------------------------------------------------------------------------------

                                                                MAY 1, 1998

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

  THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE APPLICABLE UNDERLYING FUNDS WHICH SHOULD BE RETAINED FOR FUTURE REFERENCE.

  INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISK, INCLUDING MARKET FLUC-TUATION AND POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

90002

This prospectus describes group annuity contracts ("Contracts") offered by The Lincoln National Life Insurance Company ("Lincoln Life"), a wholly-owned sub-sidiary of Lincoln National Corporation. The Contracts are designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408 and 457 and other related Sections as well as for programs offering non-qualified annuities. A Partici-pant is an employee or other person affiliated with the Contractholder on whose behalf a Participant Account is maintained under the terms of the Contract.

The Contracts permit Contributions to be deposited in the Guaranteed Interest Division, which is part of Lincoln Life's General Account, and in certain Sub-Accounts in Lincoln National Variable Annuity Account L ("Variable Investment Division"). Contributions to the Guaranteed Interest Division earn interest at a guaranteed rate declared by Lincoln Life. Contributions to the Variable In-vestment Division will increase or decrease in dollar value depending on the investment performance of the underlying funds in which the Sub-Accounts invest. Special limits apply to withdrawals and transfers from the Guaranteed Interest Division.

Currently, the Variable Investment Division consists of the nine Sub-Accounts listed below: Next to each listed Sub-Account is the name of the fund (the "Fund") in which the Sub-Account invests. For more information about the in-vestment objectives, policies and risks of the Funds please refer to the pro-spectus for each of the Funds.

Index Account.......................................... Dreyfus Stock Index Fund
Growth I Account....................................... Fidelity's Variable
                                                        Insurance Products Fund:
                                                        Growth Portfolio
Asset Manager Account.................................. Fidelity's Variable
                                                        Insurance Products Fund
                                                        II: Asset Manager
                                                        Portfolio
Growth II Account...................................... American Century
                                                        Variable Portfolios,
                                                        Inc.: VP Capital
                                                        Appreciation
Balanced Account....................................... American Century
                                                        Variable Portfolios,
                                                        Inc.: VP Balanced
International Stock Account............................ T. Rowe Price
                                                        International Series,
                                                        Inc.
Socially Responsible Account........................... Calvert Social Balanced
                                                        Portfolio
Equity-Income Account.................................. Fidelity's Variable
                                                        Insurance Products Fund:
                                                        Equity-Income Portfolio
Small Cap Account...................................... Dreyfus Variable
                                                        Investment Fund: Small
                                                        Cap Portfolio

This prospectus is intended to provide information regarding the Contracts of-fered by Lincoln Life that you should know before investing. Please read and retain this prospectus for future reference. A Statement of Additional Informa-tion ("SAI"), dated May 1, 1998, has been filed with the Securities and Ex-change Commission and is incorporated by this reference into this Prospectus. If you would like a free copy, write to Lincoln National Life Insurance Co., P.O. Box 9740, Portland, Maine 04104, or call (800)-341-0441. A table of con-tents for the SAI appears on the last page of this Prospectus.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS................................................................   3
SUMMARY (Including Fee Table and Performance Information)..................   5
CONDENSED FINANCIAL INFORMATION............................................  10
FINANCIAL STATEMENTS.......................................................  11
LINCOLN LIFE, THE VARIABLE INVESTMENT DIVISION AND THE FUNDS...............  11
CONTRACT PROVISIONS........................................................  15
DEDUCTIONS AND CHARGES.....................................................  21
ANNUITY PERIOD.............................................................  23
FEDERAL INCOME TAX CONSIDERATIONS..........................................  25
VOTING RIGHTS..............................................................  31
OTHER CONTRACT PROVISIONS..................................................  32
GUARANTEED INTEREST DIVISION...............................................  33
OTHER INFORMATION..........................................................  34
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION..................  36

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit of measure used to record amounts of increases to, decreases from and accumulations in each Sub-Account during the Accumulation Period.

ACCUMULATION UNIT VALUE: The dollar value of an Accumulation Unit in each Sub-Account on any Valuation Date.

ACCUMULATION PERIOD: The period commencing on a Participant's Participation Date and terminating when the Participant's Account balance is reduced to zero, either through withdrawal(s), annuitization, imposition of charges, payment of a Death Benefit or a combination thereof.

ANNUITANT: The person receiving annuity payments under the terms of the Contract.

ANNUITY COMMENCEMENT DATE: The date on which Lincoln Life makes the first annuity payment to the Annuitant as required by the Retired Life Certificate.

ANNUITY CONVERSION AMOUNT: The amount applied toward the purchase of an annuity.

ANNUITY PERIOD: The period concurrent with or following the Accumulation Period, during which an Annuitant's annuity payments are made.

BENEFICIARY: The person(s) designated to receive a Participant's Account balance in the event of the Participant's death during the Accumulation Period or the person(s) designated to receive any applicable remainder of an annuity in the event of the Annuitant's death during the Annuity Period.

BUSINESS DAY: A day on which the New York Stock Exchange is customarily open for business.

CONTRIBUTIONS: All amounts deposited under a Contract, including any amount transferred from another contract or Trustee.

CONTRACT: A Group Variable Annuity contract issued by Lincoln Life to the Contractholder.

CONTRACTHOLDER: The party named as the Contractholder on the group annuity contract issued by Lincoln Life. The Contractholder may be an Employer, a retirement plan trust, an association or any other entity allowed under the law.

DIVISION(S): The Guaranteed Interest Division and/or the Variable Investment Division.

EMPLOYER: The organization specified in the Contract which offers the Plan to its employees.

FUNDS: The underlying funds in which the Sub-Accounts invest. Funds are investment vehicles which offer their shares only to insurance companies' separate accounts and other qualifying investors.

GENERAL ACCOUNT: All assets of Lincoln Life other than those in the Variable Investment Division or any other separate account.

GROSS WITHDRAWAL AMOUNT: The amount by which a Participant's Account is reduced when a withdrawal occurs, including any applicable contingent deferred sales charge and Annual Administration Charge.

GUARANTEED ANNUITY: An annuity for which Lincoln Life guarantees the amount of each payment for as long as the annuity is payable.

GUARANTEED INTEREST DIVISION: The Division maintained by Lincoln Life for the Contracts and other contracts for which Lincoln Life guarantees the principal amount and interest credited thereto subject to any fees and charges as set forth in the Contract. Amounts allocated to the Guaranteed Interest Division are part of Lincoln Life's General Account.

LINCOLN LIFE: The Lincoln National Life Insurance Company.

NET CONTRIBUTIONS: The sum of all Contributions credited to a Participant Account less any Net Withdrawal Amounts, outstanding loan (including principal and due and accrued interest) and amounts converted to a Payout Annuity.

NET WITHDRAWAL AMOUNT: The amount paid when a withdrawal occurs.

PARTICIPANT: An employee or other person affiliated with the Contractholder on whose behalf an Account is maintained under the terms of the Contract.

PARTICIPANT ACCOUNT: An account maintained for a Participant during the Accumulation Period the total balance of which equals the Participant's Account balance in the Variable Investment Division plus the Participant's Account balance in the Guaranteed Interest Division.

PARTICIPATION ANNIVERSARY: For each Participant, a date at one year intervals from the Participant's Participation Date. If an anniversary occurs on a non-Business Day, it is treated as occurring on the next Business Day.

PARTICIPATION DATE: A date assigned to each Participant corresponding to the date on which the first Contribution on behalf of that Participant is received by Lincoln Life. A Participant will receive a new Participation Date if such Participant makes a Total Withdrawal, as defined in this prospectus, and Contributions on behalf of the Participant are resumed under any Contract.

PARTICIPATION YEAR: A period beginning with one Participation Anniversary and ending the day before the next Participation Anniversary, except for the first Participation Year which begins with the Participation Date.

PAYOUT ANNUITY: A series of payments paid to a person. A Payout Annuity may be either a Guaranteed Annuity, a Variable Annuity or a combination Guaranteed and Variable Annuity. See "Annuity Period."

PLAN: The retirement program offered by an Employer to its employees for which a Contract is used to accumulate funds.

RECEIPT: Receipt by Lincoln Life at its service office in Portland, Maine.

SUB-ACCOUNT: An account established in the Variable Investment Division which invests in shares of a corresponding Fund.

VALUATION DATE: A Business Day. Accumulation Units and Annuity Units are computed as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: A period used in measuring the investment experience of each Sub-Account. The Valuation Period begins at the close of trading on the New York Stock Exchange on one Valuation Date and ends at the corresponding time on the next Valuation Date.

VARIABLE ANNUITY: An annuity with payments that increase or decrease in accordance with the investment results of the selected sub-accounts. See "Annuity Period."

VARIABLE INVESTMENT DIVISION: The Division which is maintained by Lincoln Life for these Contracts and certain other Lincoln Life contracts for which Lincoln Life does not guarantee the principal amount or investment results. The Variable Investment Division is the Lincoln National Variable Annuity Account L which is a group of assets segregated from the General Account whose income, gains and losses, realized or unrealized, are credited to or charged against the Variable Investment Division without regard to other income, gains or losses of Lincoln Life. The Variable Investment Division currently consists of nine Sub-Accounts. Additional Sub-Accounts may be added in the future.

                                    SUMMARY

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

  Lincoln Life was founded in 1905 and is organized under Indiana law. Lincoln Life is one of the largest stock life insurance companies in the United States. Lincoln Life is the issuer of the Contracts offered by this prospectus. Lincoln Life is owned by Lincoln National Corp. ("LNC") which is also organized under Indiana law. LNC's primary businesses are the issuing of annuities, life insurance, property-casualty insurance and reinsurance, and the providing of investment management services.

                               CONTRACTS OFFERED

  The Group Variable Annuity Contracts offered by this prospectus are available to Employers and other entities to provide a way to accumulate funds for retirement and to provide Payout Annuities. Lincoln Life offers Contracts designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities.

                           HOW CONTRIBUTIONS ARE MADE

  Contributions under the Contract are deposited by the Contractholder. Depending upon the type of Plan offered, Contributions may consist of salary reduction Contributions, Employer Contributions or Participant post-tax Contributions. Contributions are forwarded by the Contractholder to Lincoln Life and allocated among the two Divisions in accordance with information provided by the Contractholder. See "Contract Provisions, Contributions under the Contract."

                               DIVISIONS OFFERED

  Contributions may be allocated to the Guaranteed Interest Division or to the Variable Investment Division or to both Divisions. The Variable Investment Division currently consists of nine Sub-Accounts. A Contractholder may choose to offer between zero and nine of the Sub-Accounts to its Participants under a Contract. The Sub-Accounts invest their assets in shares of a corresponding Fund. For a full description of the Funds, see the prospectuses for the Funds.

                  TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  During the Accumulation Period, a Participant or a Contractholder under certain Plans may make transfers between and among Divisions and Sub-Accounts. Certain Plans may limit the transfers in dollar amount, type of Contribution, or frequency. Certain Plans may require Contractholder approval for a transfer. See "Transfers between Divisions and Sub-Accounts."

                                  WITHDRAWALS

  During the Accumulation Period, a Participant may withdraw any part of their Account balance subject to the restrictions imposed by the Code and regulations thereof and by the applicable Plan. With respect to Section 401(a) Plans and Plans subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), the Contractholder must authorize Lincoln Life to process a withdrawal request by a Participant. Withdrawal requests under Section 457 Plans must also be authorized by the Contractholder. With respect to withdrawal requests by Participants under Plans not subject to Title I of ERISA, certain Contracts may require that the Participants must certify to Lincoln Life that an eligible event under the Code has occurred. Withdrawal requests must be in writing and in a form acceptable to Lincoln Life.

  Certain Plans are also subject to distribution requirements under Section 401(a)(9) of the Code including the incidental death benefit requirements of
Section 401(a)(9)(G). Certain transfers from one Qualified Plan contract to another Qualified Plan contract are not subject to withdrawal restrictions under the Code. Withdrawals and distributions may have tax consequences, including possibly a 10% Federal Excise Tax for premature distributions. See "Federal Income Tax Considerations."

  Certain types of withdrawals are subject to a contingent deferred sales charge ("CDSC"). See "Contract Provisions, Deductions and Charges."

                                 DEATH BENEFITS

  The Contracts provide for a Death Benefit for a Participant who dies during the Accumulation Period. See "Contract Provisions, Death Benefits."

                                PAYOUT ANNUITIES

  As permitted by the applicable Plan, a Participant or a Beneficiary of a deceased Participant may elect to convert all or part of the Participant's Account balance or the Death Benefit, as appropriate, to a Payout Annuity. Lincoln Life offers both Guaranteed and Variable Annuities or a combination Guaranteed and Variable Annuity. The range of annuity options available includes life annuities and annuities for a specific time period as well as others described more fully in this prospectus. See "Annuity Period."

                              FREE-LOOK PROVISION

  A Participant under a Section 403(b) or 408 Plan and certain Non-Qualified Plans has ten days, in most cases, from the date the Participant receives an Active Life Certificate to notify Lincoln Life in writing that the Participant does not choose to participate under the Contract and to receive a return of funds. See "Free-Look Period."

                                   FEE TABLE

  The following table and examples, prescribed by the SEC, are included to assist Contractholders and Participants in understanding the transaction and operating expenses imposed directly or indirectly under the Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from a Participant's Account. A CDSC is deducted from a Participant's Account balance only if a total or partial withdrawal is made, and then only if one of the exceptions does not apply.

Contract Related Transaction Expenses/1//
  Sales Load Imposed on Purchases: 0%
  Maximum Contingent Deferred Sales Charge
  (as a percentage of the Gross Withdrawal Amount): 6%
  Annual Administration Charge/2//                     $25

Separate
Account An-
nual Ex-
penses
(as a per-
centage of
average
daily net
assets)
  Mortality
   and Ex-
   pense
   Risk
   Charge:   1.00%/3//
  Other
   Charges:  0.00%
  Total
   Separate
   Account
  Annual
   Expenses: 1.00%

Fund Expenses/4/
(as a percentage of average daily net assets)

                             G-
                      INDEX I/5// AMGR/5// G-II BAL  INT'L SOC RES/6// EQI/5// SMCAP
                      ----- ----- -------- ---- ---- ----- ----------- ------- -----
Management Fees:      0.25   0.60   0.55   1.00 1.00 1.05     0.69      0.50   0.75
Other Expenses:       0.03   0.09   0.10      0    0    0     0.12      0.08   0.03
Total Fund Expenses:  0.28   0.69   0.65   1.00 1.00 1.05     0.81      0.58   0.78

  Example #1: Assuming total withdrawal of the Participant's Account balance at the end of the period Shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

          INDEX   G-I    AMGR   G-II   BAL   INT'L  SOC RES  EQI   SMCAP
          ------ ------ ------ ------ ------ ------ ------- ------ ------
1 Year     75.45  79.34  78.96  82.27  82.27  82.74  80.48   78.30  80.29
3 Years   108.07 119.93 118.78 128.80 128.80 130.22 123.37  116.76 122.80
5 Years   143.13 163.21 161.27 178.12 178.12 180.50 169.01  157.87 168.05
10 Years  242.71 284.40 280.41 314.72 314.72 319.52 296.25  273.39 294.29

  Example #2: Assuming annuitization of the Participant's Account at the end of the period shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

          INDEX   G-I    AMGR   G-II   BAL   INT'L  SOC RES  EQI   SMCAP
          ------ ------ ------ ------ ------ ------ ------- ------ ------
1 Year     13.24  17.38  16.98  20.50  20.50  21.00  18.59   16.27  18.39
3 Years    41.21  53.87  52.64  63.33  63.33  64.85  57.54   50.49  56.93
5 Years    71.27  92.77  90.69 108.73 108.73 111.28  98.98   87.04  97.95
10 Years  156.63 201.69 197.38 234.47 234.47 239.66 214.51  189.79 212.38

  Example #3: Assuming persistency of the Participant's Account through the periods shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

          INDEX   G-I    AMGR   G-II   BAL   INT'L  SOC RES  EQI   SMCAP
          ------ ------ ------ ------ ------ ------ ------- ------ ------
1 Year     13.24  17.38  16.98  20.50  20.50  21.00  18.59   16.27  18.39
3 Years    41.21  53.87  52.64  63.33  63.33  64.85  57.54   50.49  56.93
5 Years    71.27  92.77  90.69 108.73 108.73 111.28  98.98   87.04  97.95
10 Years  156.63 201.69 197.38 234.47 234.47 239.66 214.51  189.79 212.38

  The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity II of Lincoln Life and under corresponding accounts of UNUM Life Insurance Company of America.
--------
/1/The/examples do not take into account any deduction for premium taxes which may be applicable. Loans taken by a Participant with respect to the Partici-pant's Account balance in the Guaranteed Interest Division may be subject to a charge for establishing the loan.

/2/The/Employer has the option of paying the Annual Administration Charge on behalf of the Participants under a Contract. In such a situation, the pro-jected expenses would be lower than those indicated in the examples. This charge is not imposed during the Annuity Period. In certain situations the Annual Administrative Charge may be reduced or eliminated. See "Deductions & Charges-Annual Administrative Charge."

/3/Prior/to January 1, 1998, a 1.20% mortality and expense risk charge was de-ducted from the Contracts.

/4/Until/complete order instructions are received, initial Contributions may be allocated temporarily to Fidelity's Variable Insurance Products Fund: Money Market Portfolio. Management fees for this fund are 0.21%. Other expenses are 0.10%. Total Fund Expenses are 0.31%. See "Initial Contributions."

/5/A/portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrange-ments with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for VIP Equity-Income Portfolio, 0.67% for VIP Growth Port-folio, and 0.64% for VIP II Asset Manager Portfolio.

/6/The/figures above are based on expenses for fiscal year 1997, and have been restated to reflect an increase in transfer agency expenses of 0.01% ex-pected to be incurred in 1998. "Management Fees" includes a performance ad-justment which, depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55%. "Other Expenses" Reflects an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.78%.

  The Contracts are designed for retirement planning. Withdrawals prior to retirement or the Annuity Commencement Date are not consistent with the long-term purposes of the Contracts and the applicable tax laws. Withdrawals may also be subject to federal income tax and a 10% Federal tax penalty.

  The fee table and examples reflect expenses and charges of the Sub-Accounts and the expenses of the applicable Fund for the year ended December 31, 1997. HOWEVER, THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND CHARGES OF THE SUB-ACCOUNTS OF THE FUNDS. SIMILARLY, THE ASSUMED 5% ANNUAL RATE OF RETURN IS NOT AN ESTIMATE OR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE. See "Deductions and Charges" in this prospectus and the discussion of Fund Management in the prospectus for each of the Funds for further information.

                            PERFORMANCE INFORMATION

  The Variable Investment Division may advertise or use in sales literature information concerning the investment performance of the various Sub-Accounts. No performance presentation should be considered as representative of future investment results. Actual performance is a function not only of the investment management of the underlying Funds and market forces, but of the time and frequency of Contributions, the charges and fees imposed under the Contract, the fees and expenses of the Funds, and transfers made by a Participant, among other factors.

  The investment performance of the Sub-Accounts may be advertised in comparison with the performances of other variable annuities, other investment companies (such as mutual funds), and recognized indices (such as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, NASDAQ Index, Consumer Price Index), and data published by Lipper Analytical Services, Inc., Morningstar, and Variable Annuity Research and Data Service or comparable services. Performance of the Sub-Accounts may also be compared with performance of other types of investments. Some advertisements may also include published editorial comments and performance rankings by independent organizations and publications that monitor the performance of separate accounts and mutual funds.

  The Sub-Accounts may advertise average annual total return performance information according to the SEC standardized formula. Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical $1,000 contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized formula gives effect to all applicable charges under the Contracts. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Sub-Account, (ii) no transfers or additional payments were made and (iii) the withdrawal of the investment occurs at the end of the period. Premium taxes are not included in this calculation. The Sub-Accounts may also advertise this total return performance as described above on a cumulative basis.

  The Sub-Accounts may also present non-standard performance information based on the history of a Fund and adjusted to reflect the fees and charges imposed under a Contract. The Sub-Accounts may present total return information computed on a calendar year basis. The Sub-Accounts may also present total return information over specified periods of time (computed on an average annual or cumulative basis) either assuming that no CDSC will be deducted or assuming that no CDSC or administrative charge will be deducted. The Sub-Accounts may present hypothetical examples that apply the total return to a hypothetical initial investment. The Sub-Accounts may also present total return information based on different amounts of periodic investments. For additional performance information, please refer to the Statement of Additional Information.

                               PUBLISHED RATINGS

  From time to time, in advertisements or in reports to Contractholders, Lincoln Life may reflect endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time.

  Also, from time to time, the rating of Lincoln Life as an insurance company by A.M. Best may be referred to in advertisements or in reports to Contractholders. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect Best's opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance Industry. Best's ratings range from A++ to F.

  In addition, the claims-paying ability of Lincoln Life as measured by the Standard and Poor's Rating Group may be referred to in advertisements or in reports to Contractholders. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to CCC.

  From time to time Lincoln Life may refer to Moody's Investors Service rating of Lincoln Life. Moody's Investors Service financial strength ratings indicate an insurance company's ability to discharge policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries, and affiliates. Moody's Investors Service ratings range from Aaa to C.

  These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance contracts in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-contract obligations (i.e., debt/commercial paper). Lincoln Life's ratings should not be considered as bearing on the investment performance of assets held in the Variable Investment Division or the safety (or lack thereof) for an investment in the Variable Investment Division.

                        CONDENSED FINANCIAL INFORMATION

  The financial data included below should be read in conjunction with the financial statements and the related data included in the Statement of Additional Information.

                              ACCUMULATION VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                               1996    1997
SUB-ACCOUNT                   ------- -------
Index Account
  September 26 Commencement   21.0129
  Beginning of Period                 22.7054
  End of Period               22.7054 29.8265
Growth I Account
  September 26 Commencement   22.7925
  Beginning of Period                 23.2198
  End of Period               23.2198 28.3281
Growth II Account
  September 26 Commencement   16.2016
  Beginning of Period                 14.7133
  End of Period               14.7133 14.0633
Asset Manager Account
  September 26 Commencement   16.3088
  Beginning of Period                 17.2668
  End of Period               17.2668 20.5827
Balanced Account
  September 26 Commencement   15.6978
  Beginning of Period                 16.2128
  End of Period               16.2128 18.5504
International Stock Account
  September 26 Commencement   11.6873
  Beginning of Period                 12.2756
  End of Period               12.2756 12.5034
Socially Responsible Account
  September 26 Commencement   13.7989
  Beginning of Period                 14.2222
  End of Period               14.2222 16.8728
Equity-Income Account
  September 26 Commencement   14.7629
  Beginning of Period                 15.7898
  End of Period               15.7898 19.9854
Small Cap Account
  September 26 Commencement   14.8535
  Beginning of Period                 15.2861
  End of Period               15.2861 17.6322
Pending Allocation Account
  September 26 Commencement   11.1227
  Beginning of Period                 11.2772
  End of Period               11.2772 11.8940

           NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

                               1996    1997
                              ------ ---------
Index Account                  3,092 3,317,492
Growth I Account               8,318 4,982,061
Growth II Account              1,254 1,712,834
Asset Manager Account         24,911 4,470,804
Balanced Account               1,795 1,287,263
Socially Responsible Account   9,459   469,349
Equity-Income Account         10,485 3,608,022
International Stock Account    4,707 1,836,822
Small Cap Account             11,770 3,523,760
Pending Allocation Account         5    29,969

  Number of Fund Shares held by each of the corresponding Sub-Accounts as of December 31st of each year

                                        1996    1997
                                       ------ ---------
Dreyfus Stock Index Fund                3,463 3,842,815
Fidelity's Variable Insurance
 Products Fund: Growth Portfolio        6,205 3,804,242
American Century Variable Portfolios,
 Inc.:
 VP Capital Appreciation Portfolio      1,802 2,488,525
Fidelity's Variable Insurance
 Products
 Fund II: Asset Manager Portfolio      25,417 5,109,621
American Century Variable Portfolios,
 Inc.:
 VP Balanced Portfolio                  3,861 2,898,074
Calvert Social Balanced Portfolio      75,862 3,998,081
Fidelity's Variable Insurance
 Products
 Fund: Equity-Income Portfolio          7,876 2,969,942
T. Rowe Price International Stock
 Portfolio                              4,573 1,802,778
Dreyfus Variable Investment Fund:
 Small Cap Portfolio                    3,456 1,087,395
Fidelity's Variable Insurance
 Products
 Fund: Money Market Portfolio              55   356,452

                              FINANCIAL STATEMENTS

  The statutory-basis financial statements and schedules of Lincoln Life and the financial statements of the Variable Investment Division may be found in the Statement of Additional Information.

          LINCOLN LIFE, THE VARIABLE INVESTMENT DIVISION AND THE FUNDS

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

  Lincoln Life is a stock life insurance company incorporated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering life insurance policies and annuity policies, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Virgin Islands.

  Lincoln Life is wholly owned by Lincoln National Corporation ("LNC"), a publicly held insurance holding company incorporated under Indiana law on January 5, 1968. The principal offices of both Lincoln Life and LNC are located at 1300 South Clinton Street, Fort Wayne, Indiana 46801. Through subsidiaries, LNC engages primarily in the issuance of life insurance and annuities, property-casualty insurance, and other financial services. Administrative services necessary for the operation of the Variable Investment Division and the Contracts are currently provided by Lincoln Life.

                  LINCOLN FINANCIAL ADVISORS CORPORATION

  Lincoln Financial Advisors Corporation ("LFA"), a registered broker-dealer, is the principal underwriter of the Contracts. As such, LFA will be offering the Contracts and performing all duties and functions that are necessary and proper for distribution of the Contracts. LFA also may enter into sales agreements with independent broker-dealers for the sale of the Contracts. LFA may pay sales commissions to broker-dealers up to an amount equivalent to 3.5% of Contributions under a Contract. LFA's principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802. LFA, as a broker-dealer, will do business in the state of Texas under the name LNC Equity Sales Corporation.

                        THE VARIABLE INVESTMENT DIVISION

  The Variable Investment Division was established by Lincoln Life as a separate account on April 29, 1996. Although the assets of the Variable Investment Division are the property of Lincoln Life, the laws of Indiana under which the Variable Investment Division was established provide that the assets in the Variable Investment Division attributable to the Contracts are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. The assets of the Variable Investment Division shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Variable Investment Division's assets exceed its reserves and other liabilities arising under the Contracts supported by it. The Variable Investment Division is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management or investment practices or policies of either the Variable Investment Division or Lincoln Life by the SEC.

  The Variable Investment Division currently consists of nine Sub-Accounts. The Sub-Accounts invest in shares of the Funds. Therefore, the investment experience of the Sub-Accounts depends on the performance of the Funds.

  The income, gains and losses, realized or unrealized, from assets allocated to each Sub-Account of the Variable Investment Division are credited to or charged against that Sub-Account, without regard to other income, gains or losses in Lincoln Life's general account or any other separate account or Sub-Account. Lincoln Life is the issuer of the Contracts and the obligations set forth therein, other than those of the Contractholder or the Participant, are obligations of Lincoln Life.

                                   THE FUNDS

  The nine Sub-Accounts invest directly in nine corresponding Funds. Each of these Funds was formed as an investment vehicle for insurance company separate accounts. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

  Information about each of the Funds, including their investment objectives and investment management, is contained below. Additional information about the Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in the prospectuses for the Funds, which should be read carefully before investing. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES. Additional copies of the Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the Funds without charge by writing to the particular Funds at the addresses noted on the front of the Fund prospectus. Shares of the Funds are sold not only to the Sub-Accounts but also to variable annuity and variable life separate accounts of other insurance companies and qualified retirement plans. For disclosure of possible conflicts involved in the Sub-Accounts investing in Funds that are so offered, see the applicable Fund prospectus.

  All dividend and capital gain distributions of the Funds are automatically reinvested in shares of the distributing Funds at their net asset value on the date of distribution.

                            DREYFUS STOCK INDEX FUND

  Dreyfus Stock Index Fund is an open-end, non-diversified management investment company known as an index fund. Its goal is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

  The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, acts as the Fund manager and Mellon Equity Associates, an affiliate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.

       CALVERT SOCIAL BALANCED PORTFOLIO OF CALVERT VARIABLE SERIES

CALVERT SOCIAL BALANCED PORTFOLIO: The Calvert Social Balanced Portfolio seeks total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and growth opportunity and which satisfy the social concern criteria established for the Portfolio. Shares of the Portfolio are offered only to insurance companies for allocation to certain of their variable accounts.

  The Calvert Asset Management Company, Inc. located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, serves as the Portfolio's investment adviser.

            SMALL CAP PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND

  Dreyfus Variable Investment Fund is an open-end, diversified management investment company.

THE SMALL CAP PORTFOLIO: The Portfolio seeks to maximize capital appreciation. The Small Cap Portfolio seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in companies with market capitalization of less than $1.5 billion, at the time of purchase, both domestic and foreign, which the portfolio believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions.

  The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (VIP): VIP EQUITY-INCOME PORTFOLIO,
           VIP GROWTH PORTFOLIO, AND VIP MONEY MARKET PORTFOLIO

VIP EQUITY-INCOME PORTFOLIO: The Portfolio seeks reasonable income by investing at least 65% of its total assets in income-producing securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds.

VIP GROWTH PORTFOLIO: The Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

VIP MONEY MARKET PORTFOLIO: The Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information regarding the Portfolio, into which initial Contributions are invested pending Lincoln Life's receipt of a complete order, please see the "Initial Contributions" section.

  Fidelity Management & Research Company ("FMR") is the manager of the VIP Equity-Income Portfolio, the VIP Growth Portfolio and the VIP Money Market Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109.

 FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (VIP II): VIP II ASSET MANAGER
                                 PORTFOLIO

VIP II ASSET MANAGER PORTFOLIO: The Portfolio seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

  FMR is the manager of the Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109. FMR or its affiliate may compensate Lincoln Life or its affiliate for administrative, distribution, or other services. That compensation would be based on assets of the Fidelity Funds attributable to the Contracts and to certain other contracts issued or administered by Lincoln Life and its affiliates.

  AMERICAN CENTURY VP CAPITAL APPRECIATION AND AMERICAN CENTURY VP BALANCED OF
                AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

AMERICAN CENTURY VP CAPITAL APPRECIATION: The Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

AMERICAN CENTURY VP BALANCED: The Portfolio seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for appreciation and the balance in bonds and other fixed income securities.

  American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc. which also manages the American Century family of mutual funds. American Century Investment Management, Inc. has its principal place of business at 4500 Main Street, Kansas City, Missouri 64111.

  Lincoln Life or its affiliate may perform certain administrative or other services that would otherwise be performed by American Century Services Corporation and American Century Investment Management, Inc. may pay Lincoln Life or its affiliate for such services. Such compensation would be based on assets of the American Century Funds attributable to the Contracts and certain other contracts issued by Lincoln Life and its affiliates.

   INTERNATIONAL STOCK PORTFOLIO OF T. ROWE PRICE INTERNATIONAL SERIES, INC.

INTERNATIONAL STOCK PORTFOLIO: The International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

  The Series is managed by Rowe Price-Fleming International, Inc., one of America's largest international no load mutual fund managers with approximately $30 billion under management as of

December 31, 1997, from its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, and Buenos Aires.

                              CONTRACT PROVISIONS

                                    GENERAL

  These Contracts were designed for Employers and other entities to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities. An Employer, Association or trustee in some circumstances, may enter into a Contract with Lincoln Life by filling out an application and returning it to Lincoln Life. Upon Lincoln Life's acceptance of the application, Contractholders or an affiliated Employer can forward Contributions on behalf of employees who then become Participants under the Contracts. For Plans that have allocated rights to the Participant, Lincoln Life will issue to each Participant a separate Active Life Certificate that describes the basic provisions of the Contract to each Participant.

                        CONTRIBUTIONS UNDER THE CONTRACT

  Generally, under the Contracts, Contributions are forwarded by the Contractholders to Lincoln Life for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, Employer Contributions or post-tax Contributions.

  Contributions may accumulate on either a guaranteed or variable basis depending upon the Divisions available under the Contract and/or the Division in which the Contributions are deposited. Contributions to the Guaranteed Interest Division become part of Lincoln Life's General Account and are guaranteed a minimum rate of interest. See "Guaranteed Interest Division." Contributions to the Variable Investment Division increase or decrease in value daily to reflect the investment experience of the Sub-Accounts in which the Contributions are invested.

  Contributions by Participants may be in any amount unless there is a minimum amount set by the Contractholder or Plan. A Contract may require the Contractholder to contribute a minimum annual amount on behalf of all Participants. Annual Contributions under Qualified Plans may be subject to maximum limits imposed by the Code. Annual Contributions under non-qualified plans may be limited by the terms of the Contract. In the Statement of Additional Information see "Tax Law Considerations" for a discussion of these limits. Subject to any restrictions imposed by the Plan or the Code, transfers from other contracts and qualified rollover Contributions will be accepted.

  Section 830.205 of the Texas Education Code provides that Employer or state Contributions (other than salary reduction Contributions) on behalf of Participants in the Texas Optional Retirement Program ("ORP") vest after one year of participation in the program. Lincoln Life will return Employer Contributions to the Contractholder for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first participation year in the ORP, ORP Participants may only direct Employer and state Contributions to the Guaranteed Interest Division.

  Contributions must be in United States funds. All withdrawals and distributions under this Contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method constituting a Contribution, Lincoln Life will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions shall be reversed and the party responsible for the invalid Contribution shall reimburse Lincoln Life for any losses or expenses resulting from the invalid Contribution.

                             INITIAL CONTRIBUTIONS

  The initial Contribution for a Participant will be credited to the Participant's Account no later than two Business Days after it is received by Lincoln Life at its service office if it is preceded or accompanied by a completed enrollment form containing all the information necessary for processing the Participant's Contribution. If Lincoln Life does not receive a complete enrollment form, Lincoln Life will notify the Contractholder or the Participant that Lincoln Life does not have the necessary information to process the Contribution. If the necessary information is not provided to Lincoln Life within five (5) Business Days after Lincoln Life first receives the initial Contribution, Lincoln Life will return the initial Contribution less any withdrawal(s) by the Participant or by the Contractholder, unless the Participant or the Contractholder specifically consents to Lincoln Life retaining the Contribution until the enrollment form is made complete.

  Notwithstanding the above, when the Contract includes language regarding the "Pending Allocation Account", the following shall apply: Where state approval has been obtained, if Lincoln Life receives Contributions which are not accompanied by a properly completed Enrollment Form, Lincoln Life will notify the Contractholder of that fact and deposit the Contributions to the Pending Allocation Account, unless such Contributions are designated to another Account in accordance with the Plan. Within two Business Days of receipt of a properly completed Enrollment Form, the Participant's Account balance in the Pending Allocation Account will be transferred in accordance with the allocation percentages elected on the Enrollment Form. All future Contributions will also be allocated in accordance with these percentages until such time as the Participant may notify Lincoln Life of a change. If a properly completed Enrollment Form is not received after three monthly notices have been sent, the Participant's Account balance in the Pending Allocation Account will be refunded to the Contractholder within 105 days of the date of the initial Contribution. The Pending Allocation Account invests in Fidelity's Variable Insurance Products Fund Money Market Portfolio and is not available as an investment option under the group annuity contract. Mortality & Expense Risk Charges and the Annual Administration Charge do not apply to this Account. These charges will be applicable upon receipt of a properly completed Enrollment Form and the Participant's contract Participation Date will be the date money was deposited in the Pending Allocation Account.

                          ALLOCATION OF CONTRIBUTIONS

  A Participant must designate in writing, subject to the Plan, the percent of their Contribution which will be allocated to each Division and to each Sub-Account available under their Contract. The Contributions allocation percentage to the Guaranteed Investment Division or any Sub-Account can be in any whole percent. A Participant whose Employer offers two or more Lincoln Life contracts for the same type of Qualified or Non-Qualified Plan may allocate Contributions to a maximum of ten Sub-Accounts and the Guaranteed Interest Division. Participants, subject to the terms of the Plan, may change the allocation of Contributions by notifying Lincoln Life in writing or by telephone in accordance with procedures published by Lincoln Life. Telephone requests for allocation changes follow the same verification of identity rules as for Transfers. (See "Telephone Transfers.") When Lincoln Life receives a notice in writing, the form must be acceptable to Lincoln Life. Upon receipt by Lincoln Life, the change will be effective for all Contributions received concurrently with the allocation change form and for all future Contributions, unless a later date is requested. Changes in the allocation of future Contributions have no effect on amounts a Participant may have already contributed. Such amounts, however, may be transferred between Divisions and Sub-Accounts pursuant to the requirements described in "Transfers between Divisions and Sub-Accounts." Allocations of Employer Contributions may be restricted by the applicable plan.

                            SUBSEQUENT CONTRIBUTIONS

  The Contractholder will forward Contributions to Lincoln Life specifying the amount being contributed on behalf of each Participant. The Contractholder must send Contributions and provide such allocation information in accordance with procedures established by Lincoln Life. The Contributions shall be allocated among the Guaranteed Interest Division and the Variable Investment Division in accordance with the Contractholder's or the Participant's written instructions as described above in "Allocation of Contributions."

                          INVESTMENT OF CONTRIBUTIONS

  Contributions are invested as of the date of receipt at Lincoln Life's service office, provided that they are received prior to 4:00 p.m. (Eastern
Time) on a Business Day and allocation information is provided in a form acceptable to Lincoln Life in accordance with procedures established by Lincoln Life. If the Contribution is received after 4:00 p.m. (Eastern Time), Lincoln Life will invest the Contribution on the next Business Day. Contributions on behalf of a Participant which are allocated to the Variable Investment Division will be credited with Accumulation Units as of that date. A Participant's interest in the Variable Investment Division during the Accumulation Period the value of the Participant's Accumulation Units in the Variable Investment Division. The number of Accumulation Units credited to a Participant's Account in a Sub-Account is calculated by dividing the Contribution allocated to the Sub-Account by the dollar value of an Accumulation Unit next determined after receipt of the Contribution. The number of Accumulation Units purchased will not vary as a result of any subsequent fluctuations in the Accumulation Unit Value. The Accumulation Unit Value, of course, fluctuates with the investment performance of the underlying Fund and also reflects deductions and charges made against the Variable Investment Division.

                   DETERMINATION OF ACCUMULATION UNIT VALUE

  Contributions allocated to the Variable Investment Division are converted into Accumulation Units. This is done by dividing each Contribution by the value of an Accumulation Unit for the Valuation Period during which the Contribution is allocated to the Variable Investment Division. The Accumulation Unit Value for each Sub-Account was or will be established at the inception of the Sub-Account. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit Value for a Sub-Account for a later Valuation Period is determined as follows:

    (a) The total value of Fund shares held in the Sub-Account is calculated by multiplying the number of shares by the net asset value at end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus

    (b) The liabilities of the Sub-Account at the end of the Valuation Peri-od; these liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that it determines result from the operations of the Variable Investment Division; and

    (c) The result of (b) is divided by the number of Accumulation Units out-standing at the beginning of the Valuation Period.

  The daily charges imposed on a Sub-Account for any Valuation Period are equal to the mortality and expense risk charge for the number of calendar days in the Valuation Period.

  The Participant's Account balance is equal to the sum of the Participant's Account balances in both the Variable Investment Division and the Guaranteed Interest Division.

                 TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  During the Accumulation Period and subject to the terms of the plan, transfers may be made of all or part of a Participant's Account balance in any Division or Sub-Account to another Sub-Account or Division. Transfers will not change the allocation of future Contributions to the Divisions and Sub-Accounts. Lincoln Life does not require that any minimum amount be transferred. To effect a transfer, Lincoln Life must receive a written transfer request in a form acceptable to Lincoln Life.

  Transfers to or from the Variable Investment Division are made using the Accumulation Unit Value next computed following Lincoln Life's receipt of the written transfer request.

             TELEPHONE TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  Lincoln Life may accept telephone transfers from Participants when this is allowed by the Contractholder. In order to prevent unauthorized or fraudulent transfers, Lincoln Life will require a Participant to provide certain identifying information before Lincoln Life will act upon their instructions. Lincoln Life may also assign the Participant a Personal Identification Number
(PIN) to serve as identification. Lincoln Life will not be liable for following telephone instructions it reasonably believes are genuine. Telephone transfer requests may be recorded and written confirmation of all transfer requests will be mailed to the Participant or Contractholder on the next Business Day. Telephone transfers will be processed on the Business Day that they are received when they are received at the Lincoln Life service office before 4:00 P.M. Eastern Time. If the Participant or Contractholder determines that a transfer has been made in error, the Participant or Contractholder must notify Lincoln Life within 30 days of the confirmation notice date. See "Contract Provisions, Transfers between Divisions and Sub-Accounts."

                                  WITHDRAWALS

  During the Accumulation Period and subject to the terms of the plan, withdrawals may be made from either or both Divisions of all or part of the Participant's Account balance in a Division or Sub-Account remaining after deductions for any applicable (1) Contingent Deferred Sales Charge ("CDSC");
(2) Annual Administration Charge (imposed on Total Withdrawals), (3) premium taxes, and (4) outstanding loan including loan security. Annuity Conversion Amounts are not considered withdrawals. See "Annuity Period, Annuities:
General."

  All withdrawal requests must indicate the amount to be withdrawn and be submitted in a form acceptable to Lincoln Life. If the request does not specify the Sub-Accounts and/or the Divisions from which the withdrawal is to be made, the withdrawal will be made pro rata based on balances in the Sub-Accounts and the Guaranteed Investment Division. Lincoln Life does not require that any minimum amount be withdrawn. Telephone withdrawal requests are not permitted.

  Withdrawals from the Variable Investment Division are made by reducing the Participant's number of Accumulation Units in the applicable Sub-Account. In determining the number of Accumulation Units to be reduced, Lincoln Life uses the Accumulation Unit Value next computed after Lincoln Life's receipt of the written withdrawal request.

  Payment of all Variable Investment Division withdrawal amounts generally will be made within seven days after receipt by Lincoln Life of the withdrawal request in a form acceptable to Lincoln Life. See "Market Emergencies."

                               TOTAL WITHDRAWALS

  A Total Withdrawal can only be made by a Participant who has no outstanding loans under the Contract. A Total Withdrawal of a Participant's Account will occur when (a) the Participant or Contractholder requests the liquidation of the Participant's entire Account balance, or (b) the amount requested plus any CDSC results in a remaining Participant's Account balance of less than or equal to the Annual Administration Charge, in which case the request is treated as if it were a request for liquidation of the Participant's entire account balance.

  Any Active Life Certificate must be surrendered to Lincoln Life when a Total Withdrawal occurs. If a Contractholder resumes Contributions on behalf of a Participant after a Total Withdrawal, the Participant will receive a new Participation Date and Active Life Certificate.

  A Participant refund under the free-look provisions is not considered a Total Withdrawal.

                              PARTIAL WITHDRAWALS

  A Partial Withdrawal of a Participant's Account will occur when less than a Total Withdrawal is made from a Participant's Account.

                          SYSTEMATIC WITHDRAWAL OPTION

  Participants who are at least age 59 1/2 are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the Contract. Payments are made only from the Guaranteed Interest Division. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A Participant must have a vested pre-tax account balance of at least $10,000 in the Guaranteed Interest Division in order to select the SWO. A Participant may transfer amounts from the Variable Investment Division to the Guaranteed Interest Division in order to support SWO payments. These transfers, however, are subject to the transfer restrictions described in this Prospectus and/or imposed by any applicable Plan. A one-time fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the Contracts and Active Life Certificates as well as from Lincoln Life.

                          MAXIMUM CONSERVATION OPTION

  Under certain Contracts Participants who are at least age 70 1/2 may request that Lincoln Life calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10), 408 or 457(d) of the Code. The Participant must complete forms as required by Lincoln Life in order to elect this option. Lincoln Life will base its calculation solely on the Participant's Account Value with Lincoln Life. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-Lincoln Life contracts.

                            WITHDRAWAL RESTRICTIONS

  Withdrawals under Section 403(b) Contracts are subject to the limitations under Section 403(b)(11) of the Code and regulations thereof and in any applicable Plan document. That section provides that salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988 may only be withdrawn if the Participant has (1) died; (2) become disabled; (3) attained age 59 1/2; (4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a Contract, such amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the Contracts. For more information on these provisions see "Federal Income Tax Considerations."

  Withdrawal requests for a Participant under Section 401(a) Plans, Section 457(b) Plans and Plans subject to Title I of ERISA must be authorized by the Contractholder on behalf of a Participant. All withdrawal requests will require the Contractholder's written authorization and written documentation specifying the portion of the Participant's Account balance which is available for distribution to the Participant. Withdrawal requests for Section 457(f) Plans must be requested by the Contractholder.

  As required by Section 830.105 of the Texas Education Code, withdrawal requests by Participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of (1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 70 1/2. A Participant in an ORP Contract is required to obtain a certificate of termination from the Participant's Employer before a withdrawal request can be granted.

  For withdrawal requests (other than transfers to other investment vehicles), by Participants under Plans not subject to Title I of ERISA and non-401(a) Plans and non-457 Plans, the Participant must certify to Lincoln Life that one of the permitted distribution events listed in the Code has occurred (and provide supporting information, if requested) and that Lincoln Life may rely on such representation in granting such withdrawal request. See "Federal Income Tax Considerations." A Participant should consult their tax adviser as well as review the provisions of their Plan before requesting a withdrawal.

  In addition to the restrictions noted above, a Plan and applicable law may contain additional withdrawal or transfer restrictions.

  Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the Code, may be subject to a ten percent excise tax.

                                 DEATH BENEFITS

  The payment of death benefits will be governed by the provisions of the applicable Plan and the Code. In the event of the death of a Participant during the Accumulation Period, Lincoln Life will pay the Beneficiary, if one is living, or the Plan the greater of the following amounts:

    (1) The Net Contributions, or

    (2) The Participant's Account balance less any outstanding loan (includ-ing principal and due and accrued interest), provided that, if Lincoln Life is not notified of the Participant's death within six months of such death, the Beneficiary will receive the Death Benefit amount described in para-graph (2).

  A Beneficiary may elect to have the Death Benefit (1) paid as a lump sum, (2) converted to a Payout Annuity or (3) as a combination of a lump sum payment and a Payout Annuity.

  Lincoln Life will calculate the Death Benefit as of the end of the Valuation Period during which it receives both satisfactory notification of the Participant's death and an election of a form of Death Benefit (as described below). Payment of a lump sum election generally will be made within seven days following such calculation. Payment of an annuity option will be paid in accordance with the provisions regarding annuities. See "Annuity Period." If no election is made within sixty days following Lincoln Life's receipt of satisfactory notice of the Participant's death, the Death Benefit will be paid in the form of a lump sum payment and will be calculated as of the end of the Valuation Period during which that sixtieth day occurs (and payment generally will be made within seven days after such calculation date). See "Market Emergencies."

  Satisfactory proof of death may consist of: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to Lincoln Life.

  Notwithstanding the above, under qualified annuities, if the Beneficiary is someone other than the spouse of the deceased Participant, the Code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant's death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the Code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant's death.

  If the Beneficiary is the surviving spouse of the deceased Participant, distributions generally are not required under the Code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.

  Other rules apply to non-qualified annuities. See Federal Income Tax Considerations.

  If there is no living named Beneficiary on file with Lincoln Life at the time of a Participant's death and unless the Plan directs otherwise, Lincoln Life will pay the Death Benefit to the Participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the Participant's death, but only if such proof of death is received by Lincoln Life no later than the end of the fourth calendar year following the year of the Participant's death. In such case, valuation of the Death Benefit will occur as of the end of the Valuation Period during which due proof of death is received by Lincoln Life, and the lump sum Death Benefit generally will be paid within seven days of that date. See "Market Emergencies."

                             DEDUCTIONS AND CHARGES

  Lincoln Life will deduct the charges described below to cover costs and expenses, services provided and risks assumed under the Contracts. Lincoln Life incurs certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the CDSC may not fully cover all of the sales and distribution expenses actually incurred by Lincoln Life, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

                CHARGES AGAINST THE VARIABLE INVESTMENT DIVISION

MORTALITY AND EXPENSE RISK CHARGES

  Certain charges will be assessed as a percentage of the value of the net assets of the Variable Investment Division to compensate Lincoln Life for risks assumed in connection with the Contracts.

  Lincoln Life deducts from the net assets of the Variable Investment Division a daily charge of 1.00% on an annual basis. Prior to January 1, 1998, a 1.20% mortality and expense risk charge was deducted from the Contracts.

  This charge is assessed both during the Accumulation Period and the Annuity Period, although during the Annuity Period, Lincoln Life will bear no mortality risk with respect to the Annuity Options that do not involve life contingencies. This amount is intended to compensate Lincoln Life for certain Mortality and Expense Risks Lincoln Life assumes in operating the Variable Investment Division and for providing services to the Participant. The total charge may not be altered.

  The Expense Risk is the risk that Lincoln Life's actual expenses in issuing and administering the Contract will be more than Lincoln Life estimated. The Mortality Risk borne by Lincoln Life arises from the chance that Lincoln Life's actuarial estimate of mortality rates during the Annuity Period, as guaranteed in the Contract, may prove erroneous and that an Annuitant may live longer than expected. This contractual guarantee assures that neither an Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect under the Contracts. In addition, Lincoln Life bears the Mortality Risk because it guarantees to pay a Death Benefit that may be higher than the Participant's Account balance upon the death of the Participant prior to the Annuity Period.

                         CHARGES AGAINST THE CONTRACTS

  The charges that Lincoln Life assesses in connection with the Contracts are described below.

ANNUAL ADMINISTRATION CHARGE

  Lincoln Life provides many administrative functions in connection with the Contracts, including receiving and allocating Contributions in accordance with the Contracts, making annuity payments when they become due, and preparing and filing all reports required to be filed by the Variable Investment Division. In addition, Lincoln Life provides Participants with Account statements and accounting services that keep track of pre-tax monies, employee and Employer monies, vested Account balances and rollover or transferred monies.

  In consideration for these administrative services, Lincoln Life currently deducts $25 (or the balance of the Participant's Account if less) per year from each Participant's Account balance on the last Business Day of the month in which a Participation Anniversary occurs. This charge is deducted only during the Accumulation Period. This Annual Administration Charge is also withdrawn from a Participant's Account balance if and when a Participant's Account is totally withdrawn. The charge may be increased or decreased (subject to any appropriate regulatory approvals).

  The Annual Administration Charge may be reduced or waived for those Participants who are participating under another Lincoln Life contract which imposes an Annual Administration Charge or where Lincoln Life's interest costs or expenses are reduced due to the terms of the Contract, economies of scale or administrative assistance provided by the Contractholder. In addition, the Employer has the option of paying the Annual Administration charge on behalf of the Participants under a Contract.

  Under certain Contracts, the Contractholder may also choose to have the Annual Administration Charge paid only by those Participants in the Variable Investment Division. Contracts offering this provision will typically have a declared interest rate in the Guaranteed Interest Division which is lower than under contracts not offering this provision. For contracts offering this provision, the Annual Administration Charge will be deducted as described in this section.

PREMIUM TAXES

  Certain states require that a premium tax be paid on contributions to a variable annuity contract. Others assess a premium tax at the time of annuitization. Lincoln Life will deduct a charge for any applicable premium tax from the Participant's Account balance either: (1) at the time of a Total Withdrawal of a Participant's Account balance; (2) on the Annuity Commencement Date; (3) at such other date as the taxes are assessed. Various states levy a premium tax, currently ranging from 0.5% to 4.0%, on variable annuity contracts.

CONTINGENT DEFERRED SALES CHARGE

  Lincoln Life does not impose a sales charge at the time a Contribution is made to a Participant's Account under the Contract. During the Accumulation Period Lincoln Life charges a Contingent Deferred Sales Charge ("CDSC") in the amount of 6% on all Total or Partial Withdrawals of a Participant's Account balance unless Lincoln Life receives, at the time of the withdrawal request, reasonable proof necessary to verify that: (a) the Participant has attained age 59 1/2; (b) the Participant has died; (c) the Participant has incurred a disability as defined under the Contract; or (d) the Participant has terminated employment with the Employer and is at least 55 years of age.

  The CDSC reimburses Lincoln Life for part or all of its expenses related to distributing the Contracts. If the revenues generated by the CDSC are not sufficient to cover Lincoln Life's actual costs of distribution, such costs will be paid from Lincoln Life's General Account assets, which may include any ultimate profit derived from the mortality and expense risk charge.

  Under certain Contracts, the Contractholders may choose to add "financial hardship" as another event under the Contract which is not subject to a CDSC. A Contractholder may also choose to eliminate the requirement that a Participant must be at least 55 years of age when he terminates employment. Finally, a Contractholder can add a provision to their Contract entitling Participants to withdraw, once each calendar year, up to 20% of their Account balance without the imposition of a CDSC. These Contracts, which provide additional benefits to Participants, may receive a declared guaranteed interest rate which is lower than other Contracts not providing these additional benefits.

  The CDSC on any withdrawal may be reduced or eliminated but only to the extent that Lincoln Life anticipates that it will incur lower sales expenses or perform fewer sales services due to economies arising from (a) the size of the particular group, (b) an existing relationship with the Contractholder or Employer, (c) the utilization of mass enrollment procedures, or (d) the performance of sales functions by the Contractholder or an Employer which Lincoln Life would otherwise be required to perform.

  The CDSC is imposed on the Gross Withdrawal Amount. A Participant may request to receive a specific Net Withdrawal Amount. If the Participant requests a specific Net Withdrawal Amount, the CDSC will be imposed on a Gross Withdrawal Amount, which after deducting the CDSC, gives the Participant the Net Withdrawal Amount requested. The following example illustrates the formula:

  Participant requests a Net Withdrawal Amount of $100 in their tenth Participation Year. Lincoln Life will impose the 6% CDSC on a Gross Withdrawal Amount of $106.38 and the Participant will receive $100. This is the standard procedure for withdrawals.

  The CDSC will be deducted from the Divisions and Sub-Accounts in proportion to amounts withdrawn therefrom. Death Benefit payments and amounts converted to an annuity are not subject to a CDSC. In no event will the CDSC, when added to any CDSC previously imposed due to a Participant withdrawal, exceed 8.5% of the cumulative Contributions to a Participant's Account.

                                 MISCELLANEOUS

  The Variable Investment Division purchases shares from the Funds at net asset value. The net asset value reflects investment management fees and other expenses that have already been deducted from the assets of the Funds. The Funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in each prospectus for the Funds.

                                 ANNUITY PERIOD

                                    GENERAL

  To the extent permitted by the Plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's Account balance or the Death Benefit to a Payout Annuity. Payout Annuities are available as either a Guaranteed or Variable Annuity or a combination of both. Annuity payments from a Guaranteed Annuity remain constant throughout the annuity period. Payout Annuities may be maintained in the Variable Investment Division, or in another separate account of Lincoln Life ("Variable Payout Division"). No charge will be imposed at the time that the Annuity Conversion Amount is applied to a Variable Payout Division in implementing any Payout Annuity option. The Contract benefits and charges for a Payout Annuity, whether maintained in the Variable Investment Division or in a Variable Payout Division, are as described in this prospectus. The selection of funds available through a Variable Payout Division may, however, differ from the selection of Funds available through the Variable Investment Division. If a Participant's Payout Annuity will be maintained in a Variable Payout Division, a prospectus for the Variable Payout Division will be provided prior to the Annuity Commencement Date. Annuity payments from a Variable Annuity fluctuate depending upon the investment experience of the applicable sub-accounts. Variable Annuity payments are based upon Annuity Unit Values. See "Annuity Payments" below and "Determination of Variable Annuity Payments" in the Statement of Additional Information for more information.

  The Annuity Commencement Date marks the date on which Lincoln Life makes the first annuity payment to an Annuitant. For Plans subject to Section 401(a)(9)(B) of the Code, a Beneficiary must select an Annuity Commencement Date that is not later than one year after the date of the Participant's death. A Participant or Contractholder may select any Annuity Commencement Date for the Annuitant which is then reflected in the Retired Life Certificate. However, since an annuity payment is considered a distribution under the Code, selection of an Annuity Commencement Date may be affected by the distribution restrictions under the Code and the minimum distribution requirements under
Section 401(a)(9) of the Code. See "Federal Income Tax Considerations." The selection of an Annuity Commencement Date, the annuity option, the amount of the Payout Annuity and whether the amount is to be paid as a Guaranteed or a Variable Annuity must be made by the Participant in writing, in a form satisfactory to Lincoln Life, and received by Lincoln Life at least 30 days in advance of the Annuity Commencement Date. After the Annuity Commencement Date an Annuitant may not change either their annuity option or the type (i.e., variable or guaranteed) of Payout Annuity for any amount applied toward the purchase of an annuity.

  The Annuity Conversion Amount is either the Participant's Account balance, or a portion thereof, or the Death Benefit plus interest, as of the Annuity Payment Calculation Date. For a Guaranteed Annuity, the Annuity Commencement date is typically one month after the Annuity Payment Calculation Date; subsequent payments are at one month intervals from the Annuity Commencement Date. For a Variable Annuity, the Annuity Commencement Date is 10 business days after the initial Annuity Payment Calculation Date; subsequent monthly payments have Annuity Payment Calculation Dates which are 10 business days prior. The 10 Business Days are necessary to calculate the amount of the Payout Annuity payments and to mail the checks in advance of their monthly due dates.

  If the Participant's Account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first scheduled payment is less than $20 Lincoln Life may, at its option, cancel the annuity and pay the Participant or Beneficiary the entire amount in a lump sum.

                            PAYOUT ANNUITY PAYMENTS

  The amount of each annuity payment will depend upon the Annuity Conversion Amount applied to an annuity option, the form of the annuity option selected and the age of the Participant at the Annuity Commencement Date. Unless otherwise notified, Lincoln Life will apply the Participant's Account balance in the Guaranteed Interest Division toward a Guaranteed Annuity and the Participant's Account balance in the Variable Investment Division toward a Variable Annuity.

  The payment amount for a Guaranteed Annuity is determined by dividing the Participant's Annuity Conversion Amount in the Guaranteed Interest Division as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor as defined in the Contract.

  The initial payment amount for a Variable Annuity is determined by dividing the Participant's Annuity Conversion Amount(s) in the applicable Sub-Account(s) as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor as defined in the Contract. The amounts of subsequent payments vary depending on the investment experience of the sub-account(s) of the Variable Investment Division or of a Variable Payout Division, as applicable, and the interest rate option selected by the Contractholder or Annuitant. The payment amounts will not be affected by Lincoln Life's mortality or expense experience and will not be reduced by an Annual Administration Charge. For additional information on the determination of subsequent payment amounts, refer to the Statement of Additional Information, "Determination of Variable Annuity Payments."

                             PAYOUT ANNUITY OPTIONS

  Lincoln Life offers a range of annuity options including, but not limited to, the following:

SINGLE LIFE ANNUITY

  Payments are made monthly during the lifetime of the Annuitant, and the annuity terminates with the last payment preceding death.

LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10, 15 OR 20 YEARS

  Payments are made monthly during the lifetime of the Annuitant with a monthly payment guaranteed to the Beneficiary for the remainder of the selected number of years, if the Annuitant dies before the end of the period selected. Payments under this annuity option are smaller than a Single Life Annuity without a guaranteed payment period.

JOINT LIFE ANNUITIES

  Payments are made monthly during the joint lifetime of the Annuitant and a designated second person.

NON-LIFE ANNUITIES

  Annuity payments are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the Annuity Period, an Annuitant who has selected this annuity option as a Variable Annuity or a surviving Beneficiary may request at any time during the payment period that the present value of any remaining installments be paid in one lump sum. Such lump sum payment will be treated as a Total Withdrawal during the Accumulation Period and may be subject to a CDSC. See "Deductions and Charges" and "Federal Income Tax Considerations."

  Under Qualified Plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the Participant and the Participant's designated Beneficiary. If the Beneficiary is someone other than the Participant's spouse, the present value of payments to be made to the Participant must be more than 50% of the present value of the total payments to be made to the Participant and the Beneficiary.

  In the event that an Annuitant dies before the end of a designated Annuity period, the Beneficiary, if any, or the Annuitant's estate will receive any remaining payments due under the annuity option in effect.

  Note Carefully: Under the Single Life Annuity and Joint Life Annuities options it would be possible for only one annuity payment to be made if the Annuitant(s) were to die before the due date of the second annuity payment; only two annuity payments if the Annuitant(s) were to die before the due date of the third annuity payment; and so forth.

                       FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Lincoln Life's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under section 401(a), 403(b), 408(b) or 457 of the Code ("Qualified Contracts"). The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to the Contract Owner, the Annuitant, or the Beneficiary may depend on the tax status of the individual concerned.

  In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified retirement plan in order to continue receiving favorable tax treatment. Therefore, you should consult your legal counsel and tax adviser regarding the suitability of the Contract for your situation, the applicable requirements and the tax treatment of the rights and benefits of the Contract. This summary assumes that Qualified Contracts are purchased with proceeds from retirement plans that qualify for the intended special Federal income tax treatment.

  All dollar amounts and percentages stated below are subject to change according to Federal law. For additional Federal Income Tax Consideration, please refer to the Statement of Additional Information.

                            NON-QUALIFIED CONTRACTS

  In general, under non-qualified annuity contracts, an individual may make Contributions to the Contracts which are not tax-deductible. A participant is generally not taxed on increases in the value of a contract until a distribution occurs. This can be in the form of a lump sum payment received by requesting all or part of the cash value (i.e., withdrawals) or as Annuity Payouts. For this purpose, the assignment or pledge of, or the agreement to assign or pledge, any portion of the value of a contract will be treated as a distribution. A transfer of ownership of a contract, or designation of an annuitant (or other beneficiary) who is not also the participant, may also result in tax consequences. The taxed portion of a distribution (in the form of a lump sum payment or an annuity) is taxed as ordinary income. For Contributions made after February 28, 1986, a participant who is not a natural person (for example, a corporation) will, subject to limited exceptions, be taxed on any increase in the contract's cash value over the investment in the contract during the taxable year, even if no distribution occurs. The following discussion applies to contracts owned by or on behalf of participants who are natural persons.

  In General. Section 72 of the Code governs taxation of annuities in general. Lincoln Life believes that an Owner who is a natural person generally is not taxed on increases in the Owner's Account Value until distribution occurs by withdrawing all or part of such Account Value (e.g., withdrawals or Annuity payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. (The Contracts are not assignable without Lincoln Life's prior consent. See "Assignability.") The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The owner of any Contract who is not a natural person generally must include in income any increase in the excess of the Account Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and prospective Owners that are not natural persons may wish to discuss these with a competent tax adviser.

  Withdrawals. In the case of a withdrawal, generally amounts received are first treated as taxable income to the extent that the cash value of the contract immediately before the withdrawal exceeds the investment in the contract at that time. Any additional amount withdrawn is not taxable. The investment in the contract generally equals the portion, if any, of any contributions paid by or on behalf of a participant under a contract which is not excluded from the participant's gross income.

  Annuity Payouts. Even though the tax consequences may vary depending on the form of Annuity Payout selected under the contract, the recipient of an Annuity Payout generally is taxed on the portion of such payout that exceeds the investment in the contract. For variable Annuity Payouts the taxable portion is determined by a formula that establishes a specific dollar amount of each payout that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payouts. For fixed Annuity Payouts, there generally is no tax on the portion of each payout that represents the same ratio that the investment in the contract bears to the total expected value of payouts for the term of the annuity; the remainder of each payout is taxable. For individuals whose annuity starting date is after December 31, 1986, the entire distribution will be fully taxable once the recipient is deemed to have recovered the dollar amount of the investment in the contract.

  Excise tax. There may be imposed an excise tax on distributions equal to 10% of the amount treated as taxable income. The excise tax is not imposed in certain circumstances, which generally are distributions:

    1. Received on or after the participant attains age 59 1/2;

    2. Made as a result of the participant's death or disability;

    3. Received in substantially equal installments as a life annuity (sub-ject to special recapture rules if the series of payouts is subsequently modified);

    4. Allocable to the investment in the contract before August 14, 1982;

    5. Under a qualified funding asset in a structured settlement;

    6. Under an Immediate Annuity contract as defined in the Code; and/or

    7. Under a contract purchased in connection with the termination of cer-tain retirement plans.

  Multiple contracts. All non-qualified annuity contracts entered into after October 21, 1988, and issued by the same insurance company (or its affiliates) to the same participant during any calendar year will be treated as a single contract for tax purposes.

  Diversification. Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund the shares of which are owned by separate accounts of insurance companies) underlying a non-qualified annuity contract must be "adequately diversified" in accordance with treasury regulations in order for the contract to qualify as an annuity contract under section 72 of the Code. The Variable Investment Division, through the Fund, intends to comply with the diversification requirements prescribed in the regulations.

  Required Distributions. In addition to the requirements of section 817(h), the Code (section 72(s)) provides that non-qualified annuity contracts issued after January 18, 1985, will not be treated as annuity contracts for purposes of section 72 unless the contract provides that (a) if any Participant dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the Participant's death; and (B) if any Participant dies prior to the annuity starting date, the entire interest must be distributed within five years after the death of the Participant. These requirements are considered satisfied if any portion of the Participant's interest that is payable to or for the benefit of a "designated beneficiary" is distributed over that designated beneficiary's life, or a period not extending beyond the designated beneficiary's life expectancy, and if that distribution begins within one year of the Participant's death. The "designated beneficiary" must be a natural person. Contracts issued after January 18, 1985 contain provisions intended to comply with these Code requirements, although regulations interpreting these requirements have yet to be issued. Lincoln Life intends to review such provisions and modify them, if necessary, to assure that they comply with the requirements of section 72(s) when clarified by regulation or otherwise.

                              QUALIFIED CONTRACTS

  In General. The Qualified Contract is designed for use with several types of retirement plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

  Lincoln Life makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract.

  Section 401(a) Plans. Section 401(a) of the Code provides special tax treatment for pension, profit sharing and stock bonus Plans established by Employers for their employees. Contributions to a Section 401(a) Plan and any earnings attributable to such Contributions are currently excluded from the Participant's income. Section 401(a) Plans are subject to, among other things, limitations on: maximum Contributions, minimum coverage and participation, minimum funding, minimum vesting requirements and distribution requirements. The specific limitations are outlined in the plan document adopted by the employer.

  A Participant who makes a withdrawal from a Section 401(a) program generally must include that amount in current income. In addition, Section 401(k)(2) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions may not be withdrawn from the Participant's Section 401(k) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. In addition, Section 402 of the Code permits tax-free rollovers from Section 401(a) programs to individual retirement annuities or certain other Section 401(a) programs under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

  Section 403(b) Plans. A Participant who is an employee of a hospital or other tax-exempt organization described in Section 501(c)(3) or 501(e) of the Code may exclude from current earnings amounts contributed to a Section 403(b) program. Under the terms of a Section 403(b) program, an Employer may make Contributions directly to the program on behalf of the Participant, the Participant may enter into a salary reduction agreement with the Participant's Employer authorizing the Employer to contribute a percentage of the Participant's salary to the program and/or the Participant may authorize the Employer to make after tax Contributions to the program. Currently, the Code permits employees to defer up to $10,000 of their income through salary reduction agreements. All Contributions made to the Section 403(b) program are subject to the limitations described in Code Sections 402(g) regarding elective deferral amounts, 403(b)(2) regarding the maximum exclusion allowance, and 415(a)(2) and 415(c) regarding the limitations on annual additions.

  A Participant who makes a withdrawal from their Section 403(b) program generally must include that amount in current income. In addition, Section 403(b)(11) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions after December 31, 1988 may not be withdrawn from the Participant's Section 403(b) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that amounts may be transferred between Section 403(b) investment vehicles as long as the transferred funds retain withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. Such transferred amounts are considered withdrawals under the Contract and will be subject to a CDSC, if applicable. See "Deductions and Charges-- Contingent

Deferred Sales Charges." In addition, Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

  Section 408 Plans (IRAs). Under current law, individuals may contribute and deduct the lesser of $2,000 or 100% of their compensation to an IRA. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse. The deduction for contributions is phased out for individuals who are considered active participants under qualified Plans and whose Adjusted Gross Income attains a certain level. In 1998, for a single person the $2,000 deduction is available when the taxpayers Adjusted Gross Income is $30,000 or less. For each $50 that the taxpayer's Adjusted Gross Income rises above $30,000, the taxpayer's deductible IRA is reduced by $10. When the single taxpayer's Adjusted Gross Income is $40,000 or greater, a tax deduction for an IRA is no longer available. In 1998, for a married couple filing jointly, the threshold level is $50,000 rather than $30,000. For a married person filing separately, the threshold is $0.

  In addition, certain amounts distributed from Section 401(a) and 403(b) Plans may be rolled over to an IRA on a tax-free basis if done in a timely manner (within 60 days of the Participant's receipt of the distribution). The limitations on contributions discussed above do not apply to amounts rolled over to an IRA.

  All Participants in an IRA receive an IRA Disclosure. This document explains the tax rules that apply to IRAs in greater detail.

  Eligible Section 457 Plans. Eligible Section 457 Plans may be established by state and local governments as well as private tax-exempt organizations (other than churches). Participants may contribute on a before tax basis to a deferred compensation Plan of their employer in accordance with the employer's Plan and
Section 457 of the Code. Section 457 places limitations on the amount of Contributions to these Plans. Generally, the limitation is one-third of includable compensation or $7,500, as indexed, whichever is less. In the Participant's final three years of employment before normal retirement age, the $7,500 limit is increased to $15,000.

  Participants in an Eligible 457 Plan may not receive a withdrawal or other distribution from their Plan except in the event of separation of service from the employer, attainment of age 70 1/2, or when faced with an unforeseen emergency. The Contractholder's Plan may further restrict the Participant's rights to a withdrawal. In general, all amounts received under a Section 457 Plan are taxable.

  An employee electing to participate in an Eligible Section 457 Plan should understand that their rights and benefits are governed strictly by the terms of the Plan. Plans of state or local governments established on August 20, 1996, or later, must hold all assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries. State or local government plans that were in existence before August 20, 1996 are allowed until January 1, 1999 to meet this requirement. Non-governmental plans are not subject to this requirement and employees of these plans are general creditors of the Employer. Participants under Eligible
Section 457 Plans should look to the terms of their Plan for any changes in regard to participation other than those disclosed in this Prospectus.

  Section 457(f) Plans. Section 457(f) Plans may be established by state and local governments as well as private tax-exempt organizations. Employers and Participants may contribute on a before-tax basis to a deferred compensation Plan of their Employer in accordance with the Employer's Plan. Section 457(f) does not place limitations on the amount of Contributions to these Plans; however, the Internal Revenue Service may review these plans to determine if the deferral amount is acceptable to the IRS based on the nature of the 457(f) Plan.

  Participants in 457(f) Plans may not receive a withdrawal or other distribution from their 457(f) Plans until a distributable event occurs. The Plan will define such events.

  An employee electing to participate in a Section 457(f) Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any contract issued with respect to the Plan and that the Employer retains all rights under the contract issued with respect to the Plan. Participants under Section 457(f) Plans should look to the terms of their Plan for any charges in regard to participating other than those disclosed in this Prospectus.

  Taxation of Qualified Annuities: General. In Qualified Plans such as 401(a), 403(b) and 408 and Eligible 457 Plans, the Participant is not taxed on the value in their Accounts until they receive payments from the Account. In some situations, default or forgiveness of a loan, assignment or other transactions will result in taxable income. Distributions from all these Plans are taxed under the rules of Sections 72 and 402 of the Code.

  Penalty Tax For Premature Distributions. Section 72(t) imposes a 10% excise tax on certain premature distributions for non-qualified and Section 401(a), 403(b) and 408 Plans. The penalty tax will not apply to distributions made on account of the Participant having (i) attained age 59 1/2; (ii) become disabled; or (iii) died. The penalty tax will also not apply under 401(a) and 403(b) retirement plans where a Participant separates from service after age
55. In addition, the penalty does not apply if the distribution is received as a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or life expectancies) of the Participant and a designated Beneficiary. Certain other exceptions may also apply. The 10% excise tax is an additional tax; it does not apply to any money that the Participant receives as a return of their cost basis. The 10% excise tax does not apply to Section 457 Plans.

  Minimum Distributions. Participants in Plans subject to Code Sections 401(a), 403(b), 408 and Eligible 457 Plans are subject to Minimum Distribution Rules. For a Participant who attains age 70 1/2 after December 31, 1987, distributions generally must begin by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. For a Participant who attains age 70 1/2 before January 1, 1988, distributions must begin on the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or (2) the calendar year in which the Participant retires. Additional requirements may apply with respect to certain Plans.

  Participants in Eligible 457 Plans are taxed when Plan benefits are distributed or made available to them. Participants in 457(f) Plans are taxed when services related to contributions are performed or when distributions are not subject to a substantial risk of forfeiture. Distributions under Eligible 457 or 457(f) Plans are taxed as ordinary income.

  The following discussion generally applies to a Contract owned by a natural person.

  Withdrawals. In the case of a withdrawal under a Qualified Contract, including withdrawals under the Systematic Withdrawal Option, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Contributions paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  With respect to Non-Qualified Contracts, partial withdrawals are generally treated as taxable income to the extent that the Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time.

  Full surrenders of a Non-Qualified Contract are treated as taxable income to the extent that the amount received exceeds the "investment in the contract".

  Annuity Payments. Although the tax consequences may vary depending on the Annuity payment elected under the Contract, in general, only the portion of the Annuity payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity payments is taxable. For Variable Annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For Fixed Annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity payments for the term of the payments; however, the remainder of each Annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity payments is taxable. If Annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.

  Restrictions under Qualified Contracts. Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

                                INVESTOR CONTROL

  The Treasury Department has indicated that guidelines may be issued under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the contract owner has excessive control over the investments underlying the contract. The issuance of those guidelines may require us to impose limitations on your right to control the investment. We do not know whether any such guidelines would have a retroactive effect.

                                 VOTING RIGHTS

  Lincoln Life is the legal owner of the shares of the Funds held by the Variable Investment Division. As such, Lincoln Life is entitled to vote those Fund shares with respect to issues such as the election of a Fund's directors, ratification of a Fund's choice of independent auditors and other matters required by the 1940 Act to be voted on by shareholders.

  In those years in which the Funds hold a shareholder meeting, Lincoln Life will solicit from Contractholders voting instructions with respect to Fund shares held by the Variable Investment Division. Each Contractholder will receive a number of votes in proportion to the Contractholder's investment in the corresponding Sub-Account as of the record date established by the Fund.

  During the Accumulation Period, a Participant has the right to instruct Contractholders as to the votes attributable to their Participant Account balance in the Sub-Accounts. Annuitants have similar rights with respect to the annuity amount attributable to the Sub-Accounts.

  Lincoln Life will furnish Contractholders with sufficient Fund proxy material and voting instruction forms for all Participants who have voting rights under the Contract. Lincoln Life will vote those Fund shares attributable to the Contract for which Lincoln Life receives no voting instructions in the same proportion as Lincoln Life will vote shares for which Lincoln Life has received instructions. Lincoln Life will vote shares attributable to amounts Lincoln Life may have in the Variable Investment Division in the same proportion as votes that Lincoln Life receives from Contractholders. If the federal securities laws or regulations or any interpretation of them changes so that Lincoln Life is permitted to vote shares of the Fund in Lincoln Life's own right or to restrict Participant voting, Lincoln Life may do so.

  Fund shares may be held by separate accounts of insurance companies unaffiliated with Lincoln Life. Fund shares held by those separate accounts will be voted, in most cases, according to the instruction of owners of insurance policies and contracts issued by those other unaffiliated insurance companies. This will dilute the effect of the voting instructions of the Contractholders in the Variable Investment Division. Lincoln Life does not foresee any disadvantage to this. Pursuant to conditions imposed in connection with regulatory relief, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise and to determine what action, if any, should be taken. For further information, see the prospectuses for the Funds.

                           OTHER CONTRACT PROVISIONS

                        RIGHTS RESERVED BY LINCOLN LIFE

  Lincoln Life reserves the right, subject to compliance with applicable law, including approval by the Contractholder or the Participants if required by law, (1) to create additional Sub-Accounts in the Variable Investment Division,
(2) to combine or eliminate Sub-Accounts in the Variable Investment Division,
(3) to transfer assets from one Sub-Account in the Variable Investment Division to another, (4) to transfer assets to the General Account and other separate accounts, (5) to cause the deregistration of the Variable Investment Division under the Investment Company Act of 1940, (6) to operate the Variable Investment Division under a committee and to discharge such committee at any time, and (7) to eliminate any voting rights which the Contractholder or the Participants may have with respect to the Variable Investment Division, (8) to amend the Contract to meet state law requirements or to meet the requirements of the Investment Company Act of 1940 or other federal securities laws and regulations, (9) to operate the Variable Investment Division in any form permitted by law, (10) to substitute shares of another fund for the shares held by a Sub-Account, and (11) to make any change required by the Internal Revenue Code, ERISA or the Securities Act of 1933. Participants will be notified if any changes are made that result in a material change in the underlying investments of the Variable Investment Division.

                                 ASSIGNABILITY

  The Contracts are not assignable without Lincoln Life's prior written consent. In addition, a Participant, a Beneficiary or an Annuitant may not, unless permitted by law, assign or encumber any payment due under the Contract.

                               MARKET EMERGENCIES

  While Lincoln Life generally may not suspend the right of redemption or delay payment from the Variable Investment Division for more than seven days, the following events may delay payment for more than seven days: (1) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) any period when trading in the markets normally utilized is restricted, or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of investments or determination of the Accumulation Unit Value or Variable Annuity payment value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Participants.

                             CONTRACT DEACTIVATION

  Under certain Contracts, Lincoln Life may deactivate a Contract by prohibiting new contributions and/or new Participants after the date of deactivation. Lincoln Life will give the Contractholder and the Participants at least 90 days notice of the date of deactivation.

                                FREE-LOOK PERIOD

  Participants under Sections 403(b), 408 and certain Non-Qualified Plans will receive an Active Life Certificate upon Lincoln Life's receipt of a duly completed participation enrollment form. If the Participant chooses not to participate under the Contract, the Participant may exercise the free-look right by sending a written notice to Lincoln Life that the Participant does not wish to participate under the Contract, within 10 days after the date the Active Life Certificate is received by the Participant. For purposes of determining the date on which the Participant has sent written notice, the postmark date will be used.

  If a Participant exercises the free-look right in accordance with the foregoing procedure, Lincoln Life will refund in full the Participant's aggregate Contributions less aggregate withdrawals made on behalf of the Participant or, if greater, with respect to Contributions to the Variable Investment Division, the Participant's Account balance in the Variable Investment Division on the date the Participant's written notice is received by Lincoln Life.

                              OTHER CONTRACTS

  Lincoln Life and the Variable Investment Division offer other group variable annuity contracts which invest in the same Funds. These contracts may impose different charges that could affect Sub-Account performance, and may offer different benefits.

                          GUARANTEED INTEREST DIVISION

                                    GENERAL

  Contributions to the Guaranteed Interest Division become part of Lincoln Life's General Account. The General Account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the Contracts are distributed.

  In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered the interests in the General Account as a security under the Securities Act of 1933 and has not registered the General Account as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Variable Investment Division and contains only selected information regarding the Guaranteed Interest Division. Complete details regarding the Guaranteed Interest Division are in the Contract.

  Amounts contributed to the Guaranteed Interest Division are guaranteed a minimum interest rate according to contract minimums of at least 3.0%. A Participant who makes a Contribution to the Guaranteed Interest Division is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete.

  ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN LINCOLN LIFE'S SOLE DISCRETION. THE PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

       PARTICIPANT'S ACCOUNT BALANCE IN THE GUARANTEED INTEREST DIVISION

  The Participant's Account balance in the Guaranteed Interest Division on any Valuation Date will reflect the amount and frequency of any Contributions allocated to the Guaranteed Interest Division, plus any transfers from the Variable Investment Division and interest credited to the Guaranteed Interest Division, less any withdrawals, CDSC, Annual Administration Charges and loan-related charges allocated to the Guaranteed Interest Division and any transfers to the Variable Investment Division.

                    TRANSFERS, TOTAL AND PARTIAL WITHDRAWALS

  Amounts in the Guaranteed Interest Division are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Variable Investment Division with respect to Total or Partial Withdrawals. See "Deferral Periods."

                                     LOANS

  During a Participant's Accumulation Period, a Participant whose Plan permits loans may apply for a loan under the Contract by completing a loan application available from Lincoln Life. Loans are secured by the Participant's Account balance in the Guaranteed Interest Division. The amounts and terms of a Participant loan may be subject to the restrictions imposed under Section 72(p) of the Code, Title I of ERISA, and any applicable Plans. With respect to Plans subject to Title I of ERISA, the initial amount of a Participant loan may not exceed the lesser of 50% of the Participant's vested Account balance in the Guaranteed Interest Division or $50,000 and must be at least $1,000. A Participant in a Plan that is not subject to ERISA may borrow up to $10,000 of their vested Account balance without regard to the 50% limitation stated above. A Participant may have only one loan outstanding at any time and may not establish more than one loan in any six month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the Contract and will accrue interest at a rate which is below the loan interest rate as provided in the Contract. Under certain Contracts, a one-time fee of up to $50 may be charged to set up a loan. More information about loans, including interest rates and applicable fees and charges, is available in the Contracts, Active Life Certificates, and the Annuity Loan Agreement as well as from Lincoln Life.

                                DEFERRAL PERIODS

  If a payment is to be made from the Guaranteed Interest Division, Lincoln Life may defer the payment for the period permitted by the law of the jurisdiction in which the Contract is distributed, but in no event, for more than 6 months after a written election is received by Lincoln Life. During the period of deferral, interest at the then current interest rate will continue to be credited to a Participant's Account in the Guaranteed Interest Division.

                             OTHER INFORMATION

                             LEGAL PROCEEDINGS

  Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

  During the 1990's class action lawsuits alleging sales practices fraud have been filed against many life insurance companies, and Lincon Life has not been immune. Two lawsuits alleging fraud in the sale of interest-sensitive universal and whole life insurance policies have been filed against Lincoln Life. These two suits have been filed as class actions, although as of the date of this prospectus the court had not certified a class in either case. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the early stages of litigation, and it is premature to make assessments about potential loss, if any. Management denies the allegations and intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits (exclusive of any indemnification from professional liability insurers) cannot be reasonably estimated at this time.

                          PREPARING FOR YEAR 2000

  Lincoln Life, as part of its year 2000 updating process, is responsible for the updating of the Variable Investment Division related computer systems. Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The year 2000 issue affects virtually all companies and organizations.

  An affiliate of Lincoln Life, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for the Variable Investment Division. Delaware, for its part, is responsible for updating all of its computer systems, including those which service the Variable Investment Division, to accommodate the year 2000. Lincoln Life and Delaware have begun formal discussions with each other to assess the requirements for their respective systems to interface properly in order to facilitate the accurate and orderly operation of the Variable Investment Division beginning in the year 2000.

  The year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of both Lincoln Life and Delaware (the Companies). The computer systems of the Companies and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for the Variable Investment Division. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. Also, in addition to the discussions with each other noted above, the Companies have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the progress by those parties in addressing year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. The Companies presently believe that, assuming the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process, in the event that, despite these substantial efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of Lincoln Life or Delaware, or both.

  The cost of addressing year 2000 issues and the timeliness of completion will be closely monitored by management of the respective Companies. Nevertheless, there can be no guarantee either by Lincoln Life or by Delaware that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

                                                                                     PAGE
                                                                                     ----
DEFINITIONS........................................................................    2
DETERMINATION OF VARIABLE ANNUITY PAYMENTS.........................................    3
PERFORMANCE CALCULATIONS...........................................................    4
TAX LAW CONSIDERATIONS.............................................................    9
DISTRIBUTION OF CONTRACTS..........................................................   11
INDEPENDENT AUDITORS...............................................................   12
FINANCIAL STATEMENTS...............................................................   12
 Audited Financial Statements of Variable Investment Division
 Audited Statutory-Basis Financial Statements and Schedules of Lincoln Life

                              VARIABLE ANNUITY II

                      STATEMENT OF ADDITIONAL INFORMATION

                               MAY 1, 1998

                            GROUP ANNUITY CONTRACTS
                      FUNDED THROUGH THE SUB-ACCOUNTS OF

               LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L
                                      OF
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
Definitions.............................................................   2
Determination of Variable Annuity Payments..............................   3
Performance Calculations................................................   4
Tax Law Considerations..................................................   9
Distribution of Contracts...............................................  11
Independent Auditors....................................................  12
Financial Statements....................................................  12
  Audited Financial Statements of Variable Investment Division
  Audited Statutory-Basis Financial Statements and Schedules of Lincoln
   Life


  This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the Group Annuity Contracts (the "Contracts"), dated May 1, 1998.

  A copy of the prospectus to which this SAI relates is available at no charge by writing to Lincoln Life at Lincoln National Life Insurance Company, P.O. Box 9740, Portland, Maine 04104; or by calling Lincoln Life at 1-800-341-0441.

90022

                                  DEFINITIONS

ANNUITY CONVERSION FACTOR: The factor applied to the Annuity Conversion Amount in determining the dollar amount of an annuitant's annuity payments for Guaranteed Annuities or the initial payment for Variable Annuities.

ANNUITY PAYMENT CALCULATION DATE: For Guaranteed Annuities, this is the first day of a calendar month. For Variable Annuities, this is the Valuation Date ten (10) business days prior to the first day of a calendar month.

ANNUITY UNIT: An accounting unit of measure that is used in calculating the amounts of annuity payments to be made from a Sub-Account during the Annuity Period.

ANNUITY UNIT VALUE: The dollar value of an Annuity Unit in a Sub-Account on any Valuation Date.

CODE: The Internal Revenue Code of 1986, as amended.


                  DETERMINATION OF VARIABLE ANNUITY PAYMENTS

As stated in the prospectus, the amount of each Variable Annuity payment will vary depending on investment experience.

The initial payment amount of the Annuitant's Variable Annuity for each Sub-Account is determined by dividing his Annuity Conversion Amount in each Sub-Account as of the initial Annuity Payment Calculation Date ("APCD") by the Applicable Annuity Conversion Factor defined as follows:

The Annuity Conversion Factors which are used to determine the initial payments are based on the 1983 Individual Annuity Mortality Table, set back four (4) years, and an interest rate in an integral percentage ranging from zero to six percent (0 to 6.00%) as selected by the Annuitant.

The amount of the Annuitant's subsequent Variable Annuity payment for each Sub-Account is determined by:

(a) Dividing the Annuitant's initial Variable Annuity payment amount by the Annuity Unit Value for that Sub-Account selected for his interest rate option as described above as of his initial APCD; and

(b) Multiplying the resultant number of annuity units by the Annuity Unit Values for the Sub-Account selected for his interest rate option for his respective subsequent APCDs.

Each subsequent Annuity Unit Value for a Sub-Account for an interest rate option is determined by:

  Dividing the Accumulation Unit Value for the Sub-Account as of subsequent APCD by the Accumulation Unit Value for the Sub-Account as of the immediately preceding APCD;

  Dividing the resultant factor by one (1.00) plus the interest rate option to the n/365 power where n is the number of days from the immediately preceding APCD to the subsequent APCD; and

  Multiplying this factor times the Annuity Unit Value as of the immediately preceding APCD.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

 1.   Annuity Unit Value as of immediately preceding Annuity Pay-
      ment Calculation Date.......................................   $11.0000
 2.   Accumulation Unit Value as of Annuity Payment Calculation
      Date........................................................   $20.0000
 3.   Accumulation Unit Value as of immediately preceding Annuity
      Payment Calculation Date....................................   $19.0000
 4.   Interest Rate...............................................       6.00%
 5.   Interest Rate Factor (30 days)..............................     1.0048
 6.   Annuity Unit Value as of Annuity Payment Calculation Date =
      1 times 2 divided by 3 divided by 5.........................   $11.5236

                       ILLUSTRATION OF ANNUITY PAYMENTS

 1.  Annuity Conversion Amount as of Participant's initial Annuity
     Payment Calculation Date.....................................   $100,000.00
 2.  Assumed Annuity Conversion Factor per $1 of Monthly Income
     for an individual age 65 selecting a Single Life Annuity with
     Assumed Interest Rate of 6%..................................   $    138.63
 3.  Participant's initial Annuity Payment = 1 divided by 2.......   $    721.34
 4.  Assumed Annuity Unit Value as of Participant's initial
     Annuity Payment Calculation Date.............................   $   11.5236
 5.  Number of Annuity Units = 3 divided by 4.....................       62.5968
 6.  Assumed Annuity Unit Value as of Participant's second Annuity
     Payment Calculation Date.....................................   $   11.9000
 7.  Participant's second Annuity Payment = 5 times 6.............   $    744.90

                           PERFORMANCE CALCULATIONS

STANDARD TOTAL RETURN CALCULATION

The Variable Investment Division may advertise average annual total return information calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical Contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed Contribution of $1,000 allocated to a Sub-Account at the beginning of each period and surrender or withdrawal of the value of that amount at the end of each specified period, giving effect to any CDSC and all other charges and fees applicable under the Contract. The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity II of Lincoln Life and under corresponding accounts of UNUM Life Insurance Company of America, pending assumption reinsurance by Lincoln Life of Variable Annuity II contracts issued through such corresponding accounts. This method of calculating performance further assumes that (i) a $1,000 Contribution was allocated to a Sub-Account and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical Contribution that would compare the Accumulation Unit value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

  T = (ERV/C) 1/n - 1

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical Contribution of $1,000 made at the beginning of the applicable period, where C equals a hypothetical Contribution of $1,000, and where n equals the number of years.

For Sub-Account average annual total return information calculated according to the formula prescribed by the SEC, see "Sub-Account Performance."

NON-STANDARD CALCULATION OF TOTAL RETURN PERFORMANCE

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. Such non-standard performance information may be based on the historical performance of a Fund and adjusted to reflect some or all of the fees and charges imposed under a Contract.

The Variable Investment Division may also present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include any CDSC. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation assumes either (i) investment in the Contract continues beyond the Accumulation Period and/or (ii) one or more of the conditions for Total or Partial Withdrawal without incurring a CDSC are met. The Variable Investment Division may also present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical Contribution will not include either the CDSC or the Annual Administration Charge. The total return percentage under both of these non-standardized methods will be higher than that resulting from the standardized method.

The Sub-Accounts also may present total return information calculated by subtracting a Sub-Account's Accumulation Unit Value at the beginning of a period from the Accumulation Unit Value of that Sub-Account at the end of the period and dividing that difference (in that Sub-Account's Accumulation Unit Value) by the Accumulation Unit Value of that Sub-Account at the beginning of the period. This computation results in a total growth rate for the specified period which we annualize in order to obtain the average annual percentage change in the Accumulation Unit Value for the period used. This method of calculating performance does not take into account CDSC, the Annual Administration Charge or premium taxes, and assumes no transfers. Such percentages would be lower if these charges were included in the calculation.

In addition, the Variable Investment Division may present actual aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Variable Investment Division for the specified period.

For information regarding the historical performance of the Funds adjusted for the fees and charges imposed under a Contract, see "Historical Fund Performance Adjusted for Variable Investment Division and Contract Fees and Charges."

PERFORMANCE INFORMATION

The tables below provide performance information for each Sub-Account for specified periods ending December 31, 1997. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

TOTAL RETURN

Total returns quoted in sales literature or advertisements reflect all aspects of a Sub-Account's return. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Sub-Account over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline had been constant over the period. Contractholders and participants should recognize that average annual returns represent averaged returns rather than actual year-to-year performance.

SUB-ACCOUNT PERFORMANCE

The tables below assume a hypothetical investment of $1,000 at the beginning of the period in the Sub-Account investing in the applicable Fund and withdrawal of the investment on 12/31/97. The rates thus reflect the mortality and expense risk charge, the withdrawal charge and a pro rata portion of the Annual Administration Charge. The first table shows Sub-Account average annual total return information calculated according to the formula prescribed by the SEC. The second table shows Sub-Account cumulative total return information. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

SUB-ACCOUNT STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                               SUB-               LIFE OF SUB-
                                               ACCOUNT   1 YEAR   ACCOUNT
                                               INCEPTION ENDING   ENDING
                                               DATE      12/31/97 12/31/97
                                               --------- -------- ------------
Asset Manager                                  09/26/96    12.03      14.22
(Fidelity VIP II: Asset Manager)
Socially Responsible                           09/26/96    11.50      11.23
(Calvert Social Balanced Portfolio)
Balanced                                       09/26/96     7.53       8.51
(American Century VP Balanced)
Equity-Income                                  09/26/96    18.95      20.55
(VIP Equity-Income)
Index Account                                  09/26/96    23.46      25.36
(Dreyfus Stock Index)
Growth I                                       09/26/96    14.66      12.65
(Fidelity VIP Growth)
Growth II                                      09/26/96   -10.17     -15.16
(American Century VP Capital Appreciation)
International Stock                            09/26/96    -4.28       0.37
(T. Rowe Price International Stock Portfolio)
Small Cap                                      09/26/96     8.40       8.71
(Dreyfus Small Cap)

SUB-ACCOUNT CUMULATIVE TOTAL RETURN (NONSTANDARD)

                                                                       LIFE OF
                                  SUB-                                 SUB-
                                  ACCOUNT            YEAR TO  1 YEAR   ACCOUNT
                                  INCEPTION QUARTER  DATE     ENDING   ENDING
                                  DATE      12/31/97 12/31/97 12/31/97 12/31/97
                                  --------- -------- -------- -------- --------
Asset Manager                     09/26/96    -4.29    12.03    12.03    18.29
(Fidelity VIP II: Asset Manager)
Socially Responsible              09/26/96    -5.63    11.50    11.50    14.39
(Calvert Social Balanced
Portfolio)
Balanced                          09/26/96    -6.76     7.53     7.53    10.87
(American Century VP Balanced)
Equity-Income                     09/26/96    -4.42    18.95    18.95    26.62
(VIP Equity-Income)
Index Account                     09/26/96    -3.70    23.46    23.46    33.04
(Dreyfus Stock Index)
Growth I                          09/26/96    -7.06    14.66    14.66    16.24
(Fidelity VIP Growth)
Growth II                         09/26/96   -18.44   -10.17   -10.17   -18.74
(American Century VP Capital Ap-
preciation)
International Stock               09/26/96   -12.98    -4.28    -4.28     0.47
(T. Rowe Price International
Stock Portfolio)
Small Cap                         09/26/96   -11.46     8.40     8.40    11.13
(Dreyfus Small Cap)

HISTORICAL FUND PERFORMANCE ADJUSTED FOR VARIABLE INVESTMENT DIVISION AND CONTRACT FEES AND CHARGES

Performance information for the periods prior to the date the Sub-Accounts commenced operations will be calculated based on the performance of the Funds and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the Funds, with the Contract charges that were in effect during the time periods shown. This performance information is referred to as "adjusted" performance information. THIS INFORMATION DOES NOT INDICATE OR REPRESENT FUTURE PERFORMANCE.

Table 1A below assumes a hypothetical investment of $1,000 at the beginning of the period in the Sub-Account investing in the applicable fund and withdrawal of the investment on 12/31/97. The rates thus reflect the mortality and expense risk charge, the withdrawal charge and a pro rata portion of the Annual Administration Charge. Table 1B shows the cumulative total return on the same basis.

TABLE 1A -- SUB-ACCOUNT ADJUSTED AVERAGE ANNUAL TOTAL RETURN

                                                                        LIFE
                          FUND      1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                          --------- -------- -------- -------- -------- --------
Asset Manager             09/06/89    12.03   13.57    10.19      N/A    10.47
(Fidelity VIP II: Asset
Manager)
Socially Responsible      09/02/86    11.50   16.71    10.14    10.34     9.23
(Calvert Social Balanced
Portfolio)
Balanced                  05/01/91     7.53   12.55     8.54      N/A     8.66
(American Century VP
Balanced)
Equity-Income             10/09/86    18.95   21.46    17.23    14.57    12.62
(VIP Equity-Income)
Index Account             09/29/89    23.46   26.38    16.78      N/A    13.51
(Dreyfus Stock Index)
Growth I                  10/09/86    14.66   20.21    15.13    15.02    13.50
(Fidelity VIP Growth)
Growth II                 11/20/87   -10.17    3.16     3.15     6.66     7.31
(American Century VP
Capital Appreciation)
International Stock       03/31/94    -4.28    6.00      N/A      N/A     5.00
(T. Rowe Price
International Stock
Portfolio)
Small Cap                 08/31/90     8.40   16.85    23.04      N/A    41.01
(Dreyfus Small Cap)

TABLE 1B -- SUB-ACCOUNT ADJUSTED CUMULATIVE TOTAL RETURN

                                                                                       LIFE
                       FUND               YEAR TO  1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                       INCEPTION QUARTER  DATE     ENDING   ENDING   ENDING   ENDING   ENDING
                       DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                       --------- -------- -------- -------- -------- -------- -------- --------
Asset Manager          09/06/89    -4.29    12.03    12.03    46.50    62.47      N/A   128.97
(Fidelity VIP II:
Asset Manager)
Socially Responsible   09/02/86    -5.63    11.50    11.50    58.99    62.09   167.58   172.07
(Calvert Social
Balanced Portfolio)
Balanced               05/01/91    -6.76     7.53     7.53    42.57    50.67      N/A    74.05
(American Century
VP Balanced)
Equity-Income          10/09/86    -4.42    18.95    18.95    79.17   121.39   289.69   280.05
(VIP Equity-income)
Index Account          09/29/89    -3.70    23.46    23.46   101.87   117.22      N/A   184.58
(Dreyfus Stock
Index)
Growth I               10/09/86    -7.06    14.66    14.66    73.69   102.23   305.43   315.00
(Fidelity VIP Growth)
Growth II              11/20/87   -18.44   -10.17   -10.17     9.80    16.78    90.50   104.15
(American Century VP
Capital Appreciation)
International Stock    03/31/94   -12.98    -4.28    -4.28    19.09      N/A      N/A    20.12
(T. Rowe Price
International Stock
Portfolio)
Small Cap              08/31/90   -11.46     8.40     8.40    59.54   182.04      N/A  1145.52
(Dreyfus Small Cap)

Table 2A below shows annual average total return on the same assumptions as Table 1A except that the value in the Sub-Account is not withdrawn at the end of the period or is withdrawn to affect an annuity. Table 2B shows the cumulative total return on the same basis. The rates of return shown below reflect the mortality and expense risk charge and a pro rata portion of the Annual Administration Charge.

TABLE 2A -- SUB-ACCOUNT ADJUSTED AVERAGE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                        LIFE
                          FUND      1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                          --------- -------- -------- -------- -------- --------
Asset Manager             09/06/89   19.18    15.94    11.57      N/A    11.29
(Fidelity VIP II: Asset
Manager)
Socially Responsible      09/02/86   18.61    19.15    11.51    11.03     9.83
(Calvert Social Balanced
Portfolio)
Balanced                  05/01/91   14.40    14.89     9.90      N/A     9.67
(American Century VP
Balanced)
Equity-Income             10/09/86   26.55    23.99    18.69    15.28    13.24
(VIP Equity-Income)
Index Account             09/29/89   31.34    29.02    18.24      N/A    14.37
(Dreyfus Stock Index)
Growth I                  10/09/86   21.98    22.71    16.56    15.74    14.13
(Fidelity VIP Growth)
Growth II                 11/20/87   -4.44     5.31     4.44     7.32     7.97
(American Century VP
Capital Appreciation)
International Stock       03/31/94    1.83     8.21      N/A      N/A     6.75
(T. Rowe Price
International Stock
Portfolio)
Small Cap                 08/31/90   15.32    19.28    24.58      N/A    42.20
(Dreyfus Small Cap)

TABLE 2B -- SUB-ACCOUNT ADJUSTED CUMULATIVE TOTAL RETURN ASSUMING NO
WITHDRAWAL

                                                                                                LIFE
                                FUND               YEAR TO  1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                                INCEPTION QUARTER  DATE     ENDING   ENDING   ENDING   ENDING   ENDING
                                DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                                --------- -------- -------- -------- -------- -------- -------- --------
Asset Manager                   09/06/89     1.82   19.18    19.18     55.85    72.84      N/A    143.58
(Fidelity VIP II:
Asset Manager)
Socially Responsible            09/02/86     0.39   18.61    18.61     69.14    72.44   184.66    189.44
(Calvert Social
Balanced Portfolio)
Balanced                        05/01/91    -0.81   14.40    14.40     51.67    60.29      N/A     85.16
(American Century
VP Balanced)
Equity-Income                   10/09/86     1.69   26.55    26.55     90.61   135.52   314.57    304.31
(VIP Equity-Income)
Index Account                   09/29/89     2.45   31.34    31.34    114.76   131.09      N/A    202.74
(Dreyfus Stock Index)
Growth I                        10/09/86    -1.12   21.98    21.98     84.78   115.14   331.31    341.49
(Fidelity VIP Growth)
Growth II                       11/20/87   -13.23   -4.44    -4.44     16.81    24.23   102.66    117.18
(American Century VP
Capital Appreciation)
International Stock             03/31/94    -7.42    1.83     1.83     26.69      N/A      N/A     27.78
(T. Rowe Price
International Stock Portfolio)
Small Cap                       08/31/90    -5.81   15.32    15.32     69.72   200.04      N/A  1,225.02
(Dreyfus Small Cap)

  Tables 3A and 3B show performance information on the same assumptions as Tables 2A and 2B except that Tables 3A and 3B do not reflect deductions of the pro rata portion of the Annual Administration Charge because certain Contract and Participants are not assessed such a charge.

TABLE 3A--SUB-ACCOUNT ADJUSTED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL AND NO ANNUAL ADMINISTRATION CHARGE

                                                                        LIFE
                          FUND      1 YEAR   3 YEARS  5 YEARS  10 YEARS OF FUND
                          INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                          --------- -------- -------- -------- -------- --------
Asset Manager             09/06/89   19.20    15.97    11.59      N/A    11.33
(Fidelity VIP II: Asset
Manager)
Socially Responsible      09/02/86   18.64    19.17    11.54    11.07     9.87
(Calvert Social Balanced
Portfolio)
Balanced                  05/01/91   14.42    14.92     9.92      N/A     9.70
(American Century VP
Balanced)
Equity-Income             10/09/86   26.57    24.02    18.72    15.32    13.28
(VIP Equity-Income)
Index Account             09/29/89   31.36    29.05    18.27      N/A    14.40
(Dreyfus Stock Index)
Growth I                  10/09/86   22.00    22.74    16.59    15.78    14.17
(Fidelity VIP Growth)
Growth II                 11/20/87   -4.42     5.34     4.46     7.36     8.00
(American Century VP
Capital Appreciation)
International Stock       03/31/94    1.86     8.23      N/A      N/A     6.77
(T. Rowe Price
International Stock
Portfolio)
Small Cap                 08/31/90   15.35    19.31    24.61      N/A    42.24
(Dreyfus Small Cap)

TABLE 3B -- SUB-ACCOUNT ADJUSTED CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL AND NO ANNUAL ADMINISTRATION CHARGE

                                                                                          LIFE OF
                          FUND               YEAR TO  1 YEAR   3 YEARS  5 YEARS  10 YEARS FUND
                          INCEPTION QUARTER  DATE     ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97 12/31/97
                          --------- -------- -------- -------- -------- -------- -------- --------
Asset Manager             09/06/89     1.85   19.20    19.20     55.95    73.06      N/A    144.24
(Fidelity VIP II: Asset
Manager)
Socially Responsible      09/02/86     0.41   18.64    18.64     69.25    72.66   185.66    190.70
(Calvert Social Balanced
Portfolio)
Balanced                  05/01/91    -0.78   14.42    14.42     51.77    60.50      N/A     85.51
(American Century VP
Balanced)
Equity-Income             10/09/86     1.71   26.57    26.57     90.74   135.82   316.01    306.06
(VIP Equity-Income)
Index Account
(Dreyfus Stock Index)     09/29/89     2.47   31.36    31.36    114.90   131.38      N/A    203.56
Growth I                  10/09/86    -1.10   22.00    22.00     84.90   115.42   332.80    343.39
(Fidelity VIP Growth)
Growth II                 11/20/87   -13.21   -4.42    -4.42     16.89    24.40   103.38    118.00
(American Century VP
Capital Appreciation)
International Stock       03/31/94    -7.40    1.86     1.86     26.78      N/A      N/A     27.90
(T. Rowe Price
International Stock
Portfolio)
Small Cap                 08/31/90    -5.78   15.35    15.35     69.84   200.41      N/A  1,227.73
(Dreyfus Small Cap)

Table 4 below shows total return information on a calendar year basis using the same assumptions as Tables 3A and 3B. The rates of return shown reflect the mortality and expense risk charge. Similar to Tables 3A and 3B, Table 4 does not reflect deduction of the pro rata portion of the Annual Administration Charge because certain Contracts and Participants are not assessed such a charge.

TABLE 4 -- SUB-ACCOUNT ADJUSTED CALENDAR YEAR ANNUAL RETURN ASSUMING NO WITHDRAWAL AND NO ANNUAL ADMINISTRATION CHARGE

                      1987  1988  1989   1990   1991  1992  1993  1994  1995  1996  1997
                      ----- ----- ----- ------ ------ ----- ----- ----- ----- ----- -----
Asset Manager          N/A   N/A   N/A    5.45  21.11 10.53 19.60 -7.20 15.57 13.24 19.20
Socially Responsible   5.51 10.42 19.53   2.94  15.02  6.33  6.72 -4.39 28.24 11.28 18.64
Balanced               N/A   N/A   N/A   N/A    N/A   -7.17  6.38 -0.58 19.68 10.81 14.42
Equity-Income         -2.30 21.25 15.95 -16.29  29.88 15.50 16.89  5.80 33.49 12.92 26.57
Index                  N/A   N/A   N/A   -4.69  28.29  5.82  8.02 -0.32 35.16 21.09 31.36
Growth I               2.43 14.21 29.95 -12.78  43.78  8.00 17.94 -1.21 33.75 13.35 22.00
Growth II              N/A  -3.41 27.17  -2.40  40.18 -2.52  8.99 -2.34 29.55 -5.43 -4.42
International Stock    N/A   N/A   N/A   N/A    N/A    N/A   N/A   N/A   9.86 13.34  1.86
Small Cap              N/A   N/A   N/A   N/A   156.65 69.25 66.31  6.47 27.85 15.22 15.35

--------

*The above calendar-year returns assume a hypothetical investment of $1,000 on January 1 of the first full calendar year that the underlying fund was in existence. The returns assume that the money will be left on account until retirement and thus no CDSC will be deducted. Returns are provided for years before the fund was an available investment option under the contract. Returns for those periods reflect a hypothetical return as if those funds were available under the contract, and reflect the deduction of the mortality and expense risk charge. The returns do not reflect deductions for the pro rata portion of the Annual Administration Charge or the CDSC.

SEC regulations require that any product performance data be accompanied by standardized performance data.

                            TAX LAW CONSIDERATIONS

RETIREMENT PROGRAMS:

Participants are urged to discuss the income taxes considerations of their retirement plan with their tax advisors. In many situations special rules may apply to the plans and/or to the participants. See the Prospectus for a more complete discussion of tax considerations and for limitations on the following discussion.

Contributions to retirement programs subject to Sections 401(a), 403(b), 408 and 457(b) may be excludable from a Participant's reportable gross income if the Contributions do not exceed the limitations imposed under the Code. Certain plans allow employees to make Elective Salary Deferral Contributions. Certain Plans allow Employers to make Contributions. The information below is a brief summary of some of the important federal tax considerations that apply to retirement plans. When there is a written Plan, often the Contribution limits, withdrawal rights and other provisions of the Plan may be more restrictive than those allowed by the Code.

                    Elective Salary Deferral Contributions:

For calendar year 1998 the maximum elective salary deferral contributions to a 401(k) Plan which is a type of 401(a) Plan is limited to $10,000; for a 403(b) plan the limit is $10,000 unless the employee is qualified employee; for an Eligible 457 Plan the limit is $8,000.

                Total Salary Deferral & Employer Contributions:

QUALIFIED RETIREMENT PLAN -- 401(a) PLAN

The Code limits the Contributions to a defined contribution 401(a) plan to the lesser of $30,000 or 25% of compensation.

TAX QUALIFIED ANNUITY PLAN -- 403(b) PLAN

Total contributions which include both salary deferral contributions and employer contributions are also limited.

The combined limit is:

(a) the amount determined by multiplying 20 percent of the employee's includable compensation by the number of years of service, over
(b) the aggregate of the amount contributed by the employer for annuity contracts and excludable from the gross income of the employee for the prior taxable year.

Therefore, if the maximum exclusion allowance is less than $10,000 a year, the employee's elective deferrals plus any other employer Contributions cannot exceed this lesser amount.

Section 415 of the Code imposes limitations with respect to annual contributions to all Section 403(b) programs, qualified plans and simplified employee pensions maintained by the Employer. A Participant's annual contributions to these programs and defined contribution plans generally cannot exceed the lesser of $30,000 or 25 percent of the employee's compensation. This amount is subject to the maximum exclusion allowance and the salary deferral amount limitations.

ELIGIBLE 457 PLAN -- 457(b) PLAN

For a 457(b) plan the contribution limit is generally the lesser of $7,500, as indexed, or 33% of the employee's compensation.

SECTION 457(f) PLANS

These are non-qualified deferred compensation arrangements between an Employer and its employees. There are no stated limits in the Code regarding this type of Plan.

INDIVIDUAL RETIREMENT ACCOUNT -- IRA OR 408 PLAN

For IRA's, the maximum deductible contribution is the lesser of $2,000 or 100% of taxable income. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse.

TRANSFERS AND ROLLOVERS:

Participants who receive distributions from their 401(a) or 403(b) contract may transfer the amount not representing employee contributions to an Individual Retirement Account or Annuity (IRA) or another Section 401(a) or 403(b) program without including that amount in gross income for the taxable year in which paid. Note 401(a) distributions may not be transferred to a 403(b) plan or vice versa. If the amount is paid directly to an acceptable rollover account, Lincoln Life is not required to withhold any amount. In order for the distribution to qualify for rollover, the distribution must be made on account of the employee's death, after the employee attains age 59 1/2, on account of the employee's separation from service, or after the employee has become disabled. The distribution cannot be part of a series of substantially equal payments made over the life expectancy of the employee or the joint life expectancies of the employee and his or her spouse or made for a specified period of 10 years or more. The rollover must be made within sixty days of the distribution to avoid taxation.

  Pursuant to Revenue Ruling 90-24, a Participant, to the extent permitted by any applicable Contract or Plan, may transfer funds between Section 403(b) investment vehicles, including both Section 403(b)(1) annuity contracts and
Section 403(b)(7) custodial accounts. Any amount transferred must continue to be subject to withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. Lincoln Life considers any total or partial transfer from a Lincoln Life investment vehicle to a non-Lincoln Life investment vehicle to be a withdrawal.

  Once every twelve months a participant in an IRA may roll the money from one IRA to another IRA.

  The rollover rules are not available to Section 457 Plans; limited transfers are permitted under Eligible 457 Plans. If the rollover amount is paid directly to the Participant, the amount distributed may be subject to a 20% federal tax withholding.

EXCISE TAX ON EARLY DISTRIBUTIONS:

Section 72(t) of the Code provides that any distribution made to a Participant in a 401(a), 403(b) or 408 plan other than on account of the following events will be subject to a 10 percent excise tax on the taxable amount distributed:

a)    the employee has attained age 59 1/2;

b)    the employee has died;

c)    the employee is disabled;

d) the employee is 55 and has separated from service (Does not apply to IRA's).

Distributions which are received as a life annuity where payment is made at least annually will not be subject to an excise tax. Certain amounts paid for medical care may also not be subject to an excise tax. Distributions from 408 Plans may qualify for additional exceptions.

MINIMUM DISTRIBUTION RULES:

The value in a contract under Sections 401(a), 403(b), 408 and Eligible 457 Plans are subject to the distribution rules provided in Section 401(a)(9) of the Code. Generally, that section requires that an employee must begin receiving distributions of his post-1986 balance by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2. Such distributions must not exceed the life expectancy of the employee or the life expectancy of such employee and the designated beneficiary (as defined under the plan). An employee who attained age 70 1/2 before January 1, 1988 must begin receiving distributions by April 1 of the calendar year following the later of (a) the calendar year in which the employee attains age 70 1/2 or
(b) the calendar year in which the employee retires. There are special rules for Section 403(b) Plans. Amounts contributed to an Eligible 457 contract must be distributed not earlier than the earliest of : 1) calendar year in which the Participant attains age 70 1/2, 2) the Participant separates from service with the Employer, or 3) when the Participant has an unforeseen emergency. However, in no event may the distribution begin any later than described in Sections 401(a)(9) and 457(d) of the Code.

Additionally, distribution of an employee's entire account balance (including pre-1987 funds) must satisfy the minimum distribution incidental benefit requirement. In general, this requires that death and other non-retirement benefits payable under the above plans be incidental to the primary purpose of the program which is to provide deferred compensation to the employee. A payee is subject to a penalty for failing to receive the required minimum annual distribution. Section 4974(a) of the Code provides that a payee will be subject to a penalty equal to 50 percent of the amount by which the required minimum distribution exceeds the actual amount distributed during the taxable year.

Additional information on federal income taxation is included in the prospectus.

                           DISTRIBUTION OF CONTRACTS

Lincoln Financial Advisors Corporation ("LFA"), an indirect subsidiary of Lincoln National Corporation, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. LFA is the Variable Investment Division's principal underwriter and also enters into selling agreements with other unaffiliated broker-dealers authorizing them to offer the Contracts.

                             INDEPENDENT AUDITORS

The financial statements of the Lincoln National Variable Annuity Account L and the statutory-basis financial statements and schedules of The Lincoln National Life Insurance Company appearing in the SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements and schedules audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

                             FINANCIAL STATEMENTS

Financial statements of the Variable Investment Division and the statutory-basis financial statements and schedules of Lincoln Life appear on the following pages.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln National Variable Annuity Account L

We have audited the accompanying statement of assets and liability of Lincoln National Variable Annuity Account L (the "Variable Account") as of December 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended December 31, 1997, and for the period from October 1, 1996 to December 31, 1996. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln National Variable Account L at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for the year ended December 31, 1997, and for the period from October 1, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.

                                         /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 13, 1998

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

                       STATEMENT OF ASSETS AND LIABILITY

                               DECEMBER 31, 1997

                                                                                  AMERICAN
                                                                                   CENTURY
                          PERCENT                  DREYFUS         DREYFUS       VP CAPITAL
                          OF NET                 STOCK INDEX      SMALL CAP     APPRECIATION
                          ASSETS    COMBINED        FUND          PORTFOLIO       PORTFOLIO
                          ------- ------------ --------------- --------------- ---------------
ASSETS
 Investments at net as-
  set value:
  Dreyfus Stock Index
   Fund:
  3,842,815.0396 shares
   at $25.75 per share
   (cost--$87,059,758)..    18.1% $ 98,952,487 $    98,952,487
  Dreyfus Variable In-
   vestment Fund Small
   Cap Portfolio:
  1,087,394.8911 shares
   at $57.14 per share
   (cost--$58,034,387)..    11.4    62,133,744                 $    62,133,744
  American Century Vari-
   able Portfolios,
   Inc.:
  VP Capital Apprecia-
   tion Portfolio--
   2,488,525.2831 shares
   at $9.68 per share
   (cost--$24,075,572)..     4.4    24,088,925                                 $    24,088,925
  VP Balanced Portfo-
   lio--2,898,074.1833
   shares at $8.24 per
   share (cost--
   $22,081,430).........     4.4    23,880,131
  Fidelity's Variable
   Insurance Products
   Fund:
  Growth Portfolio--
   3,804,241.8353 shares
   at $37.10 per share
   (cost--
   $123,345,061)........    25.9   141,137,372
  Equity-Income Portfo-
   lio--2,969,942.2356
   shares at $24.28 per
   share (cost--
   $63,151,939).........    13.2    72,110,197
  Money Market Portfo-
   lio--356,452.2700
   shares at $1.00 per
   share (cost--
   $356,452)............     0.1       356,452
  Fidelity's Variable
   Insurance Products
   Fund II Asset Manager
   Portfolio:
  5,109,620.7718 shares
   at $18.01 per share
   (cost--$83,894,615)..    16.9    92,024,270
  Calvert Responsibly
   Invested Balanced
   Portfolio:
  3,998,081.4379 shares
   at $1.982 per share
   (cost--$7,561,857)...     1.4     7,919,488
  T. Rowe Price Interna-
   tional Series, Inc.:
  1,802,777.5377 shares
   at $12.74 per share
   (cost--$23,164,561)..     4.2    22,967,386
                           -----  ------------ --------------- --------------- ---------------
  TOTAL INVESTMENTS AND
   TOTAL ASSETS (Cost--
   $492,725,632)........   100.0   545,570,452      98,952,487      62,133,744      24,088,925
LIABILITY--Payable to
 The Lincoln National
 Life Insurance
 Company................     --         17,769           3,242           2,008             776
                           -----  ------------ --------------- --------------- ---------------
    NET ASSETS..........   100.0% $545,552,683 $    98,949,245 $    62,131,736 $    24,088,149
                           =====  ============ =============== =============== ===============
Net assets are represented by:
 Units in accumulation
  period................                        3,317,492.2511  3,523,759.9068  1,712,834.4034
 Unit value.............                       $   29.82651875 $   17.63222743 $   14.06332594
                                               --------------- --------------- ---------------
 Value in accumulation
  period................                       $    98,949,245 $    62,131,736 $    24,088,149
                                               =============== =============== ===============

                            See accompanying notes.

                                                                    CALVERT
   AMERICAN                                                       RESPONSIBLY
  CENTURY VP                      VIPF EQUITY-    VIPF II ASSET    INVESTED     T. ROWE PRICE   VIPF MONEY
   BALANCED        VIPF GROWTH       INCOME          MANAGER       BALANCED     INTERNATIONAL     MARKET
   PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO       SERIES       PORTFOLIO
---------------  --------------- --------------- --------------- ------------- --------------- ------------
$    23,880,131
                 $   141,137,372
                                 $    72,110,197
                                                                                               $    356,452
                                                 $    92,024,270
                                                                 $   7,919,488
                                                                               $    22,967,386
---------------  --------------- --------------- --------------- ------------- --------------- ------------
     23,880,131      141,137,372      72,110,197      92,024,270     7,919,488      22,967,386      356,452
            778            4,592           2,355           3,005           258             755          --
---------------  --------------- --------------- --------------- ------------- --------------- ------------
$    23,879,353  $   141,132,780 $    72,107,842 $    92,021,265 $   7,919,230 $    22,966,631 $    356,452
===============  =============== =============== =============== ============= =============== ============
 1,287,263.0780   4,982,061.2512  3,608,022.4955  4,470,804.1392  469,348.7807  1,836,821.7026  29,968.9867
   $18.55048427  $   28.32819055 $   19.98541919 $   20.58270991 $ 16.87280386 $   12.50346249 $11.89401744
---------------  --------------- --------------- --------------- ------------- --------------- ------------
$    23,879,353  $   141,132,780 $    72,107,842 $    92,021,265 $   7,919,230 $    22,966,631 $    356,452
===============  =============== =============== =============== ============= =============== ============

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                                                                     AMERICAN
                                                                    CENTURY VP
                                            DREYFUS     DREYFUS      CAPITAL
                                          STOCK INDEX  SMALL CAP   APPRECIATION
                              COMBINED       FUND      PORTFOLIO    PORTFOLIO
                             -----------  -----------  ----------  ------------
NET INVESTMENT INCOME:
 Dividends from investment
  income...................  $17,028,787  $ 3,906,771  $3,541,330    $250,917
 Mortality and expense
  guarantees...............   (4,562,295)    (783,949)   (503,432)   (223,444)
                             -----------  -----------  ----------    --------
  NET INVESTMENT INCOME....   12,466,492    3,122,822   3,037,898      27,473
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain on in-
  vestments................    1,338,555      212,838     427,284      54,777
 Net change in unrealized
  appreciation or
  depreciation on invest-
  ments....................   52,882,918   11,894,423   4,104,018      14,236
                             -----------  -----------  ----------    --------
NET GAIN (LOSS) ON INVEST-
 MENTS.....................   54,221,473   12,107,261   4,531,302      69,013
                             -----------  -----------  ----------    --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERA-
  TIONS....................  $66,687,965  $15,230,083  $7,569,200    $ 96,486
                             ===========  ===========  ==========    ========

See accompanying notes.

                                                     CALVERT
 AMERICAN                   VIPF        VIPF II    RESPONSIBLY                 VIPF
CENTURY VP                 EQUITY-       ASSET      INVESTED   T. ROWE PRICE   MONEY
 BALANCED   VIPF GROWTH    INCOME       MANAGER     BALANCED   INTERNATIONAL  MARKET
PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     SERIES     PORTFOLIO
----------  -----------  -----------  -----------  ----------- ------------- ---------
$  635,485  $ 1,788,413  $ 1,787,815  $ 4,060,303   $543,671     $506,848     $7,234
  (212,850)  (1,216,120)    (552,065)    (805,147)   (62,147)    (203,141)       --
----------  -----------  -----------  -----------   --------     --------     ------
   422,635      572,293    1,235,750    3,255,156    481,524      303,707      7,234
    52,203      265,667      120,428       93,747     38,290       73,321        --
 1,799,102   17,798,189    8,959,823    8,136,420    374,408     (197,701)       --
----------  -----------  -----------  -----------   --------     --------     ------
 1,851,305   18,063,856    9,080,251    8,230,167    412,698     (124,380)       --
----------  -----------  -----------  -----------   --------     --------     ------
$2,273,940  $18,636,149  $10,316,001  $11,485,323   $894,222     $179,327     $7,234
==========  ===========  ===========  ===========   ========     ========     ======

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

                       STATEMENT OF CHANGES IN NET ASSETS

                    YEAR ENDED DECEMBER 31, 1997 AND PERIOD
                   FROM OCTOBER 1, 1996 TO DECEMBER 31, 1996

                                                                     AMERICAN
                                                                    CENTURY VP
                                           DREYFUS      DREYFUS      CAPITAL
                                         STOCK INDEX   SMALL CAP   APPRECIATION
                             COMBINED       FUND       PORTFOLIO    PORTFOLIO
                           ------------  -----------  -----------  ------------
NET ASSETS AT OCTOBER 1,
 1996....................  $        --   $       --   $       --   $       --
CHANGES FROM OPERATIONS:
 Net investment income...        15,664          880        4,696          (14)
 Net realized gain (loss)
  on investments.........            (5)         --            (1)         --
 Net change in unrealized
  appreciation or
  depreciation on invest-
  ments..................       (33,387)      (1,693)      (4,661)        (883)
                           ------------  -----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS.........       (17,728)        (813)          34         (897)
 Net increase from unit
  transactions...........     1,296,598       71,007      179,883       19,344
                           ------------  -----------  -----------  -----------
TOTAL INCREASE IN NET AS-
 SETS....................     1,278,870       70,194      179,917       18,447
                           ------------  -----------  -----------  -----------
NET ASSETS AT DECEMBER
 31, 1996................     1,278,870       70,194      179,917       18,447
CHANGES FROM OPERATIONS:
 Net investment income...    12,466,492    3,122,822    3,037,898       27,473
 Net realized gain on in-
  vestments..............     1,338,555      212,838      427,284       54,777
 Net change in unrealized
  appreciation or
  depreciation on invest-
  ments..................    52,882,918   11,894,423    4,104,018       14,236
                           ------------  -----------  -----------  -----------
NET INCREASE IN NET AS-
 SETS RESULTING FROM OP-
 ERATIONS................    66,687,965   15,230,083    7,569,200       96,486
 Net increase from unit
  transactions...........   477,585,848   83,648,968   54,382,619   23,973,216
                           ------------  -----------  -----------  -----------
TOTAL INCREASE IN NET AS-
 SETS....................   544,273,813   98,879,051   61,951,819   24,069,702
                           ------------  -----------  -----------  -----------
NET ASSETS AT DECEMBER
 31, 1997................  $545,552,683  $98,949,245  $62,131,736  $24,088,149
                           ============  ===========  ===========  ===========

See accompanying notes.

                                                        CALVERT
  AMERICAN                     VIPF        VIPF II    RESPONSIBLY                  VIPF
 CENTURY VP                   EQUITY-       ASSET      INVESTED    T. ROWE PRICE   MONEY
  BALANCED    VIPF GROWTH     INCOME       MANAGER     BALANCED    INTERNATIONAL  MARKET
  PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO      SERIES     PORTFOLIO
 -----------  ------------  -----------  -----------  -----------  ------------- ---------
 $       --   $        --   $       --   $       --   $      --     $       --   $    --
        (21)          (141)        (118)        (312)     10,012            681         1
         --             (2)         --            (1)         (1)           --        --
       (401)        (5,878)      (1,565)      (6,765)    (12,067)           526       --
 -----------  ------------  -----------  -----------  ----------    -----------  --------
       (422)        (6,021)      (1,683)      (7,078)     (2,056)         1,207         1
      29,522       199,172      167,242      437,212     136,587         56,575        54
 -----------  ------------  -----------  -----------  ----------    -----------  --------
      29,100       193,151      165,559      430,134     134,531         57,782        55
 -----------  ------------  -----------  -----------  ----------    -----------  --------
      29,100       193,151      165,559      430,134     134,531         57,782        55
     422,635       572,293    1,235,750    3,255,156     481,524        303,707     7,234
      52,203       265,667      120,428       93,747      38,290         73,321       --
   1,799,102    17,798,189    8,959,823    8,136,420     374,408       (197,701)      --
 -----------  ------------  -----------  -----------  ----------    -----------  --------
   2,273,940    18,636,149   10,316,001   11,485,323     894,222        179,327     7,234
  21,576,313   122,303,480   61,626,282   80,105,808   6,890,477     22,729,522   349,163
 -----------  ------------  -----------  -----------  ----------    -----------  --------
  23,850,253   140,939,629   71,942,283   91,591,131   7,784,699     22,908,849   356,397
 -----------  ------------  -----------  -----------  ----------    -----------  --------
 $23,879,353  $141,132,780  $72,107,842  $92,021,265  $7,919,230    $22,966,631  $356,452
 ===========  ============  ===========  ===========  ==========    ===========  ========

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

                         NOTES TO FINANCIAL STATEMENTS

1. ACCOUNTING POLICIES

THE ACCOUNT:

Lincoln National Variable Annuity Account L (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of three products, Variable Annuity I, Variable Annuity II and Variable Annuity III.

On October 1, 1996, UNUM Life Insurance Company of America (UNUM America) completed the sale of its tax-qualified annuity business to the Company and Lincoln Life & Annuity Company of New York (Lincoln New York), a wholly owned subsidiary of the Company. The contracts of participants in the variable accounts of UNUM America with respect to which consent is obtained from the contractholders and/or participants have been reinsured pursuant to an assumption reinsurance agreement. Assets attributable to such participants' contracts have been transferred to the Variable Account and variable accounts of Lincoln New York. Assets attributable to contracts of participants with respect to which such consent has not been obtained remain in the variable accounts of UNUM America. During 1997, the net assets of the Variable Account increased by approximately $407,679,672 from novations of assets from the variable accounts of UNUM America.

INVESTMENTS:

In accordance with the terms of the variable annuity contracts, all payments transferred to the Variable Account by contract owners are allocated to purchase shares of either Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund: Small Cap Portfolio (Dreyfus Small Cap Portfolio), American Century Variable Portfolios: American Century VP Capital Appreciation (American Century VP Capital Appreciation Portfolio) and American Century VP Balanced (American Century VP Balanced Portfolio), Fidelity's Variable Insurance Products Fund: Growth Portfolio (VIPF Growth Portfolio) and Equity-Income Portfolio (VIPF Equity-Income Portfolio), Fidelity's Variable Insurance Products II: Asset Manager Portfolio (VIPF II Asset Manager Portfolio), Calvert Responsibly Invested Balanced Portfolio or T. Rowe Price International Series, Inc. (T. Rowe Price International Series) (the Funds). Fidelity's Variable Insurance Product Funds: Money Market Portfolio (VIPF Money Market Portfolio) is used only for investment of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete instructions, the payments transferred to VIPF Money Market Portfolio are allocated to purchase shares of one of the above funds.

During 1996, an operational integration of Twentieth Century and The Benham Group occurred, with the new company name of American Century Investments emerging. Accordingly, TCI Portfolios, Inc. was renamed American Century Variable Portfolios, Inc., while TCI Growth became American Century VP Capital Appreciation effective May 1, 1997. The name changes will not alter the investment strategy or the objectives of the funds.

The Variable Account is fully invested in shares of the Funds. Investments in the Funds are stated at the closing net asset value per share on December 31, 1997.

Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by the average cost method.

DIVIDENDS:

Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of VIPF Money Market Portfolio which is invested monthly.

FEDERAL INCOME TAXES:

Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. Using current law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

2. MORTALITY AND EXPENSE GUARANTEES

Amounts are paid to the Company for mortality and expense guarantees at an effective annual rate of 1.20% of each portfolio's average daily net assets within the Variable Account with the exception of VIPF Money Market Portfolio. Accordingly, the Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account. Effective January 1, 1998, the effective annual rate of the mortality and expense guarantee was reduced to 1.00% of each portfolio's average daily net assets.

3. NET ASSETS

Net Assets at December 31, 1997 consisted of the following:

                                                          AMERICAN                                                      CALVERT
                                              DREYFUS     CENTURY     AMERICAN                   VIPF       VIPF II   RESPONSIBLY
                                  DREYFUS      SMALL     VP CAPITAL  CENTURY VP                 EQUITY-      ASSET     INVESTED
                                STOCK INDEX     CAP     APPRECIATION  BALANCED   VIPF GROWTH    INCOME      MANAGER    BALANCED
                     COMBINED      FUND      PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO
                   ------------ ----------- ----------- ------------ ----------- ------------ ----------- ----------- -----------
 Unit Transac-
  tions:
 Accumulation
  units..........  $478,882,446 $83,719,975 $54,562,502 $23,992,560  $21,605,835 $122,502,652 $61,793,524 $80,543,020 $7,027,064
 Accumulated net
  investment in-
  come...........    12,482,156   3,123,702   3,042,594      27,459      422,614      572,152   1,235,632   3,254,844    491,536
 Accumulated net
  realized gain
  on invest-
  ments..........     1,338,550     212,838     427,283      54,777       52,203      265,665     120,428      93,746     38,289
 Net unrealized
  appreciation
  (depreciation)
  on invest-
  ments..........    52,849,531  11,892,730   4,099,357      13,353    1,798,701   17,792,311   8,958,258   8,129,655    362,341
                   ------------ ----------- ----------- -----------  ----------- ------------ ----------- ----------- ----------
                   $545,552,683 $98,949,245 $62,131,736 $24,088,149  $23,879,353 $141,132,780 $72,107,842 $92,021,265 $7,919,230
                   ============ =========== =========== ===========  =========== ============ =========== =========== ==========
                                   VIPF
                   T. ROWE PRICE   MONEY
                   INTERNATIONAL  MARKET
                      SERIES     PORTFOLIO
                   ------------- ---------
 Unit Transac-
  tions:
 Accumulation
  units..........   $22,786,097  $349,217
 Accumulated net
  investment in-
  come...........       304,388     7,235
 Accumulated net
  realized gain
  on invest-
  ments..........        73,321       --
 Net unrealized
  appreciation
  (depreciation)
  on invest-
  ments..........      (197,175)      --
                   ------------- ---------
                    $22,966,631  $356,452
                   ============= =========

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT L

                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)


4. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

                                        YEAR ENDED DECEMBER 31
                          ------------------------------------------------------
                                      1997                        1996
                          -----------------------------  -----------------------
                               UNITS          AMOUNT        UNITS       AMOUNT
                          ---------------  ------------  -----------  ----------
DREYFUS STOCK INDEX FUND
 Accumulation Units:
  Contract purchases....   3,411,102.3513  $ 86,811,718   3,091.5026  $   71,007
  Terminated contracts..     (96,701.6028)   (3,162,750)         --          --
                          ---------------  ------------  -----------  ----------
                           3,314,400.7485  $ 83,648,968   3,091.5026  $   71,007
DREYFUS SMALL CAP PORT-
 FOLIO
 Accumulation Units:
  Contract purchases....   3,744,623.3106  $ 57,826,354  11,769.9487  $  179,883
  Terminated contracts..    (232,633.3525)   (3,443,735)         --          --
                          ---------------  ------------  -----------  ----------
                           3,511,989.9581  $ 54,382,619  11,769.9487  $  179,883
AMERICAN CENTURY VP CAP-
 ITAL APPRECIATION PORT-
 FOLIO
 Accumulation Units:
  Contract purchases....   1,880,645.8431  $ 26,258,775   1,253.7393  $   19,344
  Terminated contracts..    (169,065.1790)   (2,285,559)         --          --
                          ---------------  ------------  -----------  ----------
                           1,711,580.6641  $ 23,973,216   1,253.7393  $   19,344
AMERICAN CENTURY VP BAL-
 ANCED PORTFOLIO
 Accumulation Units:
  Contract purchases....   1,368,252.9454  $ 22,919,086   1,794.8695  $   29,522
  Terminated contracts..     (82,784.7369)   (1,342,773)         --          --
                          ---------------  ------------  -----------  ----------
                           1,285,468.2085  $ 21,576,313   1,794.8695  $   29,522
VIPF GROWTH PORTFOLIO
 Accumulation Units:
  Contract purchases....   5,107,698.3766  $125,011,713   8,318.3784  $  199,172
  Terminated contracts..    (133,955.5038)   (2,708,233)         --          --
                          ---------------  ------------  -----------  ----------
                           4,973,742.8728  $122,303,480   8,318.3784  $  199,172
VIPF EQUITY-INCOME PORT-
 FOLIO
 Accumulation Units:
  Contract purchases....   3,689,117.7115  $ 62,752,861  10,485.2129  $  167,242
  Terminated contracts..     (91,580.4289)   (1,126,579)         --          --
                          ---------------  ------------  -----------  ----------
                           3,597,537.2826  $ 61,626,282  10,485.2129  $  167,242
VIPF II ASSET MANAGER
 PORTFOLIO
 Accumulation Units:
  Contract purchases....   4,616,210.8688  $ 83,124,241  24,911.0257  $  437,212
  Terminated contracts..    (170,317.7553)   (3,018,433)         --          --
                          ---------------  ------------  -----------  ----------
                           4,445,893.1135  $ 80,105,808  24,911.0257  $  437,212
CALVERT RESPONSIBLY IN-
 VESTED BALANCED PORTFO-
 LIO
 Accumulation Units:
  Contract purchases....     488,864.7844  $  7,271,713   9,459.1800  $  136,587
  Terminated contracts..     (28,975.1837)     (381,236)         --          --
                          ---------------  ------------  -----------  ----------
                             459,889.6007  $  6,890,477   9,459.1800  $  136,587
T. ROWE PRICE INTERNA-
 TIONAL SERIES
 Accumulation Units:
  Contract purchases....   1,969,787.0607  $ 24,229,972   4,707.0763  $   56,575
  Terminated contracts..    (137,672.4344)   (1,500,450)         --          --
                          ---------------  ------------  -----------  ----------
                           1,832,114.6263  $ 22,729,522   4,707.0763  $   56,575
VIPF MONEY MARKET PORT-
 FOLIO
 Accumulation Units:
  Contract purchases....      85,831.9392  $    985,613      98.4501  $    1,104
  Terminated contracts..     (55,867.8239)     (636,450)    (93.5787)     (1,050)
                          ---------------  ------------  -----------  ----------
                              29,964.1153  $    349,163       4.8714  $       54
   NET INCREASE FROM
    UNIT TRANSACTIONS...  25,162,581.1904  $477,585,848  75,795.8048  $1,296,598
                          ===============  ============  ===========  ==========

5. DAILY VALUATION CALCULATIONS

Effective December 1997, the daily unit value calculation process was transferred from the Company to the Delaware Group, an affiliate of the Company. Costs associated with the calculation of the unit value are paid by the Company.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                                                      DECEMBER 31
                                                                                      1997       1996
                                                                                      ---------  ---------
                                                                                      (IN MILLIONS)
                                                                                      --------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                                                 $18,560.7  $19,389.6
------------------------------------------------------------------------------------
Preferred stocks                                                                          257.3      239.7
------------------------------------------------------------------------------------
Unaffiliated common stocks                                                                436.0      358.3
------------------------------------------------------------------------------------
Affiliated common stocks                                                                  412.1      241.5
------------------------------------------------------------------------------------
Mortgage loans on real estate                                                           3,012.7    2,976.7
------------------------------------------------------------------------------------
Real estate                                                                               584.4      621.3
------------------------------------------------------------------------------------
Policy loans                                                                              660.5      626.5
------------------------------------------------------------------------------------
Other investments                                                                         335.5      282.7
------------------------------------------------------------------------------------
Cash and short-term investments                                                         2,133.0      759.2
------------------------------------------------------------------------------------  ---------  ---------
Total cash and investments                                                             26,392.2   25,495.5
------------------------------------------------------------------------------------

Premiums and fees in course of collection                                                  42.4       60.9
------------------------------------------------------------------------------------
Accrued investment income                                                                 343.5      343.6
------------------------------------------------------------------------------------
Funds withheld by ceding companies                                                         44.1       25.8
------------------------------------------------------------------------------------
Other admitted assets                                                                     216.0      355.7
------------------------------------------------------------------------------------
Separate account assets                                                                31,330.9   23,735.1
------------------------------------------------------------------------------------  ---------  ---------
Total admitted assets                                                                 $58,369.1  $50,016.6
------------------------------------------------------------------------------------  ---------  ---------
                                                                                      ---------  ---------

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                                     $ 5,872.9  $ 5,954.0
------------------------------------------------------------------------------------
Other policyholder funds                                                               16,360.1   17,262.4
------------------------------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee                               878.2      250.2
------------------------------------------------------------------------------------
Funds held under reinsurance treaties                                                     720.4      564.6
------------------------------------------------------------------------------------
Asset valuation reserve                                                                   450.0      375.5
------------------------------------------------------------------------------------
Interest maintenance reserve                                                              135.4       76.7
------------------------------------------------------------------------------------
Other liabilities                                                                         413.9      490.9
------------------------------------------------------------------------------------
Federal income taxes                                                                        0.8        4.3
------------------------------------------------------------------------------------
Net transfers due from separate accounts                                                 (761.9)    (659.7)
------------------------------------------------------------------------------------
Separate account liabilities                                                           31,330.9   23,735.1
------------------------------------------------------------------------------------  ---------  ---------
Total liabilities                                                                      55,400.7   48,054.0
------------------------------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million (owned by Lincoln National
  Corporation)                                                                             25.0       25.0
------------------------------------------------------------------------------------
Paid-in surplus                                                                         1,821.8      883.4
------------------------------------------------------------------------------------
Unassigned surplus                                                                      1,121.6    1,054.2
------------------------------------------------------------------------------------  ---------  ---------
Total capital and surplus                                                               2,968.4    1,962.6
------------------------------------------------------------------------------------  ---------  ---------
Total liabilities and capital and surplus                                             $58,369.1  $50,016.6
------------------------------------------------------------------------------------  ---------  ---------
                                                                                      ---------  ---------

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF INCOME -- STATUTORY BASIS

                                                                               YEAR ENDED DECEMBER 31
                                                                               1997       1996       1995
                                                                               ---------  ---------  ---------
                                                                               (IN MILLIONS)
                                                                               -------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                                          $ 5,589.0  $ 7,268.5  $ 4,899.1
-----------------------------------------------------------------------------
Net investment income                                                            1,847.1    1,756.3    1,772.2
-----------------------------------------------------------------------------
Amortization of interest maintenance reserve                                        41.5       27.2       34.0
-----------------------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded                             99.7       90.9       98.3
-----------------------------------------------------------------------------
Expense charges on deposit funds                                                   119.3      100.7       83.2
-----------------------------------------------------------------------------
Other income                                                                        21.3       16.8       14.5
-----------------------------------------------------------------------------  ---------  ---------  ---------
Total revenues                                                                   7,717.9    9,260.4    6,901.3
-----------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                                 4,522.1    5,989.9    4,184.0
-----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                          2,728.4    2,878.5    2,345.7
-----------------------------------------------------------------------------  ---------  ---------  ---------
Total benefits and expenses                                                      7,250.5    8,868.4    6,529.7
-----------------------------------------------------------------------------  ---------  ---------  ---------
Gain from operations before dividends to policyholders, income taxes and net
realized gain on investments                                                       467.4      392.0      371.6
-----------------------------------------------------------------------------
Dividends to policyholders                                                          27.5       27.3       27.3
-----------------------------------------------------------------------------  ---------  ---------  ---------
Gain from operations before federal income taxes and net realized gain on
investments                                                                        439.9      364.7      344.3
-----------------------------------------------------------------------------
Federal income taxes                                                                78.3       83.6      103.7
-----------------------------------------------------------------------------  ---------  ---------  ---------
Gain from operations before net realized gain on investments                       361.6      281.1      240.6
-----------------------------------------------------------------------------
Net realized gain on investments, net of income tax expense and excluding net
transfers to the interest maintenance reserve                                       31.3       53.3       43.9
-----------------------------------------------------------------------------  ---------  ---------  ---------
Net income                                                                     $   392.9  $   334.4  $   284.5
-----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                               ---------  ---------  ---------

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                               YEAR ENDED DECEMBER 31
                                                                               1997       1996       1995
                                                                               ---------  ---------  ---------
                                                                               (IN MILLIONS)
                                                                               -------------------------------
Capital and surplus at beginning of year                                       $ 1,962.6  $ 1,732.9  $ 1,679.6
-----------------------------------------------------------------------------
Correction of prior years' asset valuation reserve (Note 15)                       (37.6)        --         --
-----------------------------------------------------------------------------
Correction of prior year's admitted assets (Note 15)                               (57.0)        --         --
-----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                                 1,868.0    1,732.9    1,679.6
CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income                                                                         392.9      334.4      284.5
-----------------------------------------------------------------------------
Difference in cost and admitted investment amounts                                 (36.2)      38.6      143.2
-----------------------------------------------------------------------------
Nonadmitted assets                                                                  (0.4)      (3.0)       2.9
-----------------------------------------------------------------------------
Regulatory liability for reinsurance                                                (3.9)       0.6       (2.0)
-----------------------------------------------------------------------------
Life policy reserve valuation basis                                                 (0.9)      (0.4)       2.9
-----------------------------------------------------------------------------
Asset valuation reserve                                                            (36.9)    (105.5)    (112.5)
-----------------------------------------------------------------------------
Mortgage loan, real estate and other investment reserves                              --         --        2.2
-----------------------------------------------------------------------------
Paid-in surplus, including contribution of common stock of affiliated
company in 1997                                                                    938.4      100.0       15.1
-----------------------------------------------------------------------------
Separate account receivable due to change in valuation                              (2.6)        --       27.0
-----------------------------------------------------------------------------
Dividends to shareholder                                                          (150.0)    (135.0)    (310.0)
-----------------------------------------------------------------------------  ---------  ---------  ---------
Capital and surplus at end of year                                             $ 2,968.4  $ 1,962.6  $ 1,732.9
-----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                               ---------  ---------  ---------

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                                         YEAR ENDED DECEMBER 31
                                                                         1997        1996        1995
                                                                         ----------  ----------  ----------
                                                                         (IN MILLIONS)
                                                                         ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received              $  6,364.3  $  8,059.4  $  5,430.9
-----------------------------------------------------------------------
Allowances and reserve adjustments paid on reinsurance ceded                 (649.2)     (767.5)     (383.6)
-----------------------------------------------------------------------
Investment income received                                                  1,798.8     1,700.6     1,713.2
-----------------------------------------------------------------------
Benefits paid                                                              (5,345.2)   (4,050.4)   (3,239.6)
-----------------------------------------------------------------------
Insurance expenses paid                                                    (2,867.5)   (2,972.2)   (2,513.5)
-----------------------------------------------------------------------
Federal income taxes recovered (paid)                                         (87.0)      (72.3)       38.4
-----------------------------------------------------------------------
Dividends to policyholders                                                    (28.4)      (27.7)      (16.5)
-----------------------------------------------------------------------
Other income received and expenses paid, net                                  (42.7)        6.3        14.4
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) operating activities                          (856.9)    1,876.2     1,043.7
-----------------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                                 12,142.6    12,542.0    13,183.9
-----------------------------------------------------------------------
Purchase of investments                                                   (10,345.0)  (14,175.4)  (14,049.6)
-----------------------------------------------------------------------
Other sources (uses)                                                          563.1      (266.5)      (64.0)
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) investing activities                         2,360.7    (1,899.9)     (929.7)
-----------------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                                  --       100.0        15.1
-----------------------------------------------------------------------
Proceeds from borrowings from shareholder                                     120.0       100.0        63.0
-----------------------------------------------------------------------
Repayment of borrowings from shareholder                                     (100.0)      (63.0)      (63.0)
-----------------------------------------------------------------------
Dividends paid to shareholder                                                (150.0)     (135.0)     (310.0)
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) financing activities                          (130.0)        2.0      (294.9)
-----------------------------------------------------------------------  ----------  ----------  ----------
Net increase (decrease) in cash and short-term investments                  1,373.8       (21.7)     (180.9)
-----------------------------------------------------------------------
Cash and short-term investments at beginning of year                          759.2       780.9       961.8
-----------------------------------------------------------------------  ----------  ----------  ----------
Cash and short-term investments at end of year                           $  2,133.0  $    759.2  $    780.9
-----------------------------------------------------------------------  ----------  ----------  ----------
                                                                         ----------  ----------  ----------

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    The Lincoln National Life Insurance Company ("Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 1997, the Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ("LNH&C"), Lincoln National Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LLANY").

    The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life and health insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several U.S. territories.

    USE OF ESTIMATES
    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

    BASIS OF PRESENTATION
    The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Department"), which practices differ from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

    Investments in real estate are reported net of related obligations rather than on a gross basis.

    Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the Interest Maintenance Reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pre-tax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    SUBSIDIARIES
    The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's subsidiaries are carried at their statutory basis net equity and presented in the balance sheet as affiliated common stocks.

    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS
    Premiums and deposits with respect to universal life policies and annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE
    Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs.

    Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting whereas such contracts would be accounted for using deposit accounting under GAAP.

    INCOME TAXES
    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

    STATEMENTS OF CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    A reconciliation of the Company's net income and capital and surplus determined on a statutory accounting basis with amounts determined in accordance with GAAP is as follows:

                                               CAPITAL AND SURPLUS   NET INCOME
                                               -----------------------------------------------------

                                               DECEMBER 31           YEAR ENDED DECEMBER 31
                                               1997       1996       1997       1996       1995
                                               -----------------------------------------------------
                                               (IN MILLIONS)
                                               -----------------------------------------------------
Amounts reported on a statutory basis          $ 2,968.4  $ 1,962.6  $   392.9  $   334.4  $   284.5
---------------------------------------------
GAAP adjustments:
  Deferred policy acquisition costs and
    present value of future profits                958.3    1,119.1      (98.9)      66.7      (63.0)
   ------------------------------------------
  Policy and contract reserves                  (1,672.9)  (1,405.3)     (48.6)     (57.1)     (55.3)
   ------------------------------------------
  Interest maintenance reserve                     135.4       76.7       58.7      (39.7)      60.9
   ------------------------------------------
  Deferred income taxes                            (13.0)     (27.4)      70.3        1.8       38.3
   ------------------------------------------
  Policyholders' share of earnings and
    surplus on participating business              (79.8)     (81.9)       5.3        (.3)        .2
   ------------------------------------------
  Asset valuation reserve                          450.0      375.5         --         --         --
   ------------------------------------------
  Net realized gain (loss) on investments          (91.5)     (72.0)     (20.4)      78.7       30.0
   ------------------------------------------
  Unrealized gain on investments                 1,245.5      825.2         --         --         --
   ------------------------------------------
  Nonadmitted assets, including nonadmitted
    investments                                     61.0       (7.1)        --         --         --
   ------------------------------------------
  Investments in subsidiary companies              188.8      156.6      (80.5)      29.9       34.3
   ------------------------------------------
  Other, net                                      (162.5)     (99.0)     (35.0)     (82.6)      (7.3)
   ------------------------------------------  ---------  ---------  ---------  ---------  ---------
Net increase (decrease)                          1,019.3      860.4     (149.1)      (2.6)      38.1
---------------------------------------------  ---------  ---------  ---------  ---------  ---------
Amounts on a GAAP basis                        $ 3,987.7  $ 2,823.0  $   243.8  $   331.8  $   322.6
---------------------------------------------  ---------  ---------  ---------  ---------  ---------
                                               ---------  ---------  ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    The discount or premium on bonds is amortized using the interest method. For mortgage-backed bonds, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

    Preferred stocks are reported at cost or amortized cost.

    Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

    Policy loans are reported at unpaid balances.

    The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items through the IMR. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amoritized to net investment income on a straight-line basis over the term of the respective derivative.

    Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, increased liabilities associated with certain reinsurance agreements and foreign exchange risk. Moreover, the derivatives used are designated as a hedge and reduce the indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items have been sold, terminated or matured, the change in value of the derivatives is included in net income.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

    LOANED SECURITIES
    Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the amount to be paid to reacquire the security. It is the Company's policy to take possession of securities with a market value at least equal to the value of the securities loaned. Securities loaned are recorded at amortized cost as long as the value of the related collateral is sufficient. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

    GOODWILL
    Goodwill, which represents the excess of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    PREMIUMS
    Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFITS
    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenerios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserve released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on funds withheld are reported in net investment income.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans is systematically accrued during the expected period of active service of the covered employees.

    INCOME TAXES
    The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

    STOCK OPTIONS
    The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    measurement date, over the amount an employee must pay to acquire the stock.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    These assets and liabilities represent segregated funds administered and invested by the Company for the exclusive benefit of pension and variable life and annuity contractholders. The fees received by the Company for administrative and contractholder maintenance services performed for these separate accounts are included in the Company's statements of income.

2.  PERMITTED STATUTORY ACCOUNTING PRACTICES
    The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification, which is expected to be approved by the NAIC in 1998, will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of Indiana must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Department. At this time, it is unclear whether Indiana will adopt Codification. However, based on the current draft guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

    The Company has received written approval from the Department to record surrender charges applicable to separate account liabilities for variable life and annuity products as a liability in the separate account financial statements payable to the Company's general account. In the accompanying financial statements, a corresponding receivable is recorded with the related income impact recorded in the accompanying statement of operations as a change in reserves or change in premium and other deposit funds.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS
    The major categories of net investment income are as follows:

                                                                     YEAR ENDED DECEMBER 31
                                                                     1997       1996       1995
                                                                     -------------------------------
                                                                     (IN MILLIONS)
                                                                     -------------------------------
Income:
  Bonds                                                              $ 1,524.4  $ 1,442.2  $ 1,457.4
   ----------------------------------------------------------------
  Preferred stocks                                                        23.5        9.6        6.4
   ----------------------------------------------------------------
  Unaffiliated common stocks                                               8.3        6.5        5.2
   ----------------------------------------------------------------
  Affiliated common stocks                                                15.0        9.5       12.6
   ----------------------------------------------------------------
  Mortgage loans on real estate                                          257.2      269.3      252.0
   ----------------------------------------------------------------
  Real estate                                                             92.2      114.4      110.0
   ----------------------------------------------------------------
  Policy loans                                                            37.5       35.0       32.1
   ----------------------------------------------------------------
  Other investments                                                       28.2       22.4       62.6
   ----------------------------------------------------------------
  Cash and short-term investments                                         70.3       48.9       53.2
   ----------------------------------------------------------------  ---------  ---------  ---------
Total investment income                                                2,056.6    1,957.8    1,991.5
-------------------------------------------------------------------
Expenses:
  Depreciation                                                            21.0       25.0       25.9
   ----------------------------------------------------------------
  Other                                                                  188.5      176.5      193.4
   ----------------------------------------------------------------  ---------  ---------  ---------
Total investment expenses                                                209.5      201.5      219.3
-------------------------------------------------------------------  ---------  ---------  ---------
Net investment income                                                $ 1,847.1  $ 1,756.3  $ 1,772.2
-------------------------------------------------------------------  ---------  ---------  ---------
                                                                     ---------  ---------  ---------

    Nonadmitted accrued investment income at December 31, 1997 and 1996 amounted to $2,600,000 and $2,500,000, respectively, consisting principally of interest on bonds in default and mortgage loans.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                     COST OR    GROSS        GROSS
                                                     AMORTIZED  UNREALIZED   UNREALIZED   FAIR
                                                     COST       GAINS        LOSSES       VALUE
                                                     ----------------------------------------------
                                                     (IN MILLIONS)
                                                     ----------------------------------------------
At December 31, 1997:
  Corporate                                          $13,003.8   $   942.2    $    60.1   $13,885.9
   ------------------------------------------------
  U.S. government                                        436.3        67.9           --       504.2
   ------------------------------------------------
  Foreign government                                   1,202.1       104.9          5.4     1,301.6
   ------------------------------------------------
  Mortgage-backed                                      3,874.3       215.2         27.1     4,062.4
   ------------------------------------------------
  State and municipal                                     44.2          .3           --        44.5
   ------------------------------------------------  ---------  -----------  -----------  ---------
                                                     $18,560.7   $ 1,330.5    $    92.6   $19,798.6
                                                     ---------  -----------  -----------  ---------
                                                     ---------  -----------  -----------  ---------

At December 31, 1996:
  Corporate                                          $12,548.1   $   586.5    $    66.6   $13,068.0
   ------------------------------------------------
  U.S. government                                      1,088.7        43.2         18.0     1,113.9
   ------------------------------------------------
  Foreign government                                   1,234.0       105.1          1.4     1,337.7
   ------------------------------------------------
  Mortgage-backed                                      4,478.4       183.3         27.4     4,634.3
   ------------------------------------------------
  State and municipal                                     40.4          .1           --        40.5
   ------------------------------------------------  ---------  -----------  -----------  ---------
                                                     $19,389.6   $   918.2    $   113.4   $20,194.4
                                                     ---------  -----------  -----------  ---------
                                                     ---------  -----------  -----------  ---------

    The carrying amount of bonds in the balance sheets at December 31, 1997 and 1996 reflects NAIC adjustments of
    $5,500,000 and $2,700,000, respectively, to decrease amortized cost.

    Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1997, by contractual maturity, is as follows:

                                                                               COST OR
                                                                               AMORTIZED  FAIR
                                                                               COST       VALUE
                                                                               --------------------
                                                                               (IN MILLIONS)
                                                                               --------------------
Maturity:
  In 1998                                                                      $   490.1  $   494.9
   --------------------------------------------------------------------------
  In 1999-2002                                                                   3,088.7    3,185.4
   --------------------------------------------------------------------------
  In 2003-2007                                                                   4,762.7    4,971.0
   --------------------------------------------------------------------------
  After 2007                                                                     6,344.9    7,084.9
   --------------------------------------------------------------------------
  Mortgage-backed securities                                                     3,874.3    4,062.4
   --------------------------------------------------------------------------  ---------  ---------
Total                                                                          $18,560.7  $19,798.6
-----------------------------------------------------------------------------  ---------  ---------
                                                                               ---------  ---------

    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    At December 31, 1997, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

    Proceeds from sales of investments in bonds during 1997, 1996 and 1995 were $9,715,000,000, $10,996,900,000 and
    $12,234,100,000, respectively. Gross gains during 1997, 1996 and 1995 of $218,100,000, $169,700,000 and $225,600,000,
    respectively, and gross losses of $78,000,000, $177,000,000 and $83,100,000, respectively, were realized on those sales.

    At December 31, 1997 and 1996, investments in bonds, with an admitted asset value of $76,200,000 and $70,700,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                          COST OR     GROSS        GROSS
                                          AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                          COST        GAINS        LOSSES       VALUE
                                          --------------------------------------------
                                          (IN MILLIONS)
                                          --------------------------------------------
At December 31, 1997:
  Preferred stocks                         $257.3       $12.1        $  .7      $268.7
----------------------------------------
  Unaffiliated common stocks                357.0        98.5         19.5       436.0
----------------------------------------
At December 31, 1996:
  Preferred stocks                         $239.7       $10.5        $ 1.7      $248.5
----------------------------------------
  Unaffiliated common stocks                289.9        84.6         16.2       358.3
----------------------------------------

    The carrying amount of preferred stocks in the balance sheets at December 31, 1997 and 1996 reflects NAIC adjustments of $4,000,000 and $700,000, respectively, to decrease amortized cost.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    During 1997, the minimum and maximum lending rates for mortgage loans were 7.09% and 9.25%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1997, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

    Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                          1997       1996       1995
                                                                          -------------------------------
                                                                          (IN MILLIONS)
                                                                          -------------------------------
Realized capital gains                                                    $   209.3  $    69.3  $   186.8
------------------------------------------------------------------------
Less amount transferred to IMR (net of related taxes (credit) of $54.0,
$(6.7) and $51.1 in 1997, 1996 and 1995, respectively)                        100.2      (12.4)      94.8
------------------------------------------------------------------------  ---------  ---------  ---------
                                                                              109.1       81.7       92.0
Less federal income taxes on realized gains                                    77.8       28.4       48.1
------------------------------------------------------------------------  ---------  ---------  ---------
Net realized capital gains                                                $    31.3  $    53.3  $    43.9
------------------------------------------------------------------------  ---------  ---------  ---------
                                                                          ---------  ---------  ---------

4.  SUBSIDIARIES
    Statutory-basis financial information related to the Company's four wholly-owned subsidiaries is summarized as follows (in millions):

                                                             DECEMBER 31, 1997
                                                             --------------------------------------------
                                                             FIRST
                                                             PENN       LNH&C        LNRAC      LLANY
                                                             --------------------------------------------
Cash and invested assets                                     $ 1,154.4   $   284.8   $   399.0  $   796.3
-----------------------------------------------------------
Other assets                                                      36.9        77.3       481.6      130.8
-----------------------------------------------------------  ---------  -----------  ---------  ---------
Total admitted assets                                        $ 1,191.3   $   362.1   $   880.6  $   972.1
-----------------------------------------------------------  ---------  -----------  ---------  ---------
                                                             ---------  -----------  ---------  ---------

Insurance reserves                                           $ 1,072.2   $   266.7   $   279.3  $   588.7
-----------------------------------------------------------
Other liabilities                                                 48.4        21.7       546.4        5.8
-----------------------------------------------------------
Liabilities related to separate accounts                            --          --          --      164.7
-----------------------------------------------------------
Capital and surplus                                               70.7        73.7        54.9      212.9
-----------------------------------------------------------  ---------  -----------  ---------  ---------
Total liabilities and capital and surplus                    $ 1,191.3   $   362.1   $   880.6  $   972.1
-----------------------------------------------------------  ---------  -----------  ---------  ---------
                                                             ---------  -----------  ---------  ---------

                                                              DECEMBER 31, 1997
                                                              ------------------------------------------
                                                              FIRST
                                                              PENN       LNH&C      LNRAC      LLANY
                                                              ------------------------------------------
Revenues                                                      $   267.6  $   135.4  $   125.3  $   230.0
------------------------------------------------------------
Expenses                                                          262.6      244.2      114.6      224.4
------------------------------------------------------------
Net realized gains (losses)                                          .1         .6        (.1)       (.1)
------------------------------------------------------------  ---------  ---------  ---------  ---------
Net income                                                    $     5.1  $  (108.2) $    10.6  $     5.5
------------------------------------------------------------  ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES (CONTINUED)

                                                             DECEMBER 31, 1996
                                                             ------------------------------------------------
                                                             FIRST
                                                             PENN       LNH&C        LNRAC        LLANY
                                                             ------------------------------------------------
Cash and invested assets                                     $ 1,090.7   $   146.4    $   406.7    $   664.3
-----------------------------------------------------------
Other assets                                                      31.8        17.7        503.1          9.1
-----------------------------------------------------------  ---------  -----------  -----------  -----------
Total admitted assets                                        $ 1,122.5   $   164.1    $   909.8    $   673.4
-----------------------------------------------------------  ---------  -----------  -----------  -----------
                                                             ---------  -----------  -----------  -----------

Insurance reserves                                           $ 1,013.5   $    72.7    $   261.8    $   601.1
-----------------------------------------------------------
Other liabilities                                                 41.3        18.7        597.2         22.1
-----------------------------------------------------------
Capital and surplus                                               67.7        72.7         50.8         50.2
-----------------------------------------------------------  ---------  -----------  -----------  -----------
Total liabilities and capital and surplus                    $ 1,122.5   $   164.1    $   909.8    $   673.4
-----------------------------------------------------------  ---------  -----------  -----------  -----------
                                                             ---------  -----------  -----------  -----------

                                                               DECEMBER 31, 1996
                                                               ------------------------------------------------
                                                               FIRST
                                                               PENN       LNH&C        LNRAC        LLANY
                                                               ------------------------------------------------
Revenues                                                       $   246.5   $   104.9    $   120.8    $   642.7
-------------------------------------------------------------
Expenses                                                           247.1        97.1        114.1        661.3
-------------------------------------------------------------
Net realized gains (losses)                                          (.6)         --           --           --
-------------------------------------------------------------  ---------  -----------  -----------  -----------
Net income (loss)                                              $    (1.2)  $     7.8    $     6.7    $   (18.6)
-------------------------------------------------------------  ---------  -----------  -----------  -----------
                                                               ---------  -----------  -----------  -----------

    The carrying value of affiliated common stocks, representing their statutory-basis net equity, was $412,100,000 and $241,500,000 at December 31, 1997 and 1996, respectively. The cost basis of investments in subsidiaries as of December 31, 1997 and 1996 was $466,200,000 and $194,000,000,
    respectively.

    During 1997 and 1996, the Company's insurance subsidiaries paid dividends of $15,000,000 and $10,500,000, respectively.

5.  FEDERAL INCOME TAXES
    The effective federal income tax rate for financial reporting purposes differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends-received tax deductions, differences in policy acquisition costs and policy and contract liabilities for tax return and financial statement purposes.

    Federal income taxes incurred of $78,300,000, $83,600,000 and $103,700,000 in 1997, 1996 and 1995, respectively, would be subject to recovery in the event that the Company incurs net operating losses within three years of the years for which such taxes were paid.

    Prior to 1984, a portion of the Company's current income was not subject to current income tax, but was accumulated for income tax purposes in a memorandum account designated as "policyholders' surplus." The Company's balance in the "policyholders' surplus" account at December 31, 1983 of $187,000,000 was "frozen" by the Tax Reform Act of 1984 and, accordingly, there have been no additions to the accounts after that date. That portion of current income on which income taxes have been paid will continue to be accumulated in a memorandum account designated as "shareholder's surplus," and is available for dividends to the shareholder without additional payment of tax by the Company. The December 31, 1997 memorandum account balance for "shareholder's surplus"

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5.  FEDERAL INCOME TAXES (CONTINUED)
    was $1,905,000,000. Should dividends to the shareholder exceed its respective "shareholder's surplus," amounts would need to be transferred from the "policyholders' surplus" and would be subject to federal income tax at that time. Under existing or foreseeable circumstances, the Company neither expects nor intends that distributions will be made that will result in any such tax.

6.  SUPPLEMENTAL FINANCIAL DATA
    The balance sheet caption, "Other Admitted Assets", includes amounts recoverable from other insurers for claims paid by the Company, and the balance sheet caption, "Future Policy Benefits and Claims," has been reduced for insurance ceded as follows:

                                                                                 DECEMBER 31
                                                                                 1997       1996
                                                                                 --------------------
                                                                                 (IN MILLIONS)
                                                                                 --------------------
Insurance ceded                                                                  $ 1,431.0  $ 1,154.5
-------------------------------------------------------------------------------
Amounts recoverable from other insurers                                               35.9       16.0
-------------------------------------------------------------------------------

    Reinsurance transactions included in the income statement caption, "Premiums and Deposits," are as follows:

                                                                          YEAR ENDED DECEMBER 31
                                                                          1997       1996       1995
                                                                          -------------------------------
                                                                          (IN MILLIONS)
                                                                          -------------------------------
Insurance assumed                                                         $   727.2  $   241.3  $   667.7
------------------------------------------------------------------------
Insurance ceded                                                               302.9      193.3      453.1
------------------------------------------------------------------------  ---------  ---------  ---------
Net amount included in premiums                                           $   424.3  $    48.0  $   214.6
------------------------------------------------------------------------  ---------  ---------  ---------
                                                                          ---------  ---------  ---------

    The income statement caption, "Benefits and Settlement
    Expenses," is net of reinsurance recoveries of $1,240,500,000, $787,900,000 and $1,407,000,000 for 1997,
    1996 and 1995, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6.  SUPPLEMENTAL FINANCIAL DATA (CONTINUED)
    Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and Fees in Course of Collection," are as follows:

                                                                          DECEMBER 31, 1997
                                                                          -----------------------------------
                                                                                                  NET OF
                                                                          GROSS      LOADING      LOADING
                                                                          -----------------------------------
                                                                          (IN MILLIONS)
                                                                          -----------------------------------
Ordinary new business                                                     $     3.2   $     2.4    $      .8
------------------------------------------------------------------------
Ordinary renewal                                                               17.8         3.2         14.6
------------------------------------------------------------------------
Group life                                                                     10.6          .2         10.4
------------------------------------------------------------------------  ---------         ---        -----
                                                                          $    31.6   $     5.8    $    25.8
                                                                          ---------         ---        -----
                                                                          ---------         ---        -----

                                                                          DECEMBER 31, 1996
                                                                          -----------------------------------
                                                                                                  NET OF
                                                                          GROSS      LOADING      LOADING
                                                                          -----------------------------------
                                                                          (IN MILLIONS)
                                                                          -----------------------------------
Ordinary new business                                                     $     3.9   $     1.9    $     2.0
------------------------------------------------------------------------
Ordinary renewal                                                               35.1         3.0         32.1
------------------------------------------------------------------------
Group life                                                                      9.4         (.1)         9.5
------------------------------------------------------------------------  ---------         ---        -----
                                                                          $    48.4   $     4.8    $    43.6
                                                                          ---------         ---        -----
                                                                          ---------         ---        -----

    The Company has entered into non-exclusive managing general agent agreements with International Benefit Services Corp., HRM Claim Management, Inc. and Pediatrics Insurance Consultants, Inc. to write group life and health business. Direct premiums written related to the agreements amounted to $2,000,000, $2,600,000 and $8,800,000 in 1997 and
    $26,200,000, $3,800,000 and $8,600,000 in 1996,
    respectively. During 1996, LNC Administrative Services Corporation entered into a similar agreement with the Company with direct premiums written amounting to $7,200,000 and 6,200,000 in 1997 and 1996, respectively. Authority granted by the managing general agents agreements include underwriting, claims adjustment and claims payment services.

7.  ANNUITY RESERVES
    At December 31, 1997, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7.  ANNUITY RESERVES (CONTINUED)
    subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                  AMOUNT     PERCENT
                                                                                  ----------------------
                                                                                  (IN MILLIONS)
                                                                                  ----------------------
Subject to discretionary withdrawal with adjustment:
  With market value adjustment                                                    $ 2,426.3           5%
   -----------------------------------------------------------------------------
  At book value, less surrender charge                                              4,225.8           8
   -----------------------------------------------------------------------------
  At market value                                                                  30,064.7          59
   -----------------------------------------------------------------------------  ---------         ---
                                                                                   36,716.8          72
Subject to discretionary withdrawal without adjustment at book value with
minimal or no charge or adjustment                                                 11,657.7          23
--------------------------------------------------------------------------------
Not subject to discretionary withdrawal                                             2,531.1           5
--------------------------------------------------------------------------------  ---------         ---
Total annuity reserves and deposit fund liabilities -- before reinsurance          50,905.6         100%
--------------------------------------------------------------------------------                    ---
                                                                                                    ---
Less reinsurance                                                                    1,797.5
--------------------------------------------------------------------------------  ---------
Net annuity reserves and deposit fund liabilities, including separate accounts    $49,108.1
--------------------------------------------------------------------------------  ---------
                                                                                  ---------

8.  CAPITAL AND SURPLUS
    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1997, the Company exceeds the RBC requirements.

    The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. In 1998, the Company can pay dividends of $361,600,000 without prior approval of the Indiana Insurance Commissioner.

9.  EMPLOYEE BENEFIT PLANS
    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial statements of income or financial position for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Option issued subsequent to 1991 are exercisable in 25% increments on the option issuance anniversary in the four years following issuance.

    As of December 31, 1997, 716,211 shares of LNC common stock were subject to options granted to Company employees and agents under the stock option incentive plans of which 370,239 were exercisable on that date. The exercise prices of the outstanding options range from $23.50 to $75.66. During 1997, 1996 and 1995, 170,789, 72,405 and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9.  EMPLOYEE BENEFIT PLANS (CONTINUED)
    117,806 options were exercised, respectively, and 1,846, 10,950 and 11,473 options were forfeited, respectively.

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES
    DISABILITY INCOME CLAIMS
    The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1997 and 1996 is a net liability of $516,900,000 and $572,000,000, respectively. This liability is based on the assumption that the recent experience will continue in the future. If incidence levels or claim termination rates fluctuate significantly from the assumptions underlying reserves, adjustments to reserves may be required in the future. Accordingly, this liability may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company. The Company reviews reserve levels on an ongoing basis.

    During 1995, the Company completed an in-depth review of the experience of its disability income business. As a result of this study, and based on the assumption that recent experience will continue in the future, net income decreased by $15,200,000 as a result of strengthening the disability income reserve.

    Because of continuing adverse experience and worsening projections of future experience, the Company conducted an additional in-depth review of loss experience on its disability income business during 1997. As a result of this study, the reserve level was deemed to be inadequate to meet future obligations if current incident levels were to continue in the future. In order to address this situation, the Company strengthened its disability income reserve by $80,000,000 (pre-tax).

    MARKETING AND COMPLIANCE ISSUES
    Regulators continue to focus on market conduct and compliance issues. Under certain circumstances companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

    GROUP PENSION ANNUITIES
    The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio.

    Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    LEASES
    The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

    Total rental expense on operating leases in 1997, 1996 and 1995 was $29,300,000, $26,400,000 and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
    $22,500,000, respectively. Future minimum rental commitments are as follows (in millions):

1998                                    $    18.5
--------------------------------------
1999                                         18.9
--------------------------------------
2000                                         20.1
--------------------------------------
2001                                         20.4
--------------------------------------
2002                                         20.7
--------------------------------------
Thereafter                                  152.2
--------------------------------------  ---------
                                        $   250.8
                                        ---------
                                        ---------

    The future commitments include amounts for space and equipment to be used by the personnel that were added on January 2, 1998 as a result of the purchase of a block of individual life and annuity business (see NOTE 12).

    INFORMATION TECHNOLOGY COMMITMENT
    In February 1998, the Company signed a seven-year contract with IBM Global Services for providing information technology services for the Fort Wayne operations. Annual costs are estimated to range from $33,600,000 to $56,800,000.

    INSURANCE CEDED AND ASSUMED
    The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. Industry regulations prescribe the maximum coverage that the Company can retain on an individual insured. Prior to December 31, 1997, the Company limited its maximum coverage that it retained on an individual to $3,000,000. Based on a review of the capital and business in-force (including the addition of the block of business described in NOTE 12), effective in January 1998, the Company changed the amount it will retain on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been reinsured with other companies to limit its exposure to interest rate risks. At December 31, 1997, the reserves associated with these reinsurance arrangements totaled $1,760,000,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

    The Company assumes insurance from other companies, including certain affiliates. At December 31, 1997, the Company has provided $12,400,000 of statutory surplus relief to other insurance companies under reinsurance transactions. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $8,200,000 and $4,300,000 at December 31, 1997 and 1996, respectively.

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1997, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    OTHER CONTINGENCY MATTERS
    The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for claims in excess of $5,000,000. The degree of applicability of this coverage depends on the specific facts of each proceeding. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) not have a material adverse affect on the financial position or results of operations of the Company.

    Two lawsuits involve alleged fraud in the sale of interest sensitive universal life and whole life insurance policies. These two suits have been filed as class actions against the Company, although the court has not certified a class in either case. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class while the relief sought in these cases in substantial, the cases are in the early stages of litigation, and it is premature to make assessments about potential loss, if any. Management intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits cannot be reasonably estimated at this time.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

    GUARANTEES
    The Company has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Outstanding guarantees with off-balance-sheet risks, shown in notional or contract amounts, are as follows:

                                NOTIONAL OR
                                CONTRACT AMOUNTS
                                --------------------

                                DECEMBER 31
                                --------------------
                                1997       1996
                                --------------------
                                (IN MILLIONS)
                                --------------------
Mortgage loan pass-through
certificates                    $    41.6  $    50.3
------------------------------
Real estate partnerships               --         .5
------------------------------  ---------  ---------
                                $    41.6  $    50.8
                                ---------  ---------
                                ---------  ---------

    The Company has invested in real estate partnerships that use conventional mortgage loans to finance their projects. In some cases, the terms of these arrangements involve guarantees by each of the partners to indemnify the mortgagor in the event a partner is unable to pay its principal and interest payments. In addition, the Company has sold commercial mortgage loans through grantor trusts which issued pass-through certificates. The Company has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to the Company. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1997 and 1996.

    DERIVATIVES
    The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. Government obligations, increased liabilities associated with reinsurance agreements and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

                                          NOTIONAL OR         ASSETS (LIABILITIES)
                                          CONTRACT AMOUNTS    -----------------------------------
                                                              CARRYING   FAIR   CARRYING   FAIR
                                                              VALUE      VALUE  VALUE      VALUE
                                          -------------------------------------------------------

                                          DECEMBER 31         DECEMBER 31       DECEMBER 31
                                          1997      1996      1997       1997   1996       1996
                                          -------------------------------------------------------
                                          (IN MILLIONS)
                                          -------------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements            $4,900.0  $5,500.0   $13.9     $  .9   $20.8     $  8.2
       ---------------------------------
  Swaptions                                1,752.0     672.0     6.9       6.9    11.0       10.6
       ---------------------------------
  Financial futures contracts                   --     147.7      --        --    (2.4)      (2.4)
       ---------------------------------
  Interest rate swaps                         10.0        --      --      (1.8)     --         --
       ---------------------------------  --------  --------  --------   -----  --------   ------
                                           6,662.0   6,319.7    20.8       6.0    29.4       16.4
Foreign currency derivatives:
  Forward contracts                          163.1     251.5     5.4       5.4      .2        (.2)
       ---------------------------------
  Foreign currency options                      --      43.9      --        --      .6         .4
       ---------------------------------
  Foreign currency swaps                      15.0      15.0      --      (2.1)     --       (2.1)
       ---------------------------------  --------  --------  --------   -----  --------   ------
                                             178.1     310.4     5.4       3.3      .8       (1.9)
                                          --------  --------  --------   -----  --------   ------
                                          $6,840.1  $6,630.1   $26.2     $ 9.3   $30.2     $ 14.5
                                          --------  --------  --------   -----  --------   ------
                                          --------  --------  --------   -----  --------   ------

    A reconciliation and discussion of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is a follows:

                                     ----------------------------------------------------------------
                                     INTEREST RATE CAPS    SPREAD LOCKS          SWAPTIONS
                                     1997       1996       1997       1996       1997       1996
                                     ----------------------------------------------------------------
                                     (IN MILLIONS)
                                     ----------------------------------------------------------------
Balance at beginning of year         $ 5,500.0  $ 5,110.0  $      --  $   600.0  $   672.0  $      --
-----------------------------------
New contracts                               --      390.0       50.0       15.0    1,080.0      672.0
-----------------------------------
Terminations and maturities             (600.0)        --      (50.0)    (615.0)        --         --
-----------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
Balance at end of year               $ 4,900.0  $ 5,500.0  $      --  $      --  $ 1,752.0  $   672.0
-----------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
                                     ---------  ---------  ---------  ---------  ---------  ---------

                                                              FINANCIAL FUTURES     INTEREST RATE SWAPS
                                                              CONTRACTS
                                                              ------------------------------------------
                                                              1997       1996       1997       1996
                                                              ------------------------------------------
Balance at beginning of year                                  $   147.7  $      --  $      --  $     5.0
------------------------------------------------------------
New contracts                                                      88.3    7,918.8       10.0         --
------------------------------------------------------------
Terminations and maturities                                      (236.0)  (7,771.1)        --       (5.0)
------------------------------------------------------------  ---------  ---------  ---------  ---------
Balance at end of year                                        $      --  $   147.7  $    10.0  $      --
------------------------------------------------------------  ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)


                                        FOREIGN CURRENCY DERIVATIVES
                                        ----------------------------------------------------------------

                                        FOREIGN EXCHANGE      FOREIGN CURRENCY      FOREIGN CURRENCY
                                        FORWARD CONTRACTS     OPTIONS               SWAPS
                                        1997       1996       1997       1996       1997       1996
                                        ----------------------------------------------------------------
                                        (IN MILLIONS)
                                        ----------------------------------------------------------------
Balance at beginning of year            $   251.5  $    15.7  $    43.9  $    99.2  $    15.0  $    15.0
--------------------------------------
New contracts                               833.1      406.9         --    1,168.8         --         --
--------------------------------------
Terminations and maturities                (921.6)    (171.1)     (43.9)  (1,224.1)        --         --
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
Balance at end of year                  $   163.1  $   251.5  $      --  $    43.9  $    15.0  $    15.0
--------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
                                        ---------  ---------  ---------  ---------  ---------  ---------

    INTEREST RATE CAPS
    The interest rate cap agreements, which expire in 1998 through 2003, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the interest rate caps is included in other assets ($13,900,000 as of December 31, 1997) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

    SWAPTIONS
    Swaptions, which expire in 2002 and 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of fluctuating interest rates. The premium paid for the swaptions is included in other assets ($6,900,000 as of December 31, 1997) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

    SPREAD LOCKS
    Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified Government note is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity Government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock program is to protect a portion of its fixed maturity securities against widening of spreads.

    FINANCIAL FUTURES
    The Company uses exchange-traded financial futures contracts to hedge against interest rate risks and to manage duration of a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily.

    INTEREST RATE SWAPS
    The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty to the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) agreements the stream of variable coupon payments generated from the bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income.

    FOREIGN CURRENCY DERIVATIVES
    The Company uses a combination of foreign exchange forward contracts, foreign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give the Company the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a specified time period. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries pursuant to an agreement to re-exchange the two currencies at the same rate of exchange at a specified future date.

    ADDITIONAL DERIVATIVE INFORMATION
    Expenses for the agreements and contracts described above amounted to $7,000,000, $6,900,000 and $5,600,000 in 1997, 1996 and 1995, respectively.
    Deferred losses of $2,600,000 as of December 31, 1997, were the result of:
    1) terminated and expired spread-lock agreements and; 2) financial futures contracts. These losses are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such securities.

    The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, foreign exchange forward contracts, foreign currency options and foreign currency swaps. However, the Company does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in the Company's favor. At December 31, 1997, the exposure was $11,700,000.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

    BONDS AND UNAFFILIATED COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair values of mortgage loans on real estate are established using a discounted cash flow method based on credit rating, maturity and future income. The rating for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS
    The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
    The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future Policy Benefits and Claims" and "Other Policyholder Funds," include investment type insurance contracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

    The remainder of the balance sheet captions "Future Policy Benefits and Claims" and "Other Policyholder Funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

    SHORT-TERM DEBT
    Fair values of short-term debt approximates carrying values.

    GUARANTEES
    The Company's guarantees include guarantees related to real estate partnerships and mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

    DERIVATIVES
    The Company's derivatives include interest rate cap agreements, swaptions, spread-lock agreements, foreign currency exchange contracts, financial futures contracts, interest rate swaps, foreign currency options and foreign currency swaps. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for the foreign currency exchange contracts and financial future contracts and;
    2) brokerage quotes that utilize pricing models or formulas using current assumptions for all other swaps and agreements.

    INVESTMENT COMMITMENTS
    Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                 DECEMBER 31
                                                 ----------------------------------------------
                                                 1997                    1996
                                                 ----------------------------------------------
                                                 CARRYING                CARRYING
ASSETS (LIABILITIES)                             VALUE       FAIR VALUE  VALUE       FAIR VALUE
-----------------------------------------------------------------------------------------------
                                                 (IN MILLIONS)
                                                 ----------------------------------------------
Bonds                                            $ 18,560.7  $ 19,798.6  $ 19,389.6  $ 20,194.4
-----------------------------------------------
Preferred stock                                       257.3       268.7       239.7       248.5
-----------------------------------------------
Unaffiliated common stock                             436.0       436.0       358.3       358.3
-----------------------------------------------
Mortgage loans on real estate                       3,012.7     3,179.2     2,976.7     3,070.9
-----------------------------------------------
Policy loans                                          660.5       648.3       626.5       612.7
-----------------------------------------------
Other investments                                     335.5       335.5       282.7       282.7
-----------------------------------------------
Cash and short-term investments                     2,133.0     2,133.0       759.2       759.2
-----------------------------------------------
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed
    interest contracts                            (17,324.2)  (16,887.6)  (17,871.6)  (17,333.0)
   --------------------------------------------
  Remaining guaranteed interest and similar
    contracts                                      (1,267.0)   (1,294.6)   (1,799.7)   (1,835.4)
   --------------------------------------------
Short-term debt                                      (120.0)     (120.0)     (100.0)     (100.0)
-----------------------------------------------
Derivatives                                            26.2         9.3        26.5        13.8
-----------------------------------------------
Investment commitments                                   --         (.5)         --         (.6)
-----------------------------------------------

12. ACQUISITIONS AND SALES OF SUBSIDIARIES
    In October 1996, the Company and LLANY purchased a block of group tax-qualified annuity business from UNUM Corporation's affiliate. The transaction was completed in the form of a reinsurance transaction, which resulted in a ceding commission of $71,800,000. The ceding commission has been recorded as admissible goodwill of $62,300,000, which is to be amortized on a straight-line basis over 10 years. LLANY was required by the New York Department of Insurance to expense its portion of the ceding commission in 1996. Policy liabilities and related accruals of the Company and its wholly owned subsidiary increased by $3,200,000,000 as a result of this transaction.

    In 1997, LNC contributed 25,000,000 shares of common stock of American States Financial Corporation ("American States") to the Company. American States is a property casualty insurance holding company of which LNC owned 83.3%. The contributed common stock was accounted for as a capital contribution equal to the fair value of the common stock received by the Company. Subsequently, the American States common stock owned by the Company, along with all other American States common stock owned by LNC and its affiliates, was sold. The Company received proceeds from the sale in the amount of $1,175,000,000. The Company recognized no gain or loss on the sale of its portion of the common stock due to the receipt of such stock at fair value.

    On January 2, 1998, the Company issued a surplus note to LNC in return for $500,000,000 in cash. The note calls for the Company to pay, on or before March 31, 2028, the principal amount of the note and interest quarterly at a 6.56% annual rate. LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

12. ACQUISITIONS AND SALES OF SUBSIDIARIES (CONTINUED) anniversary date of the note, but not before January 2, 2003. Any payment of interest or repayment of principal may be paid only out of excess surplus (as defined in the note) and is subject to the approval of the Commissioner of the Indiana Department of Insurance.

    Proceeds from the sale of the Company's American States common stock, as well as proceeds from the surplus note, were used to finance an indemnity reinsurance transaction whereby the Company reinsured 100% of a block of individual life insurance and annuity business from CIGNA Corporation. The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement, which will result in a decrease to surplus in 1998 of approximately $1,000,000,000. Operating results generated by this block of business after the closing date will be included in the Company financial statements from the closing date. At the time of closing, this block of business had statutory liabilities of $4,658,200,000 that became the Company's obligation. The company also received assets, measured on a historical statutory basis, equal to the liabilities. During 1997, this block produced premiums, fees and deposits of $1,051,000,000 and earnings of $87,200,000 on a statutory basis. The Company also expects to pay $30,000,000 to cover expenses associated with the reinsurance agreement and to record a charge of approximately $12,000,000 during 1998 to cover certain costs of integrating the existing operations with the new block of business.

13. TRANSACTIONS WITH AFFILIATES
    A wholly owned subsidiary of LNC, Lincoln Financial Group, Inc. ("LFGI"), has a nearly exclusive general agents contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LFGI override commissions and operating expense allowances of $61,600,000, $56,300,000 and $43,300,000 in 1997, 1996 and 1995,
    respectively. LFGI incurred expenses of $5,500,000, $15,700,000 and $10,400,000 in 1997, 1996 and 1995, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse. Effective in January 1998, the Company and LFGI agreed to increase the override commission expense and eliminate the operating expense allowance.

    Cash and short-term investments at December 31, 1997 and 1996 include the Company's participation in a short-term investment pool with LNC of $325,600,000 and $175,100,000, respectively. Related investment income amounted to $15,500,000, $15,300,000 and $21,100,000 in 1997, 1996 and 1995,
    respectively. Other liabilities at December 31, 1997 and 1996 include $120,000,000 and $100,000,000, respectively, of notes payable to LNC.

    The Company provides services to and receives services from affiliated companies which resulted in a net payment of $48,500,000, $34,100,000 and $24,900,000 in 1997, 1996 and 1995, respectively.

    The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                        YEAR ENDED DECEMBER 31
                        1997       1996       1995
                        -------------------------------
                        (IN MILLIONS)
                        -------------------------------
Insurance assumed       $    11.9  $    17.9  $    17.6
----------------------
Insurance ceded             100.3      302.8      214.4
----------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. TRANSACTIONS WITH AFFILIATES (CONTINUED)
    The balance sheets include reinsurance balances with affiliated companies as follows:

                          DECEMBER 31
                          1997       1996
                          --------------------
                          (IN MILLIONS)
                          --------------------
Future policy benefits
and claims assumed        $   245.5  $   312.7
------------------------
Future policy benefits
and claims ceded              997.2      891.8
------------------------
Amounts recoverable on
paid and unpaid losses         30.4       31.2
------------------------
Reinsurance payable on
paid losses                     5.3        2.7
------------------------
Funds held under
reinsurance treaties --
net liability               1,115.4    1,062.4
------------------------

    Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $280,900,000 and $314,200,000 at December 31, 1997 and 1996,
    respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 1997 and 1996, LNC had guaranteed $229,100,000 and $239,200,000, respectively, of these letters of credit. At December 31, 1997, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $130,700,000 for statutory surplus relief received under financial reinsurance ceded agreements.

14. SEPARATE ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value and consist primarily of long-term bonds, common stocks, short-term investments and mutual funds. The detailed operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder deposits are included in other income.

    Separate account premiums, deposits and other considerations amounted to $4,821,800,000, $4,148,700,000 and $3,068,200,000 in 1997, 1996 and 1995,
    respectively. Reserves for separate accounts with assets at fair value were $30,560,700,000 and $23,047,800,000 at December 31, 1997 and 1996,
    respectively. All reserves are subject to discretionary withdrawal at market value. Substantially all of the Company's separate accounts are nonguaranteed.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. SEPARATE ACCOUNTS (CONTINUED)

    A reconciliation of transfers to (from) separate accounts are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              1997           1996
                                                              ------------------------
                                                              (IN MILLIONS)
                                                              ------------------------
Transfers as reported in the Summary of Operations of
various Separate Accounts:
  Transfers to separate accounts                              $ 4,824.0      $ 4,149.6
------------------------------------------------------------
  Transfers from separate accounts                             (2,943.8)      (2,058.5)
------------------------------------------------------------  ---------      ---------
Net transfer to separate accounts as reported in the
Company's NAIC Annual Statement -- Summary of Operations      $ 1,880.2      $ 2,091.1
------------------------------------------------------------  ---------      ---------
                                                              ---------      ---------

15. RECONCILIATION OF ANNUAL STATEMENT TO AUDITED FINANCIAL STATEMENTS In 1997, certain errors were identified by the Illinois
    Insurance Department in the calculation of the AVR as of December 31, 1996 and 1995. The effects of the AVR errors also resulted in the need for revisions in the calculation of certain investment limitation thresholds, the results of which indicated that additional assets should have been nonadmitted as of December 31, 1996. As discussed by the Company with the Indiana and Illinois Insurance Departments, corrections were made to affected pages of the Company's
    NAIC Annual Statement which were refiled with various state insurance departments. However, due to immateriality of the corrections in relation to the financial statements taken as a whole, the audited 1996 and 1995 statutory-basis financial statements were not corrected and re-issued.

    The Company's 1997 NAIC Annual Statement, as filed with various state insurance departments, also includes the corrected balances for 1996 and 1995. The following is a reconciliation of total admitted assets, total liabilities and capital and surplus as of December 31, 1996 as presented in the 1997 NAIC Annual Statement (as corrected) to the accompanying audited financial statements.

                                          TOTAL                    CAPITAL
                                          ADMITTED   TOTAL         AND
                                          ASSETS     LIABILITIES   SURPLUS
                                          ---------------------------------
Balance as of December 31, 1996 as
reported in the accompanying audited
financial statements                      $50,016.6   $ 48,054.0   $ 1962.6
----------------------------------------
Effect of AVR errors                             --         37.6      (37.6)
----------------------------------------
Effect of change in investment
limitations                                   (57.0)          --      (57.0)
----------------------------------------  ---------  -----------   --------
Balance as of December 31, 1996 as
reported in the 1997 NAIC Annual
Statement                                 $49,959.6   $ 48,091.6   $1,868.0
----------------------------------------  ---------  -----------   --------
                                          ---------  -----------   --------

16. IMPACT OF YEAR 2000 (UNAUDITED)
    The Year 2000 Issue is pervasive and complex and affects virtually every aspect of the Company's business. The Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners are particularly vulnerable. The inability to properly recognize date sensitive electronic information and transfer data between systems could cause errors or even a complete systems failure which would result in a temporary inability to process transactions correctly and engage in normal business

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. IMPACT OF YEAR 2000 (UNAUDITED) (CONTINUED) activities. The Company is redirecting a large portion of its internal information technology efforts and contracting with outside consultants to update its systems to accommodate the year 2000. Also, the Company has initiated formal communications with critical parties that interface with the Company's systems to gain an understanding of their progress in addressing Year 2000 Issues. While the Company is making every effort to address its own systems and the systems with which it interfaces, it is not possible to provide assurance that operational problems will not occur. The Company presently believes that with the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the Year 2000 Issue will not pose significant operational problems for its computer systems. In addition, the Company is developing contingency plans in the event that, despite its best efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the Year 2000 Issue could have a material adverse impact on the operation of the Company's business.

    During 1997 and 1996, the Company incurred expenditures of approximately $5,500,000 ($3,600,000 after-tax) to address this issue. The Company's financial plans for 1998 through 2000 include expected expenditures of an additional $20,000,000 ($13,000,000 after-tax) on this issue. The cost of addressing Year 2000 Issues and the timeliness of completion will be closely monitored by management and are based on managements's current best estimates which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Nevertheless, there can be no guarantee that these estimated costs will be achieved and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems and other uncertainties.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (a wholly owned subsidiary of Lincoln National Corporation) as of December 31, 1997 and 1996, and the related statutory-basis statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Lincoln National Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

February 5, 1998

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA

DECEMBER 31, 1997 (IN MILLIONS)

Investment income earned:
           Government bonds                                                                           $    52.8
           -----------------------------------------------------------------------------------------
           Other bonds (unaffiliated)                                                                   1,471.6
           -----------------------------------------------------------------------------------------
           Preferred stocks (unaffiliated)                                                                 23.5
           -----------------------------------------------------------------------------------------
           Common stocks (unaffiliated)                                                                     8.3
           -----------------------------------------------------------------------------------------
           Common stocks of affiliates                                                                     15.0
           -----------------------------------------------------------------------------------------
           Mortgage loans                                                                                 257.2
           -----------------------------------------------------------------------------------------
           Real estate                                                                                     92.2
           -----------------------------------------------------------------------------------------
           Premium notes, policy loans and liens                                                           37.5
           -----------------------------------------------------------------------------------------
           Cash on hand and on deposit                                                                      1.0
           -----------------------------------------------------------------------------------------
           Short-term investments                                                                          69.3
           -----------------------------------------------------------------------------------------
           Other invested assets                                                                           21.9
           -----------------------------------------------------------------------------------------
           Derivative instruments                                                                         (10.0)
           -----------------------------------------------------------------------------------------
           Aggregate write-ins for investment income                                                       16.3
           -----------------------------------------------------------------------------------------  ---------
Gross investment income                                                                               $ 2,056.6
----------------------------------------------------------------------------------------------------  ---------
                                                                                                      ---------

Real estate owned (cost, less encumbrances)                                                           $   585.2
----------------------------------------------------------------------------------------------------  ---------
                                                                                                      ---------

Mortgage loans (unpaid balance):
           Farm mortgages                                                                             $     0.1
           -----------------------------------------------------------------------------------------
           Residential mortgages                                                                            3.1
           -----------------------------------------------------------------------------------------
           Commercial mortgages                                                                         3,009.5
           -----------------------------------------------------------------------------------------  ---------
Total mortgage loans                                                                                  $ 3,012.7
----------------------------------------------------------------------------------------------------  ---------
                                                                                                      ---------

Mortgage loans by standing (unpaid balance):
           Good standing                                                                              $ 2,974.1
           -----------------------------------------------------------------------------------------  ---------
                                                                                                      ---------
           Good standing with restructured terms                                                      $    38.5
           -----------------------------------------------------------------------------------------  ---------
                                                                                                      ---------
           Interest overdue more than three months, not in foreclosure                                $      --
           -----------------------------------------------------------------------------------------  ---------
                                                                                                      ---------
           Foreclosure in process                                                                     $     0.1
           -----------------------------------------------------------------------------------------  ---------
                                                                                                      ---------
Other long-term assets (statement value)                                                              $   281.5
----------------------------------------------------------------------------------------------------  ---------
                                                                                                      ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA (CONTINUED)

DECEMBER 31, 1997 (IN MILLIONS)

Bonds and stocks of parent, subsidiaries and affiliates (cost):
    Common stocks of subsidiaries                                                                $   466.2
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Bonds and short-term investments by class and maturity:
  Bonds by maturity (statement value):
    Due within one year or less                                                                  $ 3,140.1
     ------------------------------------------------------------------------------------------
    Over 1 year through 5 years                                                                    5,182.8
     ------------------------------------------------------------------------------------------
    Over 5 years through 10 years                                                                  5,772.8
     ------------------------------------------------------------------------------------------
    Over 10 years through 20 years                                                                 3,275.3
     ------------------------------------------------------------------------------------------
    Over 20 years                                                                                  3,270.6
     ------------------------------------------------------------------------------------------  ---------
  Total by maturity                                                                              $20,641.6
   --------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
  Bonds by class (statement value):
    Class 1                                                                                      $13,879.0
     ------------------------------------------------------------------------------------------
    Class 2                                                                                        5,215.6
     ------------------------------------------------------------------------------------------
    Class 3                                                                                          848.0
     ------------------------------------------------------------------------------------------
    Class 4                                                                                          668.8
     ------------------------------------------------------------------------------------------
    Class 5                                                                                           23.6
     ------------------------------------------------------------------------------------------
    Class 6                                                                                            6.6
     ------------------------------------------------------------------------------------------  ---------
  Total by class                                                                                 $20,641.6
   --------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------

Total bonds publicly traded                                                                      $16,457.1
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Total bonds privately placed                                                                     $ 4,184.5
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Preferred stocks (statement value)                                                               $   257.3
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------

Unaffiliated common stocks (market value)                                                        $   436.0
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Short-term investments (cost or amortized cost)                                                  $ 2,080.9
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Financial options and caps owned (statement value)                                               $    20.8
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------

Financial options and caps written (statement value)                                             $      --
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Swap and forward agreements open (statement value)                                               $     5.4
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Futures contracts open (current value)                                                           $      --
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Cash on deposit                                                                                  $    52.1
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------

Life insurance in-force:
    Ordinary                                                                                     $   108.6
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
    Group life                                                                                   $    31.2
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA (CONTINUED)

DECEMBER 31, 1997 (IN MILLIONS)

Amount of accidental death insurance in-force under ordinary policies                            $     5.3
-----------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Life insurance policies with disability provisions in-force:
    Ordinary                                                                                     $     5.5
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
    Group life                                                                                   $      --
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Supplementary contracts in-force:
    Ordinary -- not involving life contingencies:
      Amount on deposit                                                                          $      --
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
      Income payable                                                                             $     0.8
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
    Ordinary -- involving life contingencies:
      Income payable                                                                             $     3.0
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
    Group -- not involving life contingencies:
      Income payable                                                                             $     1.1
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
    Group -- involving life contingencies:
      Income payable                                                                             $      --
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Annuities:
    Ordinary:
      Immediate -- amount of income payable                                                      $    71.8
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
      Deferred -- fully paid account balance                                                     $     0.7
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
      Deferred -- not fully paid account balance                                                 $   264.0
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
    Group:
      Amount of income payable                                                                   $     0.3
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
      Fully paid account balance                                                                 $     0.1
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
      Not fully paid account balance                                                             $    72.3
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Accident and health insurance -- premiums in-force:
    Ordinary                                                                                     $   166.0
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
    Group                                                                                        $    77.7
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
Deposit funds and dividend accumulations:
    Deposit funds account balance                                                                $16,507.3
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------
    Dividend accumulations -- account balance                                                    $   114.4
     ------------------------------------------------------------------------------------------  ---------
                                                                                                 ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTE TO SUPPLEMENTAL SCHEDULE OF SELECTED
STATUTORY-BASIS FINANCIAL DATA

NOTE -- BASIS OF PRESENTATION

The accompanying schedule presents selected statutory-basis financial data as of December 31, 1997 and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the General Section of the National Association of Insurance Commissioners' Annual Statement Instructions and agrees to or is included in the amounts reported in The Lincoln National Life Insurance Company's 1997 Statutory Annual Statement as filed with the Indiana Department of Insurance.

REPORT OF INDEPENDENT AUDITORS ON
OTHER FINANCIAL INFORMATION

Board of Directors
The Lincoln National Life Insurance Company

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The accompanying supplemental schedule of selected statutory basis financial data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the statutory-basis financial statements. Such information has been subjected to the auditing procedures applied in our audit of the statutory-basis financial statements and, in our opinion, is fairly stated in all material respects in relation to the statutory-basis financial statements taken as a whole.

February 5, 1998

                                    PART C
                               OTHER INFORMATION


Item 24.       Financial statements and Exhibits

     (a) The following financial statements are included in Part B:

     Financial Statements of Registrant - Lincoln National Variable Annuity Account L.



     Statutory-basis Financial Statements and Schedules of Depositor - The Lincoln National Life Insurance Company.



     (b)  Exhibits


          1(a). Resolution adopted by the Board of Directors of The Lincoln National Life Insurance Company on April 29, 1996 establishing the Lincoln National Variable Annuity Account L ("Account L")./1/

          1(b). Amendment dated December 2, 1996 adopted by the Board of Directors to resolution establishing Account L./3/


          2.        Not applicable.


          3(a).     Principal Underwriting Contract./1/


          3(b).     Broker-dealer sales agreement./1/


          4(a). Forms of Group Annuity Contracts for The Lincoln National Life Insurance Company./1/

          4(b).     Form of endorsement to Group Annuity Contract and
                    Certificate./3/

          5(a).     Form of application for Group Annuity Contract./1/


          5(b). Form of Participant enrollment form (including acknowledgement of restrictions on redemption imposed by I.R.C. Section 403(b))./1/


          6. Articles of incorporation and by-laws of The Lincoln National Life Insurance Company./1/

          7.        Not applicable.


          8(a). Participation Agreement between The Lincoln National Life Insurance Company and Dreyfus Life & Annuity Index Fund, Inc. and Dreyfus Variable Investment Fund./1/


          8(b). Participation Agreement between The Lincoln National Life Insurance Company and Variable Insurance Products Fund and Fidelity Distributors Corporation./1/


          8(c). Participation Agreement between The Lincoln National Life Insurance Company and Variable Insurance Products Fund II and Fidelity Distributors Corporation./1/

          8(d). Participation Agreement between The Lincoln National Life Insurance Company and Twentieth Century Securities, Inc./1/

          8(e). Participation Agreement between The Lincoln National Life Insurance Company and Acacia Capital Corporation and Robert Distributors, Inc./1/

          8(f). Participation Agreement between The Lincoln National Life Insurance Company and T. Rowe Price International Services, Inc. and T. Rowe Price Investment Services, Inc./1/

          8(g). Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc., and Lincoln National Life Insurance Company./4/

          9. Consent and opinion of Jeremy Sachs, Senior Counsel, The Lincoln National Life Insurance Company, as to the legality of the securities being registered./1/

          10(a).    Consent of Ernst & Young LLP, Independent Auditors.

          10(b).    Powers of Attorney./2/

          11.       Not applicable.

          12.       Not applicable.

          13.(a)    Schedule for Computation of Performance Quotations./5/

          13.(b)    Supplement to Schedule for Computation of Performance
                    Quotations.

          14.       Not applicable.

          15(a). Organizational Chart of Lincoln National Life Insurance Holding Company System.

          15(b).    Memorandum Concerning Books and Records.

          /1/ Incorporated herein by reference to Pre-effective Amendment No. 1 on Form N-4 filed by the Lincoln National Variable Annuity Account L of The Lincoln National Life Insurance Company with The Securities and Exchange Commission on September 26, 1996 (File No. 333-05827).

          /2/ Incorporated herein by reference to the registrant's initial registration statement filed with the Securities and Exchange Commission on June 12, 1996 (File No. 333-
                    5827).

          /3/ Incorporated herein by reference to Post-effective Amendment No. 2 on Form N-4 filed by the Lincoln National Variable Annuity Account L of The Lincoln National Life Insurance Company on April 30, 1998 (File No. 333-04999).

          /4/ Incorporated herein by reference to Registration Statement on Form S-6 filed by Lincoln Life Flexible Premium Variable Life Account F of The Lincoln National Life Insurance Company on November 21, 1997 (File No. 333-40745).

          /5/ Incorporated herein by reference to Post-effective Amendment No. 1 on Form N-4 filed by the Lincoln National Variable Annuity Account L of The Lincoln National Life Insurance Company on April 30, 1997 (File No. 333-05827).

Item 25.            Directors and Officers of the Depositor


The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Account L as well as the Contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                                Positions and Offices with Lincoln Life
----                                ---------------------------------------
Jon A. Boscia**                     Director
Carolyn P. Brody*                   Second Vice President
Thomas L. Clagg*                    Vice President and Associate General Counsel
Kelly D. Clevenger*                 Vice President
Jeffrey K Dellinger*                Vice President
Jack D. Hunter**                    Executive Vice President and General Counsel
Donald E. Keller*                   Vice President
Reed P. Miller*                     Vice President
Ian M. Rolland**                    Director

Lawrence T. Rowland***              Executive Vice President and Director
Keith J. Ryan*                      Senior Vice President, Asst. Treasurer
                                      and Chief Financial Officer
Gabriel L. Shaheen*                 President, Chief Executive Officer
Richard C. Vaughan**                Director
Janet C. Whitney**                  Vice President and Treasurer
C. Suzanne Womack**                 Assistant Vice President and Secretary
O. Douglas Worthingon*              Vice President, Controller and Assistant
                                    Treasurer



* Principal business address of each person is 1300 South Clinton Street, Fort Wayne, Indiana 46802.

** Principal business address is 200 East Berry Street, Fort Wayne, Indiana 46802-2706.

*** Principal business address is 1700 Magnavox Way, One Reinsurance Place, Fort Wayne, Indiana 46804.


Item 26. Persons Controlled by or Under Common Control with The Lincoln National Life Insurance Company ("Lincoln Life") or Account L

Account L is a separate account of Lincoln Life and may be deemed to be controlled by Lincoln Life although Lincoln Life will follow voting instructions of Contractholders with respect to voting on certain important matters requiring a vote of Contractholders.

See Exhibit 15(a): The Organizational Chart of Lincoln National Life Insurance Holding Company System is hereby incorporated herein by this reference.

Item 27.       Number of Contractholders


  As of March 31, 1998, Registrant had 71 Contractholders.


Item 28.       Indemnification

Under the Participation Agreements entered into between Lincoln Life and the Dreyfus Life & Annuity Index Fund, Inc., Dreyfus Variable Investment Fund and Dreyfus Corporation, Variable Insurance Products Funds I and II and Fidelity Distributors Corporation, Twentieth Century Management Company, Acacia Capital Corporation, and T. Rowe Price (the "Funds"), Lincoln Life and its directors, officers, employees, agents and control persons have been indemnified by the Funds against any losses, claims or liabilities that arise out of any untrue statement or alleged untrue statement or omission of a material fact in the Funds' registration statements, prospectuses or sales literature. In addition, the Funds will indemnify Lincoln Life against any liability, loss, damages, costs or expenses which Lincoln Life may incur as a result of the Funds' incorrect calculations, incorrect reporting and/or untimely reporting of the Funds' net asset values, dividend rates or capital gain distribution rates.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 29.       Principal Underwriter


     (a) LNC Equity Sales Corporation also acts as the principal underwriter for Lincoln Life & Annuity Variable Annuity Account L, the VA-I Separate Account of UNUM Life Insurance Company of America, and the VA-1 Separate Account of First UNUM Life Insurance Company.

     (b)(1) The following table sets forth certain information regarding the officers and directors of LNC Equity Sales Corporation:


NAME AND ADDRESS                   POSITIONS AND OFFICES
----------------
                                   WITH LINCOLN FINANCIAL ADVISORS CORPORATION
                                   -------------------------------------------
J. Michael Hemp*                   President and Director
Priscilla S. Brown*                Chief Operating Officer, Sales and
                                   Marketing and Director
John M. Behrendt*                  Vice President and Director
Richard C. Boyles***               Chief Financial Officer and Administrative
                                   Officer
Kenneth Ehinger***                 Chief Operating Officer and Director
Gary D. Giller****                 Director
Janet C. Whitney**                 Vice President and Treasurer
C. Suzanne Womack**                Secretary



* Principal business address of each person is 1300 S. Clinton Street, Fort Wayne, Indiana 46802.

** Principal business address of each person is 200 East Berry Street, Fort Wayne, Indiana 46802-2706.

*** Principal business address of each person is 3811 Illinois Road, Suite 205, Fort Wayne, Indiana 46804-1202.

**** 7650 Rivers Edge Dr., Suite 250, Columbus, OH  43235.


     c)


Name of                                      Net Underwriting
Principal                                    Discounts and          Compensation    Brokerage
Underwriter                                  Commissions            on Redemption   Commissions  Compensation
-----------                                  ----------------       -------------   -----------  ------------
Lincoln Financial Advisors Corporation       $ 0                   N/A            N/A            N/A

Item 30.  Location of Accounts and Records



Exhibit 15(b) is hereby expressly incorporated herein by this reference

Item 31.  Management Services

None

Item 32.  Undertakings and Representations


The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                                403(b) ANNUITIES
                                ----------------

     The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-
(4) thereof.

                                   TEXAS ORP
                                   ---------

     The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Section will be complied with.


                                FEES AND CHARGES
                                ----------------

     The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                                   SIGNATURES


        (a) As required by the Securities Act of 1993 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this April 27th day of April, 1998.

                              Lincoln National Variable Annuity Account L
                                   (Group Variable Annuity II) (Registrant)



                              By:  /s/ Stephen H. Lewis
                                   -------------------------------------------
                                  Stephen H. Lewis, Senior Vice President
                                  (Name of Officer of Depositor) (Title)

                              The Lincoln National Life Insurance Company
                                            (Depositor)



                              By:  /s/ Gabriel L. Shaheen
                                   -------------------------------------------
                                   Gabriel L. Shaheen, Chief Executive Officer
                                          (Signature and Title)



        (b) As required by the Securities Act of 1993, this Amendment to the Registration Statement has been signed for the Depositor by the following persons in the capacities and on the dates indicated.


SIGNATURE                      TITLE                             DATE

/s/ Gabriel L. Shaheen         President, Chief Executive        April 27, 1998
----------------------------   Officer and Director
     Gabriel L. Shaheen        (Principal Executive Officer)


/s/ Jon A. Boscia              Director                          April 27, 1998
----------------------------
       Jon A. Boscia


              *                Director                          April 27, 1998
----------------------------
       Ian M. Rolland

/s/   Keith J. Ryan              Senior Vice President, Chief     April 27, 1998
------------------------------   Financial Officer and
      Keith J. Ryan              Assistant Treasurer (Principal
                                 Financial Officer and Principal
                                 Accounting Officer)

                                 Executive Vice President         April 27, 1998
------------------------------   and Director
      Lawrence T. Rowland


             *                   Director                         April 27, 1998
------------------------------
      Richard C. Vaughan


             *                   Director                         April 27, 1998
------------------------------
      H. Thomas McMeekin



             *                   Executive Vice President         April 27, 1998
------------------------------   and Director
      Jack D. Hunter

* By /s/ Jeremy Sachs, attorney-in-fact, pursuant to a Power of Attorney filed
     ----------------
  with the initial Registration Statement.